UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05088

The AllianceBernstein Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 221-5672

Date of fiscal year end:	August 31, 2009

Date of reporting period:	August 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

-AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Supplement dated November 2, 2009 to the AllianceBernstein Tax-Managed Wealth Strategies Annual Report dated August 31, 2009 of the AllianceBernstein Tax-Managed Wealth Strategies-AllianceBernstein Tax-Managed Wealth Appreciation Strategy.

The following chart replaces the information on page 9 in the Annual Report under the heading “GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY”, which incorrectly overstated AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment results.

You should retain this Supplement with your Annual Report for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-TMW-0151-1109

ANNUAL REPORT

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

August 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 22, 2009

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2009.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between US and non-US markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and US and non-US companies (and the subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy may invest without limit in non-US securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and US and non-US companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax-exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities. The Strategy’s fixed-income securities will primarily be investment-grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity secu-

rities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy’s fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-US securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and US and non-US companies (and the subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may also enter into inflation (CPI) swap agreements with a notional amount equal to approximately 10% of the Strategy’s assets to protect against inflation risk. The Strategy may invest without limit in non-US securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 8-12 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended August 31, 2009. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Barclays Capital 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% Barclays Capital 5-Year General Obligation Municipal Index.

The Tax-Managed Wealth Appreciation and Tax-Managed Wealth Preservation Strategies’ Class A shares without sales charges underperformed the composite benchmarks for the 12-month period ended August 31, 2009, as the 2008 financial crisis, which intensified in the fourth quarter, caused deep market declines. The recent rally of capital markets reversed the trend, bringing the Strategies back into positive territory for the six-month period ended August 31, 2009. The Tax-Managed Balanced Wealth Strategy’s Class A shares without sales charges slightly outperformed the benchmark for both the six- and 12-month periods, while the same share class of the Tax-Managed Wealth Appreciation Strategy underperformed its benchmark for both periods. Performance was mixed for

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

the Tax-Managed Wealth Preservation Strategy; its Class A shares without sales charges underperformed its benchmark for the 12-month period but modestly outperformed it for the six-month period.

Performance of the underlying components varied during both six- and 12-month periods ended August 31, 2009. For the 12-month period, intermediate and short-duration municipal bonds posted positive absolute returns, while other components declined. However, as risk aversion eased and aggressive government actions began to take effect around the world, capital markets rallied and gave rise to a dramatic market recovery of equity markets for the six-month period. Consequently, all of the underlying components posted positive absolute returns during this time.

The primary driver of relative underperformance for the 12-month period was the Strategies’ exposure to international equities, where poor security selection was the main detractor. The Strategies’ exposure to US equities, however, mitigated some of these losses, helped by strong sector selection across both styles and strong security selection in the value components. For the six-month period, the international value segment was the biggest contributor to absolute performance, however, it underperformed the benchmark, the MSCI EAFE Index. Intermediate and short duration bonds contributed to absolute and relative performance for both periods, helped by an overweight in longer maturity and lower-rated bonds. The value segments outperformed their growth counterparts globally for the six-month period ended August 31, 2009. For the 12-month period, however, the results were mixed, with value outperforming growth in the US but underperforming growth in the international markets. Since the Strategies did not use financial leverage, their performance was not affected by risks that come with such investments.

Market Review and Investment Strategy

The 2008 market turmoil caused economic activity to contract and toppled markets, with investors fleeing anything with a hint of risk. From the most recent market bottom, equity markets rebounded, risk aversion has receded considerably and the best-performing sectors and stocks have generally been those that were struggling during the financial crisis. Additionally, emerging markets which led markets down during the crisis have now surged past their developed counterparts. Most taxable and tax-exempt fixed-income sectors rallied, with everything from investment-grade and high-yield corporate debt to commercial mortgage-backed securities and municipal bonds outperforming government debt.

The level of opportunity in the growth and value styles usually differs significantly, but today the Multi-Asset Solutions Team believes the potential in both styles is greater than it has been in years—even after the recent market recovery. The Strategies’

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

underlying Growth and Value Teams have trimmed positions in the more defensive sectors to increase its exposure to cyclical sectors such as financials and consumer discretionary. In addition, fixed-income holdings continued to add lower credit quality securities while maintaining the Strategies’ overall high credit quality portfolio, as BBB spreads remained well above average.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Tax-Managed Balanced Wealth Strategy was formerly called Alliance Growth Investors Fund and Tax-Managed Wealth Preservation Strategy was formerly called Alliance Conservative Investors Fund. Until September 2, 2003, Alliance Growth Investors Fund and Alliance Conservative Investors Fund were managed using different investment strategies, most notably, the Funds were not tax-managed funds. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ new tax-managed strategies. In all likelihood, returns would have been lower than those shown if the Strategies had been using their tax-managed strategies. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Barclays Capital 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Barclays Capital 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Class A	43.75%	-19.21%

Class B†	43.10%	-19.85%

Class C	43.24%	-19.84%

Advisor Class*	44.04%	-19.00%

70% S&P 500 Stock Index/30% MSCI EAFE Index	44.36%	-17.16%

S&P 500 Stock Index	40.52%	-18.25%

MSCI EAFE Index	53.47%	-14.95%

†   Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/2/03* TO 8/31/09

* Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/09) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy
Class A	20.99%	-5.14%

Class B†	20.63%	-5.78%

Class C	20.56%	-5.76%

Advisor Class*	21.13%	-4.85%

50% S&P 500 Stock Index/50% Barclays Capital 5-Year General Obligation Municipal Index	20.79%	-5.43%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital 5-Year General Obligation Municipal Index	3.32%	6.94%

†  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/99 TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Balanced Wealth Strategy Class A shares (from 8/31/99 to 8/31/09) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Preservation Strategy
Class A	13.79%	-2.57%

Class B*	13.45%	-3.25%

Class C	13.44%	-3.25%

Advisor Class†	13.93%	-2.27%

70% Barclays Capital 5-Year General Obligation Municipal Index/30% S&P 500 Stock Index	13.54%	-0.40%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital 5-Year General Obligation Municipal Index	3.32%	6.94%

†  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

*  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

8/31/99 TO 8/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/99 to 8/31/09) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-19.21%	-22.67%
5 Years	0.58%	-0.29%
Since Inception*	1.74%	1.02%

Class B Shares
1 Year	-19.85%	-23.05%
5 Years	-0.16%	-0.16%
Since Inception*	1.02%	1.02%

Class C Shares
1 Year	-19.84%	-20.64%
5 Years	-0.14%	-0.14%
Since Inception*	1.03%	1.03%

Advisor Class Shares†
1 Year	-19.00%	-19.00%
5 Years	0.88%	0.88%
Since Inception*	2.05%	2.05%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.10%, 1.82%, 1.81% and 0.80% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

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14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-7.69%
5 Years	0.23%
Since Inception*	1.81%

Class B Shares
1 Year	-8.13%
5 Years	0.38%
Since Inception*	1.80%

Class C Shares
1 Year	-5.26%
5 Years	0.38%
Since Inception*	1.82%

Advisor Class Shares†
1 Year	-3.25%
5 Years	1.40%
Since Inception*	2.84%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
Returns

Class A Shares
1 Year	-7.87%
5 Years	0.03%
Since Inception*	1.63%

Class B Shares
1 Year	-8.15%
5 Years	0.24%
Since Inception*	1.69%

Class C Shares
1 Year	-5.28%
5 Years	0.24%
Since Inception*	1.71%

Advisor Class Shares†
1 Year	-3.51%
5 Years	1.15%
Since Inception*	2.64%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)

Class A Shares
1 Year	-4.82%
5 Years	0.24%
Since Inception*	1.57%

Class B Shares
1 Year	-5.26%
5 Years	0.36%
Since Inception*	1.57%

Class C Shares
1 Year	-3.39%
5 Years	0.36%
Since Inception*	1.59%

Advisor Class Shares†
1 Year	-1.87%
5 Years	1.24%
Since Inception*	2.47%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.14%	-9.17%
5 Years	2.63%	1.74%
10 Years	0.60%	0.16%

Class B Shares
1 Year	-5.78%	-9.49%
5 Years	1.89%	1.89%
10 Years(a)	0.01%	0.01%

Class C Shares
1 Year	-5.76%	-6.69%
5 Years	1.91%	1.91%
10 Years	-0.12%	-0.12%

Advisor Class Shares†
1 Year	-4.85%	-4.85%
5 Years	2.92%	2.92%
Since Inception*	3.39%	3.39%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.08%, 1.81%, 1.79% and 0.78% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	0.83%
5 Years	2.18%
10 Years	0.57%

Class B Shares
1 Year	0.52%
5 Years	2.34%
10 Years(a)	0.41%

Class C Shares
1 Year	3.51%
5 Years	2.35%
10 Years	0.28%

Advisor Class Shares†
1 Year	5.59%
5 Years	3.39%
Since Inception*	3.93%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
Returns

Class A Shares
1 Year	0.16%
5 Years	1.97%
10 Years	-0.30%

Class B Shares
1 Year	0.04%
5 Years	2.20%
10 Years(a)	-0.33%

Class C Shares
1 Year	3.03%
5 Years	2.21%
10 Years	-0.43%

Advisor Class Shares†
1 Year	4.82%
5 Years	3.15%
Since Inception*	3.72%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)

Class A Shares
1 Year	0.59%
5 Years	1.92%
10 Years	0.20%

Class B Shares
1 Year	0.35%
5 Years	2.02%
10 Years(a)	0.13%

Class C Shares
1 Year	2.30%
5 Years	2.03%
10 Years	0.02%

Advisor Class Shares†
1 Year	3.70%
5 Years	2.98%
Since Inception*	3.46%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.57%	-6.72%
5 Years	2.46%	1.58%
10 Years	2.53%	2.09%

Class B Shares
1 Year	-3.25%	-7.05%
5 Years	1.73%	1.73%
10 Years(a)	1.96%	1.96%

Class C Shares
1 Year	-3.25%	-4.20%
5 Years	1.73%	1.73%
10 Years	1.81%	1.81%

Advisor Class Shares†
1 Year	-2.27%	-2.27%
5 Years	2.76%	2.76%
Since Inception*	2.99%	2.99%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.24%, 1.97%, 1.95% and 0.95% for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	0.46%
5 Years	1.90%
10 Years	2.31%

Class B Shares
1 Year	0.20%
5 Years	2.08%
10 Years(a)	2.18%

Class C Shares
1 Year	3.19%
5 Years	2.09%
10 Years	2.04%

Advisor Class Shares†
1 Year	5.20%
5 Years	3.10%
Since Inception*	3.37%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

TAX-MANAGED WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
Returns

Class A Shares
1 Year	-0.26%
5 Years	1.56%
10 Years	1.44%

Class B Shares
1 Year	-0.33%
5 Years	1.81%
10 Years(a)	1.43%

Class C Shares
1 Year	2.66%
5 Years	1.82%
10 Years	1.32%

Advisor Class Shares†
1 Year	4.36%
5 Years	2.73%
Since Inception*	3.06%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)

Class A Shares
1 Year	0.42%
5 Years	1.71%
10 Years	1.62%

Class B Shares
1 Year	0.21%
5 Years	1.82%
10 Years(a)	1.56%

Class C Shares
1 Year	2.15%
5 Years	1.84%
10 Years	1.45%

Advisor Class Shares†
1 Year	3.53%
5 Years	2.76%
Since Inception*	2.99%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 6-7.

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,437.50	$6.57
Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.45
Class B
Actual	$1,000	$1,430.99	$11.34
Hypothetical (5% return before expenses)	$1,000	$1,015.88	$9.40
Class C
Actual	$1,000	$1,432.39	$11.16
Hypothetical (5% return before expenses)	$1,000	$1,016.03	$9.25
Advisor Class
Actual	$1,000	$1,440.44	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,209.85	$6.02
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50
Class B
Actual	$1,000	$1,206.28	$10.01
Hypothetical (5% return before expenses)	$1,000	$1,016.13	$9.15
Class C
Actual	$1,000	$1,205.60	$9.90
Hypothetical (5% return before expenses)	$1,000	$1,016.23	$9.05
Advisor Class
Actual	$1,000	$1,211.32	$4.29
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Wealth Preservation Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*
Class A
Actual	$1,000	$1,137.86	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11
Class B
Actual	$1,000	$1,134.52	$10.22
Hypothetical (5% return before expenses)	$1,000	$1,015.63	$9.65
Class C
Actual	$1,000	$1,134.38	$10.22
Hypothetical (5% return before expenses)	$1,000	$1,015.63	$9.65
Advisor Class
Actual	$1,000	$1,139.33	$4.85
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Wealth Preservation Strategy
Class A	1.07%	1.08%	1.20%
Class B	1.85%	1.80%	1.90%
Class C	1.82%	1.78%	1.90%
Advisor Class	0.81%	0.77%	0.90%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $529.5

*	All data are as of August 31, 2009. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $277.1

*	All data are as of August 31, 2009. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

*	All data are as of August 31, 2009.

†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If rating are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $125.5

*	All data are as of August 31, 2009. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Portfolio Summary

TAX-MANAGED WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

*	All data are as of August 31, 2009.

†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If rating are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 21.1%
Capital Markets – 5.5%
Ameriprise Financial, Inc.	13,800	$414,414
The Blackstone Group LP	210,550	2,713,990
Credit Suisse Group AG	49,890	2,545,335
Deutsche Bank AG	19,200	1,304,008
Franklin Resources, Inc.	12,450	1,161,958
The Goldman Sachs Group, Inc.	87,475	14,473,614
Janus Capital Group, Inc.	22,900	291,288
Julius Baer Holding AG	33,094	1,687,604
Macquarie Group Ltd.	32,200	1,382,319
Man Group PLC	280,592	1,215,460
Morgan Stanley	59,300	1,717,328

		28,907,318

Commercial Banks – 6.3%
ABSA Group Ltd.	17,400	283,424
Australia & New Zealand Banking Group Ltd.	60,200	1,081,482
Banco do Brasil SA	70,300	975,777
Banco Santander Central Hispano SA	169,814	2,614,310
Barclays PLC(a)	332,200	2,033,475
BB&T Corp.	25,500	712,470
BNP Paribas SA	33,340	2,688,262
Commonwealth Bank of Australia	3,700	143,245
Credit Agricole SA	66,653	1,238,262
Danske Bank A/s(a)	8,300	222,513
Hana Financial Group, Inc.	21,000	549,141
HSBC Holdings PLC	95,100	1,027,890
Industrial & Commercial Bank of China Ltd. – Class H	1,209,000	825,369
Intesa Sanpaolo SpA(a)	224,400	975,078
KB Financial Group, Inc.(a)	17,350	712,359
Lloyds Banking Group PLC(a)	545,533	976,840
National Australia Bank Ltd.	50,000	1,203,063
Regions Financial Corp.	97,400	570,764
Societe Generale – Class A	17,906	1,447,333
Standard Bank Group Ltd.	49,400	637,730
Standard Chartered PLC	112,540	2,540,199
Sumitomo Mitsui Financial Group, Inc.	21,200	910,881
Turkiye Garanti Bankasi AS(a)	75,900	280,922
U.S. Bancorp	120,600	2,727,972
UniCredito Italiano SpA(a)	81,600	296,417
United Overseas Bank Ltd.	35,000	405,957
Wells Fargo & Co.	187,800	5,168,256

		33,249,391

Consumer Finance – 0.5%
Capital One Financial Corp.	74,300	2,770,647

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 4.9%
Bank of America Corp.	198,100	$3,484,579
CME Group, Inc. – Class A	9,910	2,884,206
Hong Kong Exchanges and Clearing Ltd.	77,900	1,355,225
JP Morgan Chase & Co.	422,600	18,366,196

		26,090,206

Insurance – 3.5%
ACE Ltd.	24,200	1,262,756
Allianz SE	11,100	1,286,095
Allstate Corp.	67,400	1,980,886
Aviva PLC	152,668	999,769
Chubb Corp.	13,300	656,887
Fairfax Financial Holdings Ltd.	900	305,971
Genworth Financial, Inc. – Class A	26,900	284,064
Industrial Alliance Insurance and Financial Services, Inc.	5,800	156,292
Lincoln National Corp.	61,900	1,562,356
MetLife, Inc.	63,900	2,412,864
Muenchener Rueckversicherungs AG (MunichRe)	7,200	1,075,856
Old Mutual PLC	305,200	462,762
Principal Financial Group, Inc.	35,700	1,013,880
QBE Insurance Group Ltd.	23,263	449,555
The Travelers Co., Inc.	39,900	2,011,758
Unum Group	53,200	1,198,596
XL Capital Ltd. – Class A	88,800	1,540,680

		18,661,027

Real Estate Management & Development – 0.4%
China Overseas Land & Investment Ltd.	188,000	378,837
Mitsui Fudosan Co., Ltd.	15,000	282,648
New World Development Co., Ltd.	212,000	427,757
Sumitomo Realty & Development	16,000	335,965
Sun Hung Kai Properties Ltd.	44,000	593,675

		2,018,882

		111,697,471

Information Technology – 15.7%
Communications Equipment – 3.2%
Cisco Systems, Inc.(a)	170,925	3,691,980
Motorola, Inc.	343,400	2,465,612
Nokia OYJ	81,000	1,137,063
QUALCOMM, Inc.	156,225	7,251,964
Research In Motion Ltd.(a)	17,948	1,311,281
Telefonaktiebolaget LM Ericsson – Class B	94,000	901,993

		16,759,893

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 5.2%
Apple, Inc.(a)	70,850	$11,917,679
Compal Electronics, Inc. (GDR)(a)(b)	105,184	530,453
Dell, Inc.(a)	135,500	2,144,965
EMC Corp.(a)	137,800	2,191,020
Fujitsu Ltd.	107,000	718,454
Hewlett-Packard Co.	153,350	6,883,881
Toshiba Corp.	211,000	1,083,214
Western Digital Corp.(a)	63,900	2,190,492

		27,660,158

Electronic Equipment, Instruments & Components – 1.1%
AU Optronics Corp.	434,660	432,890
Corning, Inc.	99,500	1,500,460
FUJIFILM Holdings Corp.	28,500	848,211
Hitachi High-Technologies Corp.	9,600	192,777
Keyence Corp.	2,000	422,049
Nippon Electric Glass Co. Ltd.	59,000	612,063
Tyco Electronics Ltd.	86,600	1,976,212
Vishay Intertechnology, Inc.(a)	3,500	28,245

		6,012,907

Internet Software & Services – 2.3%
Google, Inc. – Class A(a)	24,815	11,456,341
Tencent Holdings Ltd.	57,200	853,436

		12,309,777

IT Services – 0.5%
Visa, Inc. – Class A	35,250	2,506,275

Office Electronics – 0.1%
Canon, Inc.	10,100	386,089

Semiconductors & Semiconductor Equipment – 2.9%
Altera Corp.	97,900	1,880,659
ASML Holding NV	36,200	995,449
Intel Corp.	351,250	7,137,400
Micron Technology, Inc.(a)	229,500	1,691,415
Samsung Electronics Co. Ltd.	2,210	1,362,739
Siliconware Precision Industries Co.	901	1,117
Taiwan Semiconductor Manufacturing Co. Ltd.	199,994	359,355
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	173,035	1,851,474

		15,279,608

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.4%
SAP AG	14,900	$727,531
Symantec Corp.(a)	112,200	1,696,464

		2,423,995

		83,338,702

Energy – 11.9%
Energy Equipment & Services – 2.9%
Cameron International Corp.(a)	68,600	2,449,706
ENSCO International, Inc.	28,200	1,040,580
Helmerich & Payne, Inc.	10,800	361,368
National Oilwell Varco, Inc.(a)	28,850	1,048,698
Rowan Cos., Inc.	25,900	536,389
Saipem SpA	50,800	1,365,571
Schlumberger Ltd.	130,800	7,350,960
Tenaris SA	63,056	924,302

		15,077,574

Oil, Gas & Consumable Fuels – 9.0%
Apache Corp.	41,350	3,512,682
BG Group PLC	108,158	1,774,563
BP PLC	203,200	1,741,547
Chevron Corp.	47,800	3,343,132
China Petroleum & Chemical Corp. – Class H	252,000	211,113
Cimarex Energy Co.	15,900	620,736
ConocoPhillips	86,100	3,877,083
Devon Energy Corp.	48,300	2,964,654
ENI SpA	40,200	955,173
EOG Resources, Inc.	29,200	2,102,400
Exxon Mobil Corp.	93,900	6,493,185
LUKOIL (London) (Sponsored ADR)	21,400	1,072,981
Nexen, Inc.	21,651	425,208
Occidental Petroleum Corp.	87,325	6,383,457
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	43,579	1,727,472
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	29,750	987,700
PTT PCL	47,500	340,782
Royal Dutch Shell PLC (Euronext Amsterdam) –Class A	85,466	2,370,456
StatoilHydro ASA	81,351	1,779,311
Suncor Energy, Inc.	50,232	1,536,670
Sunoco, Inc.	9,000	242,100
Total SA	14,300	820,530
Tullow Oil PLC	23,330	406,276
Valero Energy Corp.	110,673	2,074,012

		47,763,223

		62,840,797

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 11.4%
Auto Components – 0.5%
Denso Corp.	33,000	$960,367
Johnson Controls, Inc.	63,700	1,577,849

		2,538,216

Automobiles – 0.9%
Bayerische Motoren Werke AG	18,600	848,938
Honda Motor Co. Ltd.	25,000	783,889
Nissan Motor Co. Ltd.	167,200	1,166,612
Renault SA(a)	20,600	929,505
Toyota Motor Corp.(Sponsored ADR)	10,125	862,549

		4,591,493

Distributors – 0.1%
Li & Fung Ltd.	120,000	402,798

Hotels, Restaurants & Leisure – 0.8%
Carnival PLC	48,570	1,481,622
McDonald’s Corp.	32,675	1,837,642
TABCORP Holdings Ltd.	81,414	461,175
TUI Travel PLC	77,800	302,959

		4,083,398

Household Durables – 1.1%
Black & Decker Corp.	9,100	401,492
DR Horton, Inc.	70,200	941,382
Electrolux AB Series B(a)	14,300	297,258
NVR, Inc.(a)	1,800	1,215,450
Pulte Homes, Inc.	66,600	851,148
Sharp Corp.	51,000	588,707
Sony Corp.	14,000	375,648
Whirlpool Corp.	22,500	1,444,725

		6,115,810

Internet & Catalog Retail – 0.2%
Amazon.Com, Inc.(a)	11,700	949,923

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	20,000	212,238

Media – 3.4%
British Sky Broadcasting Group PLC	54,918	485,398
CBS Corp. – Class B	184,500	1,909,575
Comcast Corp. – Class A	30,100	461,132
Lagardere SCA	12,500	539,407
News Corp. – Class A	378,300	4,055,376
Pearson PLC	25,900	315,056
SES SA (FDR)	46,874	920,235
Time Warner Cable, Inc. – Class A	65,800	2,429,336

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Time Warner, Inc.	160,833	$4,488,849
Viacom, Inc. – Class B(a)	24,800	620,992
The Walt Disney Co.	65,025	1,693,251
WPP PLC	42,300	353,535

		18,272,142

Multiline Retail – 2.1%
JC Penney Co., Inc.	42,900	1,288,716
Kohl’s Corp.(a)	104,300	5,380,837
Macy’s, Inc.	67,400	1,046,048
Next PLC	21,294	564,832
Takashimaya Co. Ltd.	26,000	217,593
Target Corp.	51,875	2,438,125

		10,936,151

Specialty Retail – 2.1%
AutoNation, Inc.(a)	43,700	829,426
Foot Locker, Inc.	34,000	362,440
Hennes & Mauritz AB – Class B	10,321	573,068
Home Depot, Inc.	66,000	1,801,140
Kingfisher PLC	263,511	902,800
Limited Brands, Inc.	101,800	1,518,856
Lowe’s Cos, Inc.	234,675	5,045,513

		11,033,243

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	47,700	743,643
Yue Yuen Industrial Holdings Ltd.	92,500	241,375

		985,018

		60,120,430

Health Care – 11.2%
Biotechnology – 2.2%
Celgene Corp.(a)	70,450	3,675,376
Gilead Sciences, Inc.(a)	171,950	7,748,067

		11,423,443

Health Care Equipment & Supplies – 1.3%
Alcon, Inc.	32,150	4,162,461
Baxter International, Inc.	39,575	2,252,609
Boston Scientific Corp.(a)	24,100	283,175

		6,698,245

Health Care Providers & Services – 0.8%
Cardinal Health, Inc.	31,000	1,071,980
Celesio AG	6,000	163,493
Medco Health Solutions, Inc.(a)	57,750	3,188,955

		4,424,428

Pharmaceuticals – 6.9%
AstraZeneca PLC	31,400	1,457,107
Bayer AG	19,900	1,223,759

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Eli Lilly & Co.	35,700	$1,194,522
GlaxoSmithKline PLC	71,600	1,398,190
Merck & Co., Inc.	157,400	5,104,482
Novartis AG	27,950	1,298,365
Novo Nordisk A/S – Class B	16,768	1,023,000
Pfizer, Inc.	384,100	6,414,470
Roche Holding AG	9,867	1,571,573
Sanofi-Aventis	47,038	3,202,706
Schering-Plough Corp.	104,200	2,936,356
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	137,975	7,105,712
Wyeth	55,700	2,665,245

		36,595,487

		59,141,603

Industrials – 7.7%
Aerospace & Defense – 0.9%
BAE Systems PLC	145,016	732,650
Bombardier, Inc. – Class B	85,000	310,573
Northrop Grumman Corp.	38,900	1,898,709
Raytheon Co.	22,400	1,056,832
Rolls-Royce Group PLC	36,500	267,310
United Technologies Corp.	6,300	373,968

		4,640,042

Air Freight & Logistics – 0.4%
Deutsche Post AG	30,620	529,380
FedEx Corp.	21,000	1,442,910

		1,972,290

Airlines – 0.1%
Deutsche Lufthansa AG	12,300	197,907
Qantas Airways Ltd.	169,706	361,709

		559,616

Building Products – 0.2%
Masco Corp.	77,000	1,114,960

Construction & Engineering – 0.2%
China Railway Construction Corp. Ltd. – Class H	232,400	341,036
Quanta Services, Inc.(a)	24,100	533,092

		874,128

Electrical Equipment – 0.8%
Emerson Electric Co.	30,775	1,134,674
Furukawa Electric Co. Ltd.	50,000	220,959
Gamesa Corp. Tecnologica SA	44,840	984,298
Vestas Wind Systems A/S(a)	12,981	931,535
Vestas Wind Systems A/S (ADR)(a)	47,800	1,144,810

		4,416,276

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.1%
Bidvest Group Ltd.	16,665	$241,985
General Electric Co.	321,000	4,461,900
Koninklijke Philips Electronics NV	18,390	415,733
Textron, Inc.	55,000	844,800

		5,964,418

Machinery – 2.2%
Atlas Copco AB – Class A	52,182	658,989
Caterpillar, Inc.	51,300	2,324,403
Crane Co.	20,300	476,441
Danaher Corp.	43,700	2,653,027
Dover Corp.	13,600	470,424
Illinois Tool Works, Inc.	68,150	2,850,033
MAN AG	5,111	391,819
NGK Insulators Ltd.	27,000	628,265
SPX Corp.	11,000	612,480
Terex Corp.(a)	50,100	825,648

		11,891,529

Professional Services – 0.2%
Adecco SA	4,100	197,450
Randstad Holding NV(a)	14,700	609,070

		806,520

Road & Rail – 0.8%
Canadian National Railway Co.	16,800	812,109
Hertz Global Holdings, Inc.(a)	147,300	1,461,216
Union Pacific Corp.	33,100	1,979,711

		4,253,036

Trading Companies & Distributors – 0.8%
Mitsubishi Corp.	80,200	1,621,235
Mitsui & Co. Ltd.	118,000	1,534,472
Travis Perkins PLC	17,900	233,549
Wolseley PLC(a)	30,700	718,409

		4,107,665

		40,600,480

Consumer Staples – 6.9%
Beverages – 1.6%
Anheuser-Busch InBev NV	28,870	1,248,239
Coca-Cola Enterprises, Inc.	106,900	2,160,449
Constellation Brands, Inc. – Class A(a)	39,500	584,205
Pepsico, Inc.	79,725	4,518,016

		8,510,909

Food & Staples Retailing – 1.8%
Aeon Co. Ltd.	59,300	627,665
Casino Guichard Perrachon SA	3,100	235,230
Costco Wholesale Corp.	72,025	3,671,835

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Delhaize Group	9,700	$650,498
Koninklijke Ahold NV	54,760	643,083
Metro AG	8,600	466,568
Tesco PLC	251,273	1,529,558
Wal-Mart Stores, Inc.	36,400	1,851,668

		9,676,105

Food Products – 1.6%
Archer-Daniels-Midland Co.	62,600	1,804,758
Associated British Foods PLC	60,100	779,218
Bunge Ltd.	28,800	1,929,888
Kraft Foods, Inc. – Class A	59,700	1,692,495
Nestle SA	31,177	1,297,994
Smithfield Foods, Inc.(a)	37,000	453,990
Suedzucker AG	3,100	60,319
Unilever PLC	21,414	585,158

		8,603,820

Household Products – 0.8%
Colgate-Palmolive Co.	10,575	768,802
Kimberly-Clark Corp.	8,700	526,002
Procter & Gamble Co.	38,600	2,088,646
Reckitt Benckiser Group PLC	20,797	961,602

		4,345,052

Personal Products – 0.1%
L’Oreal SA	7,000	691,021

Tobacco – 1.0%
Altria Group, Inc.	156,400	2,858,992
British American Tobacco PLC	46,633	1,416,957
Reynolds American, Inc.	15,500	708,505

		4,984,454

		36,811,361

Materials – 5.1%
Chemicals – 1.6%
Air Products & Chemicals, Inc.	22,850	1,714,436
BASF SE	24,200	1,264,715
E.I. Du Pont de Nemours & Co.	88,400	2,822,612
Eastman Chemical Co.	13,700	714,592
Israel Chemicals Ltd.	24,100	269,049
JSR Corp.	27,200	478,315
Mitsubishi Chemical Holdings Corp.	50,000	226,971
Syngenta AG	3,500	822,656

		8,313,346

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.2%
CRH PLC (Dublin)	21,179	$541,883
CRH PLC (London)	6,822	171,770
Fletcher Building Ltd.	61,600	329,457

		1,043,110

Containers & Packaging – 0.1%
Amcor Ltd.	72,971	355,075
Sonoco Products Co.	19,400	503,236

		858,311

Metals & Mining – 3.2%
AK Steel Holding Corp.	17,200	349,504
Anglo American PLC(a)	12,500	406,338
ArcelorMittal (Euronext Amsterdam)	61,249	2,190,520
ArcelorMittal (New York)	66,025	2,352,471
Barrick Gold Corp.	17,058	588,674
BHP Billiton Ltd.	5,800	180,399
BHP Billiton PLC	53,416	1,391,382
Freeport-McMoRan Copper & Gold, Inc.	67,825	4,271,618
MMC Norilsk Nickel (ADR)(a)	48,019	533,011
Nucor Corp.	24,575	1,094,571
Rio Tinto PLC	26,520	1,027,348
Sumitomo Metal Mining Co. Ltd.	44,000	676,988
Vale SA (Sponsored ADR) – Class B	42,100	808,741
Xstrata PLC	73,390	973,692

		16,845,257

		27,060,024

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 3.7%
AT&T, Inc.	301,900	7,864,495
BCE, Inc.	18,200	447,207
Bezeq Israeli Telecommunication Corp. Ltd.	79,600	166,332
BT Group PLC	200,650	455,363
Deutsche Telekom AG	78,200	1,041,226
France Telecom SA	38,900	989,307
Nippon Telegraph & Telephone Corp.	24,500	1,090,690
Tele2 AB – Class B	6,200	86,340
Telecom Corp. of New Zealand Ltd.	137,911	252,233
Telecom Italia SpA (ordinary shares)	546,500	885,653
Telecom Italia SpA (savings shares)	228,800	259,937
Telefonica SA	145,959	3,690,569
TELUS Corp. – Class A	12,900	382,375
Verizon Communications, Inc.	68,000	2,110,720

		19,722,447

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.4%
American Tower Corp. – Class A(a)	26,700	$845,055
Crown Castle International Corp.(a)	33,100	889,066
KDDI Corp.	105	596,905
MTN Group Ltd.	27,500	450,894
Sprint Nextel Corp.(a)	633,300	2,317,878
Vodafone Group PLC	897,900	1,942,896

		7,042,694

		26,765,141

Utilities – 2.5%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	27,800	873,754
CEZ	4,900	256,421
E.ON AG	54,100	2,292,310
Electricite de France	7,600	399,042
Enel SpA	129,000	762,366
Pinnacle West Capital Corp.	19,200	631,872
The Tokyo Electric Power Co., Inc.	26,100	679,873

		5,895,638

Gas Utilities – 0.0%
Atmos Energy Corp.	6,700	182,508

Independent Power Producers & Energy Traders – 0.2%
Drax Group PLC	33,800	262,659
RRI Energy, Inc.(a)	116,400	691,416

		954,075

Multi-Utilities – 1.2%
Alliant Energy Corp.	8,300	218,622
Ameren Corp.	13,200	356,004
Centrica PLC	296,705	1,212,587
CMS Energy Corp.	12,900	172,989
Consolidated Edison, Inc.	14,300	574,717
GDF Suez	9,281	392,291
National Grid PLC	31,731	304,628
NiSource, Inc.	82,600	1,091,146
RWE AG	11,260	1,044,099
Xcel Energy, Inc.	48,200	951,950

		6,319,033

		13,351,254

Total Common Stocks (cost $453,448,939)		521,727,263

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Materials – 0.0%
Containers & Packaging – 0.0%
Amcor Ltd.(a)	32,431	$40,294

Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(a)	35,930	0

Total Rights (cost $0)		40,294

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed – Income Shares, Inc. – Government STIF Portfolio(c) (cost $3,840,511)	3,840,511	3,840,511

Total Investments – 99.3% (cost $457,289,450)		525,608,068
Other assets less liabilities – 0.7%		3,867,539

Net Assets – 100.0%		$529,475,607

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	6	September 2009	$420,712	$480,424	$59,712

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/16/09	239	$194,008	$200,775	$6,767
Australian Dollar settling 11/16/09	8,952	7,439,560	7,520,245	80,685
Australian Dollar settling 11/16/09	8,893	7,390,527	7,470,681	80,154
British Pound settling 11/16/09	236	389,105	384,166	(4,939)
British Pound settling 11/16/09	1,210	2,005,164	1,969,663	(35,501)
Euro settling 11/16/09	4,264	6,049,593	6,112,893	63,300
Japanese Yen settling 11/16/09	100,520	1,065,113	1,080,827	15,714
New Zealand Dollar settling 11/16/09	5,326	3,470,848	3,637,676	166,828
New Zealand Dollar settling 11/16/09	5,558	3,719,413	3,796,132	76,719
Norwegian Krone settling 11/16/09	13,470	2,200,621	2,233,230	32,609
Norwegian Krone settling 11/16/09	19,444	3,221,072	3,223,677	2,605
Norwegian Krone settling 11/16/09	3,485	577,321	577,788	467

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Norwegian Krone settling 11/16/09	1,190	$197,872	$197,294	$(578)
Swedish Krona settling 11/16/09	26,983	3,763,844	3,791,801	27,957
Swedish Krona settling 11/16/09	10,879	1,517,506	1,528,778	11,272
Swedish Krona settling 11/16/09	5,632	787,186	791,440	4,254
Swedish Krona settling 11/16/09	7,568	1,075,840	1,063,497	(12,343)
Swedish Krona settling 11/16/09	12,839	1,825,147	1,804,207	(20,940)

Sale Contracts:
British Pound settling 11/16/09	7,645	12,789,168	12,444,689	344,479
British Pound settling 11/16/09	1,362	2,277,626	2,216,278	61,348
Canadian Dollar settling 11/16/09	590	538,189	538,976	(787)
Canadian Dollar settling 11/16/09	2,609	2,407,604	2,383,368	24,236
Canadian Dollar settling 11/16/09	2,053	1,894,523	1,875,452	19,071
Euro settling 11/16/09	6,699	9,526,581	9,603,722	(77,141)
Euro settling 11/16/09	1,481	2,120,718	2,123,169	(2,451)
Euro settling 11/16/09	456	652,969	653,724	(755)
Japanese Yen settling 11/16/09	125,544	1,290,463	1,349,894	(59,431)
Japanese Yen settling 11/16/09	299,706	3,084,601	3,222,545	(137,944)
Japanese Yen settling 11/16/09	22,285	233,649	239,616	(5,967)
Japanese Yen settling 11/16/09	44,783	470,420	481,523	(11,103)
Japanese Yen settling 11/16/09	51,031	540,085	548,704	(8,619)
Japanese Yen settling 11/16/09	38,332	409,324	412,159	(2,835)
Japanese Yen settling 11/16/09	55,737	595,182	599,304	(4,122)
Swedish Krona settling 11/16/09	1,418	186,684	199,265	(12,581)
Swedish Krona settling 11/16/09	7,568	1,054,186	1,063,497	(9,311)
Swedish Krona settling 11/16/09	15,093	2,102,382	2,120,952	(18,570)
Swiss Franc settling 11/16/09	3,863	3,572,056	3,650,658	(78,602)
Swiss Franc settling 11/16/09	299	280,572	282,565	(1,993)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $530,453 or 0.1% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

GDR – Global Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 49.2%
Alabama – 4.0%
Alabama Pub Sch & Clg Auth MBIA-RE 5.00%, 12/01/21	$1,700	$1,788,706
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/38 (Prerefunded/ETM)	2,710	2,948,399
5.125%, 2/01/42 (Prerefunded/ETM)	1,650	1,800,958
5.25%, 2/01/24 (Prerefunded/ETM)	3,200	3,504,064
Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,100	1,183,787

		11,225,914

Arizona – 0.7%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.39%, 2/01/42(a)	785	697,967
Gilbert AZ Wtr Res Mun Corp. (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	710	705,151
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	450	367,668
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	60	54,561

		1,825,347

Arkansas – 0.2%
Springdale AR Sales & Use Tax MBIA 4.00%, 7/01/16 (Prerefunded/ETM)	605	615,636

California – 2.6%
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 7/01/12	1,000	1,087,740
California GO 5.00%, 3/01/16	2,225	2,445,854
San Bernardino Cnty CA Trnsp Sales Tax Series 2009-A 5.00%, 5/01/12	2,525	2,718,920
San Diego Cnty CA Wtr Auth MBIA Series 1991B 6.30%, 4/21/11(a)	1,000	1,034,580

		7,287,094

Colorado – 0.6%
Mesa Cnty Co. Vly SD #51 GO MBIA 5.00%, 12/01/23	1,000	1,055,060

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Pv Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(b)	$752	$373,443
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(b)	260	133,222

		1,561,725

District Of Columbia – 1.3%
District of Columbia GO AMBAC Series 2007 5.25%, 6/01/18	1,200	1,343,520
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/15	2,035	2,189,090

		3,532,610

Florida – 3.2%
Arborwood CDD FL Series B 5.25%, 5/01/16	240	187,354
Citizens Ppty Ins Corp. FL MBIA Series A 5.00%, 3/01/15-3/01/16	4,000	3,992,770
Dade Cnty FL SD GO MBIA Series 94 5.00%, 8/01/12	1,100	1,182,500
Fishhawk CDD #2 FL Series B 5.125%, 11/01/09	90	83,212
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	48,863
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	105	54,985
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	100	66,363
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	265	207,421
Palm Beach Cnty FL Sch Brd COP MBIA-RE 5.00%, 8/01/13	1,030	1,108,218
Parkway Center CDD FL Series B 5.625%, 5/01/14	160	126,790
Paseo CDD FL 5.00%, 2/01/11(b)	405	225,694

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Series B 4.875%, 5/01/10(b)	$425	$225,671
The Quarry CDD FL 5.25%, 5/01/16	215	167,838
Rolling Hills CDD FL Series B 5.125%, 11/01/13	95	63,874
Shingle Creek CDD FL 5.75%, 5/01/15(b)	330	169,164
South Bay CDD FL Series 5B-2 5.375%, 5/01/13(b)(c)	100	30,804
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	435	152,246
Verano CDD FL Series B 5.00%, 11/01/13	680	345,080
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	155	123,884
Waterset North CDD FL Series B 6.55%, 11/01/15	485	325,891

		8,888,622

Georgia – 1.5%
Georgia Road & Tollway Auth Series 2009A 5.00%, 6/01/18	3,630	4,101,138

Guam – 0.2%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	229	234,419
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	225	221,071

		455,490

Illinois – 2.3%
Hodgkins IL Tax Increment 5.00%, 1/01/11	1,000	1,006,310
Illinois GO AMBAC Series B 5.00%, 3/01/14	3,400	3,736,430
Illinois GO MBIA-RE 5.00%, 4/01/15	1,545	1,710,948

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	$100	$81,385

		6,535,073

Indiana – 0.7%
Standard Life Assurance Ltd. Series A 5.25%, 10/15/19	1,945	1,978,493

Kansas – 0.2%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	510	509,964

Louisiana – 1.9%
Louisiana GO MBIA Series A 5.25%, 8/01/16	3,830	4,234,486
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	1,000	1,018,000

		5,252,486

Minnesota – 0.1%
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	310	267,468

Nevada – 0.3%
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.05%, 8/01/10	670	623,006
Henderson NV LID #T-16 (Henderson NV LID #T-16 Falls) 4.75%, 3/01/13	35	16,852
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.35%, 6/01/12	245	221,223

		861,081

New Jersey – 2.5%
New Jersey EDA (New Jersey Cigarette Tax) FSA Series 4 5.00%, 6/15/10	830	832,980
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	1,775	1,993,786

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New Jersey Trnsp Trust Fund MBIA-RE Series 2006A 5.00%, 6/15/12	$3,775	$4,084,286

		6,911,052

New York – 5.0%
New York NY GO Series 04G 5.00%, 8/01/12	1,315	1,428,721
Series E 5.00%, 8/01/15	2,625	2,925,431
Series H 5.00%, 8/01/11	1,645	1,757,568
New York St Dormitory Auth (Mount Sinai-NYU Health Sys) 5.00%, 7/01/11	220	220,572
New York St Thruway Auth (New York St Thruway Au Ded Tax) FSA Series 5B 5.00%, 4/01/14	6,505	7,272,915
Tobacco Settlement Fin Corp. NY (New York St Tobacco Asset Sec) 5.25%, 6/01/13	295	295,024

		13,900,231

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/15	785	844,111
North Carolina Mun Pwr Agy #1 ACA 5.50%, 1/01/10	385	389,543

		1,233,654

Ohio – 1.5%
American Mun Pwr OH (Goldman Sachs Group, Inc.) 5.00%, 2/01/12	1,000	1,049,490
Cleveland OH Mun SD GO FSA 5.25%, 12/01/19	1,000	1,079,010
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	260	242,694
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32(d)	1,620	1,741,371

		4,112,565

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Pennsylvania – 1.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/13	$925	$863,673
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	220	206,945
Bucks Cnty PA IDA (Waste Management, Inc.) 3.90%, 12/01/22(d)	1,000	999,990
Philadelphia PA GO XLCA 5.00%, 2/15/11	2,000	2,071,620
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	300	264,945

		4,407,173

Puerto Rico – 2.5%
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/14	2,820	2,990,074
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(d)	1,075	1,103,853
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	2,750	2,893,633

		6,987,560

South Carolina – 1.0%
South Carolina Pub Svc Auth FSA 5.00%, 1/01/14	2,450	2,729,496

Texas – 6.4%
Austin TX Utils Sys FSA 5.00%, 11/15/13	6,915	7,719,906
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	2,936,127
Houston TX GO MBIA 5.00%, 3/01/15	3,300	3,722,895
Houston TX Util Sys AMBAC 5.00%, 5/15/34(d)	1,505	1,579,272
Texas PFA Lease (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/16	1,640	1,798,916

		17,757,116

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Virginia – 1.9%
Virginia College Bldg Auth 5.00%, 2/01/18	$4,495	$5,198,602

Washington – 4.3%
Energy Northwest WA (Bonneville Power Admin) Series 2008D 5.00%, 7/01/11	6,525	6,995,191
Series A 5.00%, 7/01/14	1,775	1,997,940
Washington St GO AMBAC Series D 5.00%, 1/01/14	1,760	1,982,482
Washington St GO FSA 5.00%, 1/01/12	1,000	1,088,410

		12,064,023

Wisconsin – 2.3%
Wisconsin GO AMBAC Series 1 5.00%, 5/01/16	2,000	2,274,740
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) FSA Series A 5.25%, 7/01/14	3,500	3,996,650

		6,271,390

Total Municipal Obligations (cost $134,379,658)		136,471,003

	Shares
COMMON STOCKS – 46.2%
Financials – 9.8%
Capital Markets – 2.7%
Bank of New York Mellon Corp.	3,600	106,596
The Blackstone Group LP	53,575	690,582
Credit Suisse Group AG	12,408	633,043
Deutsche Bank AG	4,750	322,606
Franklin Resources, Inc.	3,195	298,189
The Goldman Sachs Group, Inc.	21,730	3,595,446
Janus Capital Group, Inc.	6,200	78,864
Julius Baer Holding AG	8,518	434,369
Macquarie Group Ltd.	10,802	463,721
Man Group PLC	69,682	301,847
Morgan Stanley	15,700	454,672

		7,379,935

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 2.9%
ABSA Group Ltd.	3,900	$63,526
Australia & New Zealand Banking Group Ltd.	19,900	357,500
Banco do Brasil SA	13,400	185,995
Banco Santander Central Hispano SA	44,831	690,179
Barclays PLC(e)	84,700	518,469
BB&T Corp.	6,600	184,404
BNP Paribas SA	7,764	626,025
Credit Agricole SA	13,627	253,159
Danske Bank A/s(e)	4,400	117,959
HSBC Holdings PLC	23,600	255,081
Industrial & Commercial Bank of China Ltd. – Class H	301,000	205,489
Intesa Sanpaolo SpA(e)	52,900	229,865
KB Financial Group, Inc.(e)	4,288	176,057
Lloyds Banking Group PLC(e)	119,798	214,512
Mitsubishi UFJ Financial Group, Inc.	14,700	93,452
National Australia Bank Ltd.	11,900	286,329
National Bank of Canada	1,600	89,810
Regions Financial Corp.	28,300	165,838
Societe Generale – Class A	4,206	339,969
Standard Bank Group Ltd.	11,300	145,877
Standard Chartered PLC	27,968	631,280
Sumitomo Mitsui Financial Group, Inc.	5,800	249,203
U.S. Bancorp	32,200	728,364
UniCredito Italiano SpA(e)	25,500	92,630
United Overseas Bank Ltd.	9,000	104,389
Wells Fargo & Co.	36,500	1,004,480

		8,009,841

Consumer Finance – 0.2%
Capital One Financial Corp.	15,300	570,537

Diversified Financial Services – 2.2%
Bank of America Corp.	49,300	867,187
CME Group, Inc. – Class A	2,300	669,392
Hong Kong Exchanges and Clearing Ltd.	19,300	335,762
JP Morgan Chase & Co.	100,125	4,351,432

		6,223,773

Insurance – 1.6%
ACE Ltd.	2,600	135,668
Allianz SE	3,000	347,593
Allstate Corp.	13,500	396,765
Aviva PLC	39,528	258,855
Chubb Corp.	3,600	177,804
Everest Re Group Ltd.	1,500	126,465
Fairfax Financial Holdings Ltd.	300	101,991

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Fidelity National Financial, Inc. – Class A	5,600	$84,112
Lincoln National Corp.	13,500	340,740
MetLife, Inc.	15,500	585,280
Muenchener Rueckversicherungs AG (MunichRe)	2,100	313,791
Old Mutual PLC	66,200	100,376
PartnerRe Ltd.	2,600	192,166
Principal Financial Group, Inc.	9,500	269,800
QBE Insurance Group Ltd.	6,156	118,964
The Travelers Co., Inc.	10,500	529,410
Unum Group	7,700	173,481
XL Capital Ltd. – Class A	12,100	209,935

		4,463,196

Real Estate Management & Development – 0.2%
China Overseas Land & Investment Ltd.	44,000	88,664
Lend Lease Corp. Ltd.	9,600	76,569
New World Development Co., Ltd.	51,000	102,904
Sun Hung Kai Properties Ltd.	11,000	148,419

		416,556

		27,063,838

Information Technology – 7.1%
Communications Equipment – 1.5%
Cisco Systems, Inc.(e)	41,950	906,120
Motorola, Inc.	69,500	499,010
Nokia OYJ	20,800	291,987
QUALCOMM, Inc.	38,150	1,770,923
Research In Motion Ltd.(e)	4,889	357,190
Telefonaktiebolaget LM Ericsson – Class B	27,000	259,083

		4,084,313

Computers & Peripherals – 2.3%
Apple, Inc.(e)	17,100	2,876,391
Compal Electronics, Inc. (GDR)(e)(f)	22,075	111,326
Dell, Inc.(e)	27,500	435,325
EMC Corp.(e)	34,700	551,730
Fujitsu Ltd.	24,000	161,149
Hewlett-Packard Co.	37,000	1,660,930
Toshiba Corp.	53,000	272,087
Western Digital Corp.(e)	8,200	281,096

		6,350,034

Electronic Equipment, Instruments & Components – 0.6%
AU Optronics Corp.	71,070	70,781
Corning, Inc.	39,000	588,120
FUJIFILM Holdings Corp.	7,500	223,213
Hitachi High-Technologies Corp.	2,400	48,194

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Keyence Corp.	500	$105,512
Nippon Electric Glass Co. Ltd.	15,000	155,610
Tyco Electronics Ltd.	22,200	506,604

		1,698,034

Internet Software & Services – 1.1%
Google, Inc. – Class A(e)	6,020	2,779,253
Tencent Holdings Ltd.	14,200	211,867

		2,991,120

IT Services – 0.2%
Visa, Inc. – Class A	8,400	597,240

Semiconductors & Semiconductor Equipment – 1.2%
Altera Corp.	24,000	461,040
ASML Holding NV	9,500	261,236
Intel Corp.	93,475	1,899,412
Samsung Electronics Co. Ltd.	510	314,478
Taiwan Semiconductor Manufacturing Co. Ltd.	56,279	101,124
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	42,128	450,770

		3,488,060

Software – 0.2%
SAP AG	3,954	193,064
Symantec Corp.(e)	26,500	400,680

		593,744

		19,802,545

Energy – 5.7%
Energy Equipment & Services – 1.3%
Cameron International Corp.(e)	17,525	625,818
ENSCO International, Inc.	7,400	273,060
National Oilwell Varco, Inc.(e)	6,450	234,457
Rowan Cos., Inc.	6,800	140,828
Saipem SpA	12,675	340,721
Schlumberger Ltd.	32,600	1,832,120
Tenaris SA	15,623	229,009

		3,676,013

Oil, Gas & Consumable Fuels – 4.4%
Apache Corp.	13,775	1,170,186
BG Group PLC	26,879	441,007
BP PLC	55,900	479,097
Chevron Corp.	12,450	870,753
Cimarex Energy Co.	7,800	304,512
ConocoPhillips	20,400	918,612
Devon Energy Corp.	11,100	681,318
ENI SpA	10,500	249,486

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

EOG Resources, Inc.	6,100	$439,200
Exxon Mobil Corp.	22,900	1,583,535
LUKOIL (London) (Sponsored ADR)	3,300	165,460
LUKOIL (OTC US) (Sponsored ADR)	1,150	58,190
Nexen, Inc.	4,515	88,671
Occidental Petroleum Corp.	19,500	1,425,450
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	10,982	435,326
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	8,125	269,750
PTT PCL	23,300	167,163
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	20,839	577,983
StatoilHydro ASA	20,337	444,811
Suncor Energy, Inc.	11,004	336,628
Total SA	3,800	218,043
Tullow Oil PLC	6,200	107,969
Valero Energy Corp.	29,900	560,326

		11,993,476

		15,669,489

Consumer Discretionary – 5.4%
Auto Components – 0.2%
Denso Corp.	8,200	238,636
Johnson Controls, Inc.	15,300	378,981
Magna International, Inc. – Class A	1,200	54,369

		671,986

Automobiles – 0.4%
Bayerische Motoren Werke AG	4,900	223,645
Honda Motor Co. Ltd.	6,600	206,947
Nissan Motor Co. Ltd.	33,100	230,950
Renault SA(e)	5,400	243,657
Toyota Motor Corp. (Sponsored ADR)	2,500	212,975

		1,118,174

Distributors – 0.1%
Genuine Parts Co.	1,900	70,376
Li & Fung Ltd.	30,000	100,699

		171,075

Hotels, Restaurants & Leisure – 0.3%
Carnival PLC	12,080	368,499
McDonald’s Corp.	5,375	302,290
TABCORP Holdings Ltd.	7,800	44,184
Thomas Cook Group PLC	10,400	38,928
TUI Travel PLC	23,300	90,732

		844,633

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.5%
DR Horton, Inc.	15,000	$201,150
NVR, Inc.(e)	650	438,912
Pulte Homes, Inc.	15,000	191,700
Sharp Corp.	14,000	161,606
Sony Corp.	4,400	118,061
Whirlpool Corp.	5,900	378,839

		1,490,268

Internet & Catalog Retail – 0.1%
Amazon.Com, Inc.(e)	2,700	219,213

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	4,300	45,631

Media – 1.7%
British Sky Broadcasting Group PLC	13,583	120,055
CBS Corp. – Class B	52,100	539,235
Comcast Corp. – Class A	7,900	121,028
Lagardere SCA	3,500	151,034
News Corp. – Class A	92,600	992,672
Pearson PLC	7,400	90,016
SES SA (FDR)	12,289	241,259
Time Warner Cable, Inc. – Class A	17,299	638,679
Time Warner, Inc.	31,000	865,210
Viacom, Inc. – Class B(e)	12,600	315,504
The Walt Disney Co.	19,050	496,062

		4,570,754

Multiline Retail – 0.9%
JC Penney Co., Inc.	11,100	333,444
Kohl’s Corp.(e)	23,775	1,226,552
Macy’s, Inc.	19,600	304,192
Next PLC	5,561	147,508
Target Corp.	12,575	591,025

		2,602,721

Specialty Retail – 1.0%
AutoNation, Inc.(e)	14,600	277,108
Foot Locker, Inc.	9,400	100,204
Hennes & Mauritz AB – Class B	2,711	150,527
Home Depot, Inc.	16,200	442,098
Kingfisher PLC	68,000	232,971
Limited Brands, Inc.	23,800	355,096
Lowe’s Cos, Inc.	58,325	1,253,987

		2,811,991

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	19,700	$307,123
VF Corp.	2,800	194,768
Yue Yuen Industrial Holdings Ltd.	25,500	66,541

		568,432

		15,114,878

Health Care – 5.2%
Biotechnology – 1.0%
Celgene Corp.(e)	15,925	830,807
Gilead Sciences, Inc.(e)	42,100	1,897,026

		2,727,833

Health Care Equipment & Supplies – 0.6%
Alcon, Inc.	7,980	1,033,171
Baxter International, Inc.	9,250	526,510
Boston Scientific Corp.(e)	13,600	159,800

		1,719,481

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.	4,700	162,526
Celesio AG	1,700	46,323
Medco Health Solutions, Inc.(e)	14,125	779,983
Tenet Healthcare Corp.(e)	3,200	14,912

		1,003,744

Pharmaceuticals – 3.2%
AstraZeneca PLC	11,900	552,216
Bayer AG	4,400	270,580
Eli Lilly & Co.	9,500	317,870
GlaxoSmithKline PLC	17,100	333,925
Merck & Co., Inc.	33,400	1,083,162
Novartis AG	7,400	343,753
Novo Nordisk A/S – Class B	4,182	255,140
Pfizer, Inc.	101,900	1,701,730
Roche Holding AG	2,453	390,703
Sanofi-Aventis	11,961	814,396
Schering-Plough Corp.	27,100	763,678
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	34,200	1,761,300
Wyeth	6,300	301,455

		8,889,908

		14,340,966

Industrials – 3.7%
Aerospace & Defense – 0.5%
BAE Systems PLC	38,487	194,444
Bombardier, Inc. – Class B	23,000	84,038
Northrop Grumman Corp.	7,800	380,718
Raytheon Co.	6,100	287,798

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Rolls-Royce Group PLC	9,900	$72,503
United Technologies Corp.	6,100	362,096

		1,381,597

Air Freight & Logistics – 0.2%
Deutsche Post AG	7,740	133,815
FedEx Corp.	4,650	319,501

		453,316

Airlines – 0.1%
Deutsche Lufthansa AG	6,000	96,540
Qantas Airways Ltd.	53,177	113,341

		209,881

Building Products – 0.1%
Masco Corp.	23,900	346,072

Construction & Engineering – 0.1%
China Railway Construction Corp. Ltd. – Class H	61,400	90,102
Quanta Services, Inc.(e)	5,900	130,508

		220,610

Electrical Equipment – 0.5%
Cooper Industries Ltd. – Class A	13,400	432,150
Emerson Electric Co.	6,150	226,750
Furukawa Electric Co. Ltd.	12,000	53,030
Gamesa Corp. Tecnologica SA	11,150	244,757
Vestas Wind Systems A/S(e)	3,233	232,005
Vestas Wind Systems A/S (ADR)(e)	13,550	324,523

		1,513,215

Industrial Conglomerates – 0.4%
Bidvest Group Ltd.	11,445	166,188
General Electric Co.	48,800	678,320
Textron, Inc.	14,500	222,720

		1,067,228

Machinery – 1.0%
Atlas Copco AB – Class A	13,038	164,653
Caterpillar, Inc.	13,500	611,685
Danaher Corp.	11,125	675,399
Illinois Tool Works, Inc.	16,625	695,257
MAN AG	1,476	113,153
NGK Insulators Ltd.	7,000	162,883
SPX Corp.	2,400	133,632
Terex Corp.(e)	11,900	196,112

		2,752,774

Professional Services – 0.1%
Adecco SA	2,900	139,659
Randstad Holding NV(e)	6,200	256,887

		396,546

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
Canadian National Railway Co.	4,400	$212,695
East Japan Railway Co.	1,500	97,957
Hertz Global Holdings, Inc.(e)	18,200	180,544
Union Pacific Corp.	8,775	524,833

		1,016,029

Trading Companies & Distributors – 0.3%
Mitsubishi Corp.	15,000	303,223
Mitsui & Co. Ltd.	22,400	291,290
Travis Perkins PLC	4,700	61,323
Wolseley PLC(e)	7,300	170,827

		826,663

		10,183,931

Consumer Staples – 3.3%
Beverages – 0.7%
Anheuser-Busch InBev NV	7,180	310,439
Coca-Cola Enterprises, Inc.	20,900	422,389
Pepsico, Inc.	19,235	1,090,047

		1,822,875

Food & Staples Retailing – 0.8%
Aeon Co. Ltd.	11,800	124,898
Costco Wholesale Corp.	17,875	911,268
Delhaize Group	2,400	160,948
Koninklijke Ahold NV	15,720	184,610
Metro AG	3,400	184,457
Tesco PLC	62,545	380,726
Wal-Mart Stores, Inc.	8,450	429,852

		2,376,759

Food Products – 0.8%
Archer-Daniels-Midland Co.	15,300	441,099
Associated British Foods PLC	14,300	185,404
Bunge Ltd.	8,500	569,585
Kraft Foods, Inc. – Class A	16,000	453,600
Nestle SA	7,743	322,365
Smithfield Foods, Inc.(e)	11,300	138,651
Unilever PLC	5,626	153,736

		2,264,440

Household Products – 0.4%
Colgate-Palmolive Co.	1,475	107,233
Kimberly-Clark Corp.	2,700	163,242
Procter & Gamble Co.	10,200	551,922
Reckitt Benckiser Group PLC	5,184	239,695

		1,062,092

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.1%
L’Oreal SA	1,838	$181,442

Tobacco – 0.5%
Altria Group, Inc.	41,700	762,276
British American Tobacco PLC	11,595	352,317
Reynolds American, Inc.	7,300	333,683

		1,448,276

		9,155,884

Telecommunication Services – 2.4%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	71,100	1,852,155
Bezeq Israeli Telecommunication Corp. Ltd.	61,500	128,510
BT Group PLC	96,080	218,048
Deutsche Telekom AG	15,100	201,055
France Telecom SA	12,800	325,530
Nippon Telegraph & Telephone Corp.	5,600	249,301
Telecom Corp. of New Zealand Ltd.	35,679	65,255
Telecom Italia SpA (ordinary shares)	135,100	218,942
Telecom Italia SpA (savings shares)	100,500	114,177
Telefonica SA	36,391	920,145
TELUS Corp. – Class A	4,000	118,566
Verizon Communications, Inc.	16,500	512,160

		4,923,844

Wireless Telecommunication Services – 0.6%
American Tower Corp. – Class A(e)	7,000	221,550
Crown Castle International Corp.(e)	9,200	247,112
KDDI Corp.	32	181,914
MTN Group Ltd.	6,800	111,494
Sprint Nextel Corp.(e)	146,100	534,726
Vodafone Group PLC	234,187	506,739

		1,803,535

		6,727,379

Materials – 2.4%
Chemicals – 0.7%
Air Products & Chemicals, Inc.	4,015	301,246
BASF SE	6,200	324,018
E.I. Du Pont de Nemours & Co.	22,100	705,653
Eastman Chemical Co.	3,800	198,208
JSR Corp.	7,500	131,888
Mitsubishi Chemical Holdings Corp.	12,500	56,743
Syngenta AG	926	217,651

		1,935,407

Construction Materials – 0.1%
CRH PLC (Dublin)	7,357	188,235
Fletcher Building Ltd.	7,000	37,439

		225,674

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 0.0%
Amcor Ltd.	21,300	$103,645

Metals & Mining – 1.5%
Anglo American PLC(e)	3,400	110,524
ArcelorMittal (Euronext Amsterdam)	15,021	537,214
ArcelorMittal (New York)	16,300	580,769
Barrick Gold Corp.	4,275	147,531
BHP Billiton Ltd.	2,800	87,089
BHP Billiton PLC	13,260	345,397
Freeport-McMoRan Copper & Gold, Inc.	15,800	995,084
MMC Norilsk Nickel (ADR)(e)	3,402	37,419
Nucor Corp.	6,325	281,715
Rio Tinto PLC	6,565	254,319
Sumitomo Metal Mining Co. Ltd.	11,000	169,247
Usinas Siderurgicas de Minas Gerais SA (preference shares) – Class A	4,700	110,474
Vale SA (Sponsored ADR) – Class B	10,500	201,705
Xstrata PLC	18,270	242,395

		4,100,882

Paper & Forest Products – 0.1%
Svenska Cellulosa AB – Class B	15,800	206,536

		6,572,144

Utilities – 1.2%
Electric Utilities – 0.6%
E.ON AG	12,500	529,646
Edison International	11,700	390,897
Electricite de France	1,700	89,259
Enel SpA	28,800	170,203
Pinnacle West Capital Corp.	6,700	220,497
The Tokyo Electric Power Co., Inc.	4,100	106,800

		1,507,302

Gas Utilities – 0.0%
Atmos Energy Corp.	1,900	51,756

Independent Power Producers & Energy Traders – 0.1%
Drax Group PLC	10,300	80,041
RRI Energy, Inc.(e)	35,400	210,276

		290,317

Multi-Utilities – 0.5%
Centrica PLC	76,454	312,455
CMS Energy Corp.	3,000	40,230
GDF Suez	2,478	104,741
National Grid PLC	8,617	82,726
NiSource, Inc.	21,800	287,978

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

RWE AG	3,590	$332,888
TECO Energy, Inc.	8,400	111,888
Xcel Energy, Inc.	11,300	223,175

		1,496,081

		3,345,456

Total Common Stocks (cost $109,668,567)		127,976,510

RIGHTS – 0.0%
Materials – 0.0%
Containers & Packaging – 0.0%
Amcor Ltd.(e)	9,466	11,761

Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(e)	18,866	0

Total Rights (cost $0)		11,761

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 4.5%
Municipal Obligations – 3.6%
California – 0.3%
California Infra & Eco Dev Bk (Orange Cnty Perf Arts Ctr) 0.10%, 7/01/34(g)	$800	800,000

Colorado – 0.4%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.14%, 9/01/37(g)	500	500,000
0.18%, 7/01/29(g)	545	545,000

		1,045,000

Oklahoma – 1.2%
Oklahoma Mun Pwr Auth Series 2005 0.20%, 1/01/23(g)	3,400	3,400,000

Texas – 1.7%
Lower Neches Valley Auth TX (Exxon Mobil Corporation) 0.07%, 5/01/22-8/01/22(g)	4,625	4,625,000

		9,870,000

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(h)	2,489,923	$2,489,923

Total Short-Term Investments (cost $12,359,923)		12,359,923

Total Investments – 99.9% (cost $256,408,148)		276,819,197
Other assets less liabilities – 0.1%		306,877

Net Assets – 100.0%		$277,126,074

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$970	2/12/12	SIFMA	*	3.548%	$53,282

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	2	September 2009	$75,327	$79,565	$4,238
FTSE 100 Index Futures	1	September 2009	75,889	80,071	4,182

					$8,420

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/16/09	108	$86,999	$90,726	$3,727
Australian Dollar settling 11/16/09	2,338	1,942,995	1,964,068	21,073
Australian Dollar settling 11/16/09	2,152	1,788,420	1,807,816	19,396
Australian Dollar settling 11/16/09	208	173,098	174,734	1,636
British Pound settling 11/16/09	258	427,547	419,978	(7,569)
British Pound settling 11/16/09	55	90,681	89,530	(1,151)
Euro settling 11/16/09	855	1,213,040	1,225,733	12,693
Japanese Yen settling 11/16/09	11,185	115,117	120,265	5,148
New Zealand Dollar settling 11/16/09	1,386	903,228	946,642	43,414
New Zealand Dollar settling 11/16/09	1,070	716,044	730,814	14,770
Norwegian Krone settling 11/16/09	3,681	601,372	610,283	8,911
Norwegian Krone settling 11/16/09	1,380	227,160	228,794	1,634

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Norwegian Krone settling 11/16/09	5,696	$939,624	$944,356	$4,732
Swedish Krona settling 11/16/09	1,123	156,962	157,810	848
Swedish Krona settling 11/16/09	1,369	187,009	192,379	5,370
Swedish Krona settling 11/16/09	6,394	891,896	898,521	6,625
Swedish Krona settling 11/16/09	2,977	415,260	418,344	3,084
Swedish Krona settling 11/16/09	1,532	218,193	215,285	(2,908)
Swedish Krona settling 11/16/09	1,403	196,926	197,157	231

Sale Contracts:
British Pound settling 11/16/09	1,847	3,089,809	3,006,584	83,225
British Pound settling 11/16/09	357	596,382	580,318	16,064
British Pound settling 11/16/09	235	384,883	382,538	2,345
Canadian Dollar settling 11/16/09	658	607,207	601,095	6,112
Canadian Dollar settling 11/16/09	513	473,400	468,635	4,765
Canadian Dollar settling 11/16/09	133	119,984	121,498	(1,514)
Euro settling 11/16/09	1,875	2,666,419	2,688,010	(21,591)
Euro settling 11/16/09	144	206,302	206,439	(137)
Japanese Yen settling 11/16/09	13,237	141,350	142,329	(979)
Japanese Yen settling 11/16/09	74,681	768,624	802,997	(34,373)
Japanese Yen settling 11/16/09	11,185	114,970	120,265	(5,295)
Japanese Yen settling 11/16/09	29,429	302,500	316,431	(13,931)
Japanese Yen settling 11/16/09	18,069	191,277	194,284	(3,007)
Swedish Krona settling 11/16/09	4,100	571,110	576,155	(5,045)
Swedish Krona settling 11/16/09	1,369	190,695	192,379	(1,684)
Swiss Franc settling 11/16/09	1,106	1,022,701	1,045,205	(22,504)
Swiss Franc settling 11/16/09	174	164,424	164,436	(12)

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Variable rate coupon, rate shown as of August 31, 2009.

(e)	Non-income producing security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $111,326 or 0.0% of net assets.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Investment in affiliated money market mutual fund.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of August 31, 2009, the Strategy held 52.9% of its total investments in municipal bonds. Of the total investments in municipal bonds, 51.8% is insured (13.6% of this amount represents the Strategy's holding in pre-refunded or escrowed to maturity bonds).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Balanced Wealth—Portfolio of Investments

Glossary:

ACA – ACA Financial Guaranty Corporation

ADR – American Depositary Receipt

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FDR – Fiduciary Depositary Receipt

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

LP – Limited Partnership

MBIA – MBIA Insurance Corporation

MBIA-RE – MBIA Reinsuring FGIC

PCR – Pollution Control Revenue Bond

SD – School District

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED WEALTH PRESERVATION

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 62.7%
Alabama – 4.8%
Alabama Pub Sch & Clg Auth MBIA-RE 5.00%, 12/01/21	$400	$420,872
Jefferson Cnty AL GO 5.00%, 1/01/10	1,000	962,560
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/38 (Prerefunded/ETM)	1,000	1,087,970
5.125%, 2/01/42 (Prerefunded/ETM)	1,260	1,375,277
5.25%, 2/01/24 (Prerefunded/ETM)	1,000	1,095,020
Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,000	1,076,170

		6,017,869

Arizona – 1.5%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.39%, 2/01/42(a)	235	208,946
Arizona Trans Brd Fed Hwy GAN (Arizona Trans Brd Fed Hwy Grant) AMBAC Series 2004B 5.00%, 7/01/15	565	622,624
Salt River Proj Agric Imp & Pwr Dist AZ (Salt River Elec Sys AZ) Series 2002C 5.00%, 1/01/12	1,000	1,086,960

		1,918,530

California – 1.5%
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 4.00%, 5/15/11	350	366,013
San Diego Cnty CA Wtr Auth MBIA Series 1991B 6.30%, 4/21/11(a)	1,000	1,034,580
San Francisco City/Cnty CA Arpt Commn (San Francisco Intl Airport) Series 2008A 6.75%, 5/01/19(b)	400	421,972

		1,822,565

Colorado – 1.8%
Adonea Met Dist #2 Co. 4.375%, 12/01/15	530	519,617
Denver City & Cnty Co. Exc Tax FSA Series A 5.00%, 9/01/10	580	604,847

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Denver Co. City & Cnty Arpt (Denver Intl Airport) AMBAC 6.00%, 11/15/09	$1,075	$1,084,589

		2,209,053

District Of Columbia – 1.0%
District of Columbia GO MBIA Series 2003A 5.50%, 6/01/13	600	663,258
Metro Washington Arpt Auth VA AMBAC Series A 5.00%, 10/01/10	515	534,421

		1,197,679

Florida – 6.4%
Citizens Ppty Ins Corp. FL MBIA Series 2007A 5.00%, 3/01/11	535	545,256
Dade Cnty FL SD GO MBIA Series 94 5.00%, 8/01/12	1,000	1,075,000
Florida Brd of Ed GO (Florida GO) MBIA-RE Series 2005A 5.00%, 6/01/15	1,795	2,045,008
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	997,255
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	455	479,056
Florida Hurricane Catastr Fd Fin Corp. MBIA 5.00%, 7/01/11	535	557,368
Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25(b)	1,200	1,235,196
South Miami FL Hlth Fac Auth (Baptist Health So FL Grp) 5.00%, 8/15/10	1,080	1,101,902

		8,036,041

Georgia – 5.5%
Atlanta GA GO Series 2009A 4.00%, 7/01/11	1,415	1,465,770
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) AMBAC Series 2006C-1 4.625%, 1/01/37(b)	1,390	1,398,674

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Fulton & De Kalb Cnty GA Hosp FSA 5.00%, 1/01/13	$1,500	$1,639,065
George l Smith II GA Wrld Cngrss Ctr Au MBIA Series 2000 6.00%, 7/01/10	700	708,897
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	430	475,030
Georgia Road & Tollway Auth Series 2009A 5.00%, 6/01/18	700	790,853
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	396,434

		6,874,723

Illinois – 1.8%
Illinois GO AMBAC Series B 5.00%, 3/01/14	1,000	1,098,950
Illinois GO FSA 5.00%, 6/01/13	1,060	1,164,081

		2,263,031

Indiana – 0.2%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	151,755
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) MBIA 5.60%, 11/01/16	75	79,152

		230,907

Iowa – 0.3%
Tobacco Settlement Auth Iowa 5.60%, 6/01/35 (Prerefunded/ETM)	375	405,836

Kansas – 0.2%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	240	239,983

Louisiana – 1.0%
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	265	269,770

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New Orleans LA GO MBIA 5.25%, 12/01/20	$450	$454,253
New Orleans LA GO RADIAN 5.00%, 12/01/10	560	568,540

		1,292,563

Massachusetts – 1.9%
Massachusetts Dev Fin Agy (Semass Partnership) MBIA Series A 5.50%, 1/01/11	1,000	1,014,100
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/10-7/01/16	1,340	1,359,567

		2,373,667

Michigan – 1.5%
Detroit MI Swr Disp FSA 1.00%, 7/01/32(a)	410	304,778
Michigan Trunk Line Spl Tax FSA Series 05B 5.00%, 9/01/11	1,440	1,538,078

		1,842,856

Minnesota – 0.2%
St. Louis Park MN Hlth Care Facs (Nicollet Health) Series 2008C 5.50%, 7/01/10	215	220,459

Missouri – 1.2%
Kansas City MO Wtr 4.00%, 12/01/10	710	734,112
St. Louis MO Mun Fin Corp. (St. Louis Lease) AMBAC 5.25%, 7/15/10	780	787,589

		1,521,701

Nevada – 1.1%
Clark Cnty NV SD GO FSA Series C 5.00%, 6/15/19	750	806,790
Nevada GO Series 2008C 5.00%, 6/01/15	565	622,941

		1,429,731

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New Jersey – 2.4%
New Jersey EDA (New Jersey Cigarette Tax) FGIC Series 4 5.00%, 6/15/11	$400	$405,760
New Jersey EDA (New Jersey Cigarette Tax) FSA 5.00%, 6/15/10	400	401,436
New Jersey EDA (New Jersey Trnst Pj Lease) Series 2008A 5.00%, 5/01/17	420	461,404
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series C 5.25%, 12/15/09	500	505,510
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) MBIA Series A 5.25%, 12/15/12	1,100	1,214,499

		2,988,609

New York – 8.7%
New York NY GO Series 04G 5.00%, 8/01/12	685	744,239
Series 4B 5.00%, 8/01/10	175	181,984
Series C 5.25%, 8/01/17	160	180,494
Series E 5.00%, 8/01/15	720	802,404
New York NY Trnsl Fin Auth Series B 5.25%, 2/01/29(b)	2,080	2,189,075
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	280	312,136
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	1,365	1,495,126
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	960	961,363
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	540	609,498

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Thruway Au Ded Tax) 5.00%, 4/01/16	$550	$618,354
New York St Thruway Auth (New York St Thruway Au Ded Tax) FSA Series 5B 5.00%, 4/01/14	1,900	2,124,295
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	490	518,797
Tobacco Settlement Fin Corp. NY (New York St Tobacco Asset Sec) 5.25%, 6/01/13	235	235,019

		10,972,784

North Carolina – 1.9%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/17	225	236,542
Series A 5.50%, 1/01/11	515	537,588
Series C 5.30%, 1/01/15	800	849,216
North Carolina Mun Pwr Agy #1 Series A 5.50%, 1/01/13	435	475,677
North Carolina Mun Pwr Agy #1 ACA 5.50%, 1/01/10	300	303,540

		2,402,563

Ohio – 2.2%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	515	545,962
Cleveland OH Mun SD GO FSA 5.25%, 12/01/19	585	631,221
Ohio Turnpike Comm (Ohio Turnpike) FSA Series 2001B 5.50%, 2/15/12	1,355	1,482,139
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32(b)	140	150,489

		2,809,811

Oregon – 1.6%
Tri-County Met Trnsp Dist OR MBIA 5.00%, 5/01/12	1,890	2,040,274

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.6%
Allegheny Cnty PA Hosp Dev Auth Series 2000 9.25%, 11/15/30 (Prerefunded/ETM)	$435	$488,553
Allegheny Cnty PA Hosp Dev Auth (Univ of Pittsburg Med Center) Series 2008A 5.00%, 9/01/11	1,055	1,120,421
Bucks Cnty PA IDA (Waste Management, Inc.) 3.90%, 12/01/22(b)	560	559,994
Pennsylvania GO MBIA Series 1 5.00%, 2/01/15	1,200	1,339,416
Pennsylvania Turnpike Comm Series 2009 B 5.00%, 6/01/21	715	748,655
Pittsburgh PA GO 5.00%, 9/01/14	285	300,689

		4,557,728

Puerto Rico – 2.6%
Puerto Rico GO 5.00%, 7/01/11	515	532,515
5.25%, 7/01/12	700	732,291
Puerto Rico HFA MFHR (Vivenda Modernization Projs) Series 2008 4.75%, 10/01/11	230	230,007
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(b)	520	533,957
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(b)	550	563,673
5.50%, 8/01/23	605	636,599

		3,229,042

Rhode Island – 0.5%
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/18	600	661,122

Texas – 3.3%
Austin TX ISD GO 5.00%, 8/01/14	890	1,011,610

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Austin TX Utils Sys FSA 5.00%, 11/15/13	$555	$619,602
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43(b)	225	232,024
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) Series 2007 5.50%, 8/01/22	460	459,554
San Antonio TX Wtr MBIA-RE 5.50%, 5/15/16	1,540	1,804,664

		4,127,454

Virginia – 1.1%
Fairfax Cnty VA EDA Res Rec AMBAC Series 1998 6.10%, 2/01/11	280	289,654
Hampton VA GO MBIA Series 2007 5.00%, 1/15/16	1,000	1,153,270

		1,442,924

Washington – 2.4%
Energy Northwest WA (Bonneville Power Admin) Series 2008D 5.00%, 7/01/11	2,055	2,203,083
Energy Northwest WA (Bonneville Power Admin) FSA Series 2001A 5.50%, 7/01/12	145	157,322
Washington St GO Series 2009A 5.00%, 7/01/15	570	655,147

		3,015,552

Wisconsin – 0.5%
Wisconsin GO MBIA Series A 5.00%, 5/01/13	535	594,578

Total Municipal Obligations (cost $76,733,889)		78,739,635

	Shares
COMMON STOCKS – 30.4%
Financials – 6.4%
Capital Markets – 1.7%
Bank of New York Mellon Corp.	900	26,649
The Blackstone Group LP	15,500	199,795

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Credit Suisse Group AG	3,714	$189,484
Deutsche Bank AG	1,450	98,480
Franklin Resources, Inc.	750	69,998
The Goldman Sachs Group, Inc.	6,365	1,053,153
Julius Baer Holding AG	2,291	116,828
Macquarie Group Ltd.	3,153	135,356
Man Group PLC	16,386	70,980
Morgan Stanley	4,500	130,320

		2,091,043

Commercial Banks – 1.9%
ABSA Group Ltd.	1,100	17,918
Australia & New Zealand Banking Group Ltd.	5,826	104,663
Banco do Brasil SA	4,000	55,521
Banco Santander Central Hispano SA	11,452	176,305
Barclays PLC(c)	22,000	134,667
BB&T Corp.	1,900	53,086
BNP Paribas SA	2,323	187,307
Credit Agricole SA	4,127	76,670
Danske Bank A/s(c)	1,200	32,170
Hana Financial Group, Inc.	1,100	28,765
HSBC Holdings PLC	7,400	79,983
Industrial & Commercial Bank of China Ltd. – Class H	97,000	66,221
Intesa Sanpaolo SpA(c)	19,100	82,995
KB Financial Group, Inc.(c)	1,939	79,612
Lloyds Banking Group PLC(c)	42,014	75,231
National Australia Bank Ltd.	3,400	81,808
National Bank of Canada	600	33,679
Regions Financial Corp.	7,800	45,708
Societe Generale – Class A	1,350	109,120
Standard Bank Group Ltd.	2,900	37,438
Standard Chartered PLC	8,584	193,754
Sumitomo Mitsui Financial Group, Inc.	1,500	64,449
Turkiye Garanti Bankasi AS(c)	6,100	22,577
U.S. Bancorp	8,900	201,318
UniCredito Italiano SpA(c)	5,200	18,889
United Overseas Bank Ltd.	3,000	34,796
Wells Fargo & Co.	12,200	335,744

		2,430,394

Consumer Finance – 0.1%
Capital One Financial Corp.	4,900	182,721

Diversified Financial Services – 1.5%
Bank of America Corp.	14,700	258,573
CME Group, Inc. – Class A	730	212,459

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Hong Kong Exchanges and Clearing Ltd.	5,800	$100,903
JP Morgan Chase & Co.	29,900	1,299,454

		1,871,389

Insurance – 1.1%
ACE Ltd.	550	28,699
Allianz SE	900	104,278
Allstate Corp.	4,500	132,255
Aviva PLC	11,072	72,506
Chubb Corp.	1,000	49,390
Everest Re Group Ltd.	425	35,832
Fairfax Financial Holdings Ltd.	100	33,997
Fidelity National Financial, Inc. – Class A	1,800	27,036
Lincoln National Corp.	4,000	100,960
MetLife, Inc.	4,500	169,920
Muenchener Rueckversicherungs AG (MunichRe)	700	104,597
Old Mutual PLC	13,700	20,773
PartnerRe Ltd.	600	44,346
Principal Financial Group, Inc.	2,800	79,520
QBE Insurance Group Ltd.	1,828	35,326
The Travelers Co., Inc.	3,000	151,260
Unum Group	2,200	49,566
XL Capital Ltd. – Class A	4,700	81,545

		1,321,806

Real Estate Management & Development – 0.1%
China Overseas Land & Investment Ltd.	12,000	24,181
Lend Lease Corp. Ltd.	2,300	18,345
New World Development Co., Ltd.	14,000	28,248
Sun Hung Kai Properties Ltd.	4,000	53,970

		124,744

		8,022,097

Information Technology – 4.7%
Communications Equipment – 0.9%
Cisco Systems, Inc.(c)	11,450	247,320
Motorola, Inc.	16,400	117,752
Nokia OYJ	5,900	82,823
QUALCOMM, Inc.	11,550	536,151
Research In Motion Ltd.(c)	1,426	104,183
Telefonaktiebolaget LM Ericsson – Class B	7,000	67,170

		1,155,399

Computers & Peripherals – 1.5%
Apple, Inc.(c)	5,160	867,964
Compal Electronics, Inc. (GDR)(c)(d)	6,552	33,042
Dell, Inc.(c)	7,900	125,057
EMC Corp.(c)	10,800	171,720

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Fujitsu Ltd.	7,000	$47,002
Hewlett-Packard Co.	11,275	506,135
Toshiba Corp.	13,000	66,738
Western Digital Corp.(c)	1,300	44,564

		1,862,222

Electronic Equipment, Instruments & Components – 0.5%
AU Optronics Corp.	58,710	58,471
Corning, Inc.	10,400	156,832
FUJIFILM Holdings Corp.	2,200	65,476
Keyence Corp.	200	42,205
Kyocera Corp.	400	33,243
Nippon Electric Glass Co. Ltd.	5,000	51,869
Tyco Electronics Ltd.	7,400	168,868

		576,964

Internet Software & Services – 0.7%
Google, Inc. – Class A(c)	1,870	863,323
Tencent Holdings Ltd.	4,400	65,649

		928,972

IT Services – 0.1%
Visa, Inc. – Class A	2,660	189,126

Semiconductors & Semiconductor Equipment – 0.8%
Altera Corp.	7,700	147,917
ASML Holding NV	2,620	72,046
Intel Corp.	26,350	535,432
Samsung Electronics Co. Ltd.	110	67,829
Taiwan Semiconductor Manufacturing Co. Ltd.	17,084	30,697
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	13,115	140,330

		994,251

Software – 0.2%
SAP AG	1,156	56,445
Symantec Corp.(c)	9,000	136,080

		192,525

		5,899,459

Energy – 3.8%
Energy Equipment & Services – 0.9%
Cameron International Corp.(c)	5,325	190,156
ENSCO International, Inc.	2,200	81,180
National Oilwell Varco, Inc.(c)	2,000	72,700
Rowan Cos., Inc.	2,000	41,420
Saipem SpA	3,760	101,074

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Schlumberger Ltd.	9,605	$539,801
Tenaris SA	4,680	68,601

		1,094,932

Oil, Gas & Consumable Fuels – 2.9%
Apache Corp.	3,275	278,211
BG Group PLC	8,425	138,230
BP PLC	18,600	159,413
Chevron Corp.	3,550	248,287
China Petroleum & Chemical Corp. – Class H	26,000	21,782
Cimarex Energy Co.	2,400	93,696
ConocoPhillips	7,500	337,725
Devon Energy Corp.	3,650	224,037
ENI SpA	2,800	66,529
EOG Resources, Inc.	2,300	165,600
Exxon Mobil Corp.	6,900	477,135
LUKOIL (London) (Sponsored ADR)	850	42,618
LUKOIL (OTC US) (Sponsored ADR)	540	27,324
Nexen, Inc.	806	15,829
Occidental Petroleum Corp.	6,420	469,302
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	2,940	116,542
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	2,325	77,190
PTT PCL	4,500	32,285
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	6,443	178,701
StatoilHydro ASA	6,139	134,272
Suncor Energy, Inc.	3,528	107,927
Total SA	1,100	63,118
Tullow Oil PLC	1,820	31,694
Valero Energy Corp.	8,000	149,920

		3,657,367

		4,752,299

Consumer Discretionary – 3.5%
Auto Components – 0.2%
Denso Corp.	2,600	75,665
Johnson Controls, Inc.	4,680	115,924

		191,589

Automobiles – 0.2%
Bayerische Motoren Werke AG	1,400	63,899
Honda Motor Co. Ltd.	1,900	59,575
Isuzu Motors Ltd.	8,000	18,581
Nissan Motor Co. Ltd.	10,600	73,960
Renault SA(c)	1,400	63,170

		279,185

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Genuine Parts Co.	550	$20,372
Li & Fung Ltd.	10,000	33,566

		53,938

Hotels, Restaurants & Leisure – 0.2%
Carnival PLC	3,480	106,157
McDonald’s Corp.	2,050	115,292
TABCORP Holdings Ltd.	4,400	24,924
Thomas Cook Group PLC	6,300	23,582
TUI Travel PLC	6,300	24,532

		294,487

Household Durables – 0.4%
Black & Decker Corp.	1,400	61,768
DR Horton, Inc.	4,300	57,663
Electrolux AB Series B(c)	2,300	47,811
NVR, Inc.(c)	190	128,297
Sharp Corp.	4,000	46,173
Sony Corp.	1,000	26,832
Whirlpool Corp.	1,700	109,157

		477,701

Internet & Catalog Retail – 0.0%
Amazon.Com, Inc.(c)	725	58,863

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	1,500	15,918

Media – 1.1%
British Sky Broadcasting Group PLC	4,721	41,727
CBS Corp. – Class B	15,900	164,565
Comcast Corp. – Class A	2,300	35,236
Lagardere SCA	900	38,837
News Corp. – Class A	25,200	270,144
Pearson PLC	1,300	15,814
SES SA (FDR)	3,662	71,893
Time Warner Cable, Inc. – Class A	5,060	186,815
Time Warner, Inc.	10,600	295,846
Viacom, Inc. – Class B(c)	3,500	87,640
The Walt Disney Co.	3,950	102,858
WPP PLC	3,100	25,909

		1,337,284

Multiline Retail – 0.6%
JC Penney Co., Inc.	3,000	90,120
Kohl’s Corp.(c)	7,415	382,540
Macy’s, Inc.	5,300	82,256

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Next PLC	1,760	$46,685
Target Corp.	3,775	177,425

		779,026

Specialty Retail – 0.7%
AutoNation, Inc.(c)	3,700	70,226
Foot Locker, Inc.	2,800	29,848
Hennes & Mauritz AB – Class B	764	42,421
Home Depot, Inc.	5,300	144,637
Kingfisher PLC	18,688	64,026
Limited Brands, Inc.	7,400	110,408
Lowe’s Cos, Inc.	17,575	377,862

		839,428

Textiles, Apparel & Luxury Goods – 0.1%
Jones Apparel Group, Inc.	5,400	84,186

		4,411,605

Health Care – 3.5%
Biotechnology – 0.7%
Celgene Corp.(c)	4,875	254,329
Gilead Sciences, Inc.(c)	12,775	575,641

		829,970

Health Care Equipment & Supplies – 0.5%
Alcon, Inc.	2,500	323,675
Baxter International, Inc.	2,750	156,530
Boston Scientific Corp.(c)	3,900	45,825
Covidien PLC	1,300	51,441

		577,471

Health Care Providers & Services – 0.2%
Cardinal Health, Inc.	850	29,393
Celesio AG	400	10,900
Medco Health Solutions, Inc.(c)	4,600	254,012

		294,305

Pharmaceuticals – 2.1%
AstraZeneca PLC	2,707	125,618
Bayer AG	1,650	101,467
Eli Lilly & Co.	2,800	93,688
GlaxoSmithKline PLC	5,200	101,545
Merck & Co., Inc.	10,000	324,300
Novartis AG	2,220	103,126
Novo Nordisk A/S – Class B	1,300	79,312
Pfizer, Inc.	28,400	474,280
Roche Holding AG	762	121,368
Sanofi-Aventis	3,527	240,145
Schering-Plough Corp.	8,800	247,984

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	10,335	$532,252
Wyeth	2,100	100,485

		2,645,570

		4,347,316

Industrials – 2.6%
Aerospace & Defense – 0.3%
BAE Systems PLC	11,290	57,039
Bombardier, Inc. – Class B	5,900	21,558
Northrop Grumman Corp.	2,700	131,787
Raytheon Co.	1,800	84,924
Rolls-Royce Group PLC	2,500	18,309
United Technologies Corp.	1,900	112,784

		426,401

Air Freight & Logistics – 0.1%
Deutsche Post AG	2,150	37,171
FedEx Corp.	1,600	109,936

		147,107

Airlines – 0.0%
Deutsche Lufthansa AG	1,700	27,353
Qantas Airways Ltd.	14,684	31,297

		58,650

Building Products – 0.1%
Masco Corp.	6,600	95,568

Construction & Engineering – 0.1%
China Railway Construction Corp. Ltd. – Class H	16,400	24,066
Quanta Services, Inc.(c)	1,800	39,816

		63,882

Electrical Equipment – 0.4%
Cooper Industries Ltd. – Class A	4,100	132,225
Emerson Electric Co.	1,750	64,522
Furukawa Electric Co. Ltd.	3,000	13,257
Gamesa Corp. Tecnologica SA	3,480	76,391
Vestas Wind Systems A/S(c)	1,053	75,565
Vestas Wind Systems A/S (ADR)(c)	3,925	94,004

		455,964

Industrial Conglomerates – 0.3%
Bidvest Group Ltd.	1,717	24,932
General Electric Co.	20,800	289,120
Textron, Inc.	4,200	64,512

		378,564

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.7%
Atlas Copco AB – Class A	4,259	$53,786
Caterpillar, Inc.	3,900	176,709
Crane Co.	1,600	37,552
Danaher Corp.	3,425	207,932
Dover Corp.	1,800	62,262
Illinois Tool Works, Inc.	5,175	216,418
MAN AG	428	32,811
NGK Insulators Ltd.	2,000	46,538
SPX Corp.	800	44,544
Terex Corp.(c)	1,300	21,424

		899,976

Professional Services – 0.1%
Adecco SA	700	33,711
Randstad Holding NV(c)	800	33,146

		66,857

Road & Rail – 0.3%
Canadian National Railway Co.	1,300	62,842
East Japan Railway Co.	700	45,713
Hertz Global Holdings, Inc.(c)	5,300	52,576
Union Pacific Corp.	2,775	165,973

		327,104

Trading Companies & Distributors – 0.2%
Mitsubishi Corp.	4,700	95,010
Mitsui & Co. Ltd.	9,400	122,238
Travis Perkins PLC	1,400	18,266
Wolseley PLC(c)	2,800	65,523

		301,037

		3,221,110

Consumer Staples – 2.1%
Beverages – 0.4%
Anheuser-Busch InBev NV	2,220	95,985
Coca-Cola Enterprises, Inc.	7,200	145,512
Pepsico, Inc.	5,485	310,835

		552,332

Food & Staples Retailing – 0.6%
Aeon Co. Ltd.	3,800	40,221
Casino Guichard Perrachon SA	200	15,176
Costco Wholesale Corp.	5,165	263,312
Delhaize Group	700	46,943
Koninklijke Ahold NV	4,780	56,135
Metro AG	700	37,977
Tesco PLC	18,436	112,224
Wal-Mart Stores, Inc.	2,575	130,990

		702,978

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.5%
Archer-Daniels-Midland Co.	4,400	$126,852
Associated British Foods PLC	4,800	62,234
Bunge Ltd.	2,400	160,824
Kraft Foods, Inc. – Class A	4,900	138,915
Nestle SA	2,276	94,757
Smithfield Foods, Inc.(c)	3,000	36,810
Unilever PLC	1,186	32,408

		652,800

Household Products – 0.2%
Kimberly-Clark Corp.	800	48,368
Procter & Gamble Co.	3,000	162,330
Reckitt Benckiser Group PLC	1,610	74,442

		285,140

Personal Products – 0.1%
L’Oreal SA	539	53,209

Tobacco – 0.3%
Altria Group, Inc.	11,400	208,392
British American Tobacco PLC	3,634	110,420
Reynolds American, Inc.	1,900	86,849

		405,661

		2,652,120

Materials – 1.6%
Chemicals – 0.5%
Air Products & Chemicals, Inc.	1,850	138,805
BASF SE	1,800	94,070
E.I. Du Pont de Nemours & Co.	6,500	207,545
Eastman Chemical Co.	800	41,728
Israel Chemicals Ltd.	1,500	16,746
JSR Corp.	2,200	38,687
Mitsubishi Chemical Holdings Corp.	3,500	15,888
Syngenta AG	270	63,462

		616,931

Construction Materials – 0.1%
CRH PLC (Dublin)	2,155	55,138

Metals & Mining – 1.0%
AK Steel Holding Corp.	2,400	48,768
Anglo American PLC(c)	1,000	32,507
ArcelorMittal (Euronext Amsterdam)	3,910	139,838
ArcelorMittal (New York)	5,275	187,948
Barrick Gold Corp.	1,220	42,102
BHP Billiton Ltd.	1,200	37,324
BHP Billiton PLC	3,849	100,259
Freeport-McMoRan Copper & Gold, Inc.	4,880	307,343

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

MMC Norilsk Nickel (ADR)(c)	3,500	$38,497
Nucor Corp.	1,800	80,172
Rio Tinto PLC	1,951	75,579
Sumitomo Metal Mining Co. Ltd.	3,000	46,158
Vale SA (Sponsored ADR) – Class B	3,180	61,088
Xstrata PLC	5,470	72,573

		1,270,156

Paper & Forest Products – 0.0%
Svenska Cellulosa AB – Class B	3,900	50,980

		1,993,205

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	20,800	541,840
BCE, Inc.	1,200	29,486
Bezeq Israeli Telecommunication Corp. Ltd.	19,600	40,956
BT Group PLC	14,040	31,863
Deutsche Telekom AG	5,600	74,563
France Telecom SA	3,000	76,296
Nippon Telegraph & Telephone Corp.	1,600	71,229
Telecom Corp. of New Zealand Ltd.	14,500	26,520
Telecom Italia SpA (ordinary shares)	36,500	59,152
Telecom Italia SpA (savings shares)	28,200	32,038
Telefonica SA	11,022	278,691
TELUS Corp. – Class A	800	23,713
Verizon Communications, Inc.	4,500	139,680

		1,426,027

Wireless Telecommunication Services – 0.4%
American Tower Corp. – Class A(c)	2,000	63,300
Crown Castle International Corp.(c)	2,700	72,522
KDDI Corp.	4	22,739
MTN Group Ltd.	2,020	33,120
Sprint Nextel Corp.(c)	44,000	161,040
Vodafone Group PLC	68,725	148,709

		501,430

		1,927,457

Utilities – 0.7%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	3,100	97,433
E.ON AG	3,800	161,012
Electricite de France	900	47,255
Enel SpA	6,700	39,596
The Tokyo Electric Power Co., Inc.	800	20,839

		366,135

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 0.0%
Atmos Energy Corp.	600	$16,344

Independent Power Producers & Energy Traders – 0.1%
Drax Group PLC	2,800	21,759
RRI Energy, Inc.(c)	12,600	74,844

		96,603

Multi-Utilities – 0.3%
Centrica PLC	28,846	117,889
CMS Energy Corp.	1,700	22,797
Consolidated Edison, Inc.	700	28,133
GDF Suez	629	26,587
National Grid PLC	2,625	25,201
NiSource, Inc.	6,300	83,223
RWE AG	570	52,854
Xcel Energy, Inc.	2,800	55,300

		411,984

		891,066

Total Common Stocks (cost $33,084,455)		38,117,734

RIGHTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(c) (cost $0)	2,900	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 6.0%
Municipal Obligations – 5.7%
Alaska – 1.8%
Valdez AK Marine Terminal (Bp Amoco) Series 03C 0.08%, 7/01/37(e)	$2,300	2,300,000

Colorado – 0.9%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.18%, 2/01/38(e)	600	600,000
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.14%, 9/01/37(e)	500	500,000

		1,100,000

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Tax-Managed Wealth Preservation—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Florida – 1.6%
Jacksonville FL Hlth Fac (Baptist Healthcare Sys) 0.12%, 8/15/33(e)	$400	$400,000
Orange Cnty FL Ed Fac Auth (Rollins College) 0.12%, 5/01/31(e)	1,600	1,600,000

		2,000,000

Tennessee – 0.4%
Chattanooga TN Hlth Ed & Hsg Fac Brd 0.14%, 6/01/28(e)	500	500,000

Texas – 1.0%
Lower Neches Valley Auth TX (Exxon Mobil Corporation) 0.07%, 5/01/22(e)	1,300	1,300,000

		7,200,000

	Shares
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(f)	310,550	310,550

Total Short-Term Investments (cost $7,510,550)		7,510,550

Total Investments – 99.1% (cost $117,328,894)		124,367,919
Other assets less liabilities – 0.9%		1,152,936

Net Assets – 100.0%		$125,520,855

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$5,000	7/29/13	1.830%	CPI	#	$(294,594)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(162,336)
Morgan Stanley	1,500	10/31/18	1.960%	CPI	#	(14,634)

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	September 2009	$34,832	$39,782	$4,950

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/16/09	43	$34,639	$36,123	$1,484
Australian Dollar settling 11/16/09	634	526,886	532,600	5,714
Australian Dollar settling 11/16/09	668	555,141	561,162	6,021
Australian Dollar settling 11/16/09	30	24,966	25,202	236
British Pound settling 11/16/09	73	120,973	118,831	(2,142)
British Pound settling 11/16/09	22	36,272	35,812	(460)
Canadian Dollar settling 11/16/09	29	25,784	26,035	251
Euro settling 11/16/09	248	351,852	355,534	3,682
Japanese Yen settling 11/16/09	3,323	34,201	35,730	1,529
New Zealand Dollar settling 11/16/09	406	264,582	277,299	12,717
New Zealand Dollar settling 11/16/09	417	279,056	284,812	5,756
Norwegian Krone settling 11/16/09	1,027	167,783	170,269	2,486
Norwegian Krone settling 11/16/09	181	29,170	30,008	838
Norwegian Krone settling 11/16/09	1,507	248,598	249,850	1,252
Norwegian Krone settling 11/16/09	180	29,553	29,843	290
Swedish Krona settling 11/16/09	203	28,136	28,527	391
Swedish Krona settling 11/16/09	129	17,852	18,128	276
Swedish Krona settling 11/16/09	262	36,620	36,818	198
Swedish Krona settling 11/16/09	254	34,697	35,693	996
Swedish Krona settling 11/16/09	1,035	144,372	145,444	1,072
Swedish Krona settling 11/16/09	1,540	214,814	216,410	1,596
Swedish Krona settling 11/16/09	1,140	162,058	160,199	(1,859)

Sale Contracts:
British Pound settling 11/16/09	557	931,794	906,696	25,098
British Pound settling 11/16/09	107	178,496	173,688	4,808
British Pound settling 11/16/09	64	105,062	104,180	882
Canadian Dollar settling 11/16/09	46	41,272	42,022	(750)
Canadian Dollar settling 11/16/09	30	27,463	26,949	514
Canadian Dollar settling 11/16/09	118	108,891	107,795	1,096
Canadian Dollar settling 11/16/09	227	209,016	206,912	2,104
Canadian Dollar settling 11/16/09	31	27,966	28,319	(353)
Euro settling 11/16/09	457	649,895	655,158	(5,263)
Euro settling 11/16/09	54	77,325	77,414	(89)
Euro settling 11/16/09	87	124,580	124,724	(144)
Japanese Yen settling 11/16/09	2,310	24,667	24,838	(171)
Japanese Yen settling 11/16/09	18,395	189,323	197,790	(8,467)
Japanese Yen settling 11/16/09	3,323	34,157	35,730	(1,573)
Japanese Yen settling 11/16/09	9,931	102,081	106,782	(4,701)
Japanese Yen settling 11/16/09	7,190	75,502	77,309	(1,807)
Japanese Yen settling 11/16/09	4,063	43,011	43,687	(676)
Swedish Krona settling 11/16/09	122	17,028	17,144	(116)
Swedish Krona settling 11/16/09	1,304	181,641	183,246	(1,605)
Swedish Krona settling 11/16/09	457	63,658	64,220	(562)
Swiss Franc settling 11/16/09	317	293,125	299,575	(6,450)
Swiss Franc settling 11/16/09	51	47,857	48,197	(340)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Tax-Managed Wealth Preservation—Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(b)	Variable rate coupon, rate shown as of August 31, 2009.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $33,042 or 0.0% of net assets.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Investment in affiliated money market mutual fund.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

As of August 31, 2009, the Strategy held 69.1% of its total investments in municipal bonds. Of the total investments in municipal bonds, 48.5% is insured (13.3% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

ADR – American Depositary Receipt

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FDR – Fiduciary Depositary Receipt

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GAN – Grant Anticipation Note

GDR – Global Depositary Receipt

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

LP – Limited Partnership

MBIA – MBIA Insurance Corporation

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SD – School District

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Preservation—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2009

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Wealth Preservation Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $453,448,939, $253,918,225 and $117,018,344, respectively)	$521,767,557		$274,329,274		$124,057,369
Affiliated issuers (cost $3,840,511, $2,489,923 and $310,550, respectively)	3,840,511		2,489,923		310,550
Cash(a)	30,101		13,116		4,112
Foreign currencies, at value (cost $1,416,097, $166,258 and $40,308, respectively)	1,414,711		167,217		40,675
Receivable of investment securities sold and foreign currency transactions	1,926,803		1,816,972		1,355,258
Receivable for shares of beneficial interest sold	1,659,430		382,889		585,065
Dividends and interest receivable	1,201,822		1,835,647		883,037
Unrealized appreciation of forward currency exchange contracts	1,018,465		265,803		81,287
Receivable for variation margin on futures contracts	18		– 0	–	– 0	–
Unrealized appreciation on interest rate swap contracts	– 0	–	53,282		– 0	–

Total assets	532,859,418		281,354,123		127,317,353

Liabilities
Payable for investment securities purchased and foreign currency transactions	1,571,659		3,219,409		89,522
Payable for shares of beneficial interest redeemed	849,819		530,415		870,021
Unrealized depreciation of forward currency exchange contracts	506,513		121,700		37,528
Advisory fee payable	270,959		120,928		67,045
Distribution fee payable	41,240		115,845		54,867
Transfer Agent fee payable	11,747		15,741		7,252
Payable for variation margin on futures contracts	– 0	–	819		403
Unrealized depreciation on interest rate swap contracts	– 0	–	– 0	–	471,564
Accrued expenses and other liabilities	131,874		103,192		198,296	(b)

Total liabilities	3,383,811		4,228,049		1,796,498

Net Assets	$529,475,607		$277,126,074		$125,520,855

Composition of Net Assets
Shares of beneficial interest, at par	$510		$250		$119
Additional paid-in capital	686,556,590		304,685,451		130,674,961
Undistributed net investment income	4,812,379		487,090		223,572
Accumulated net realized loss on investment and foreign currency transactions	(230,778,507)		(48,656,513)		(11,995,066)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	68,884,635		20,609,796		6,617,269

Net Assets	$529,475,607		$277,126,074		$125,520,855

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

	Net Assets	Shares Outstanding	Net Asset Value
Wealth Appreciation Strategy

Class A	$72,253,138	6,980,846	$10.35	*

Class B	$12,827,297	1,261,996	$10.16

Class C	$34,642,553	3,404,695	$10.17

Advisor Class	$409,752,619	39,391,534	$10.40

Balanced Wealth Strategy

Class A	$174,794,510	15,793,512	$11.07	*

Class B	$31,657,900	2,858,258	$11.08

Class C	$61,986,433	5,581,324	$11.11

Advisor Class	$8,687,231	783,983	$11.08

Wealth Preservation Strategy

Class A	$73,643,062	7,054,620	$10.44	*

Class B	$16,376,267	1,530,457	$10.70

Class C	$30,078,431	2,807,403	$10.71

Advisor Class	$5,423,095	518,448	$10.46

*	The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy were $10.81, $11.56 and $10.90, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts equal to $29,360, $13,116 and $4,112, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at August 31, 2009.

(b)	Includes an amount of $114,997 owed to Lehman Brothers resulting from the termination of interest rate swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Wealth Preservation Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $511,106, $140,579 and $41,692, respectively)	$12,655,767		$3,354,121		$998,928
Affiliated issuers	141,571		28,902		18,615
Interest	189		5,605,003		3,341,066

Total income	12,797,527		8,988,026		4,358,609

Expenses
Advisory fee (see Note B)	3,128,492		1,492,696		698,463
Distribution fee—Class A	204,845		509,334		214,850
Distribution fee—Class B	131,105		335,243		187,923
Distribution fee—Class C	343,770		604,795		308,528
Transfer agency—Class A	31,541		149,312		55,316
Transfer agency—Class B	10,421		38,675		19,884
Transfer agency—Class C	18,467		57,610		26,016
Transfer agency—Advisor Class	156,314		6,691		4,438
Custodian	299,019		208,042		192,128
Registration fees	84,448		62,062		43,658
Audit	65,146		58,943		62,198
Trustees’ fees	49,974		48,090		49,383
Legal	40,640		39,874		39,868
Printing	40,555		8,478		3,520
Miscellaneous	50,662		26,708		22,123

Total expenses	4,655,399		3,646,553		1,928,296
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(73,801)
Less: expense offset arrangement (see Note B)	(254)		(573)		(254)

Net expenses	4,655,145		3,645,980		1,854,241

Net investment income	8,142,382		5,342,046		2,504,368

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(219,750,430)		(43,347,625)		(11,632,975)
Futures contracts	1,133		(5,057)		(13,549)
Swap contracts	– 0	–	22,470		(167,997)
Foreign currency transactions	(540,743)		(332,812)		(110,946)
Net change in unrealized appreciation/depreciation of:
Investments(a)	103,212,798		16,058,456		4,188,958
Futures contracts	89,522		17,363		7,931
Swap contracts	– 0	–	23,912		(421,164)
Foreign currency denominated assets and liabilities	529,913		151,461		46,488

Net loss on investment and foreign currency transactions	(116,457,807)		(27,411,832)		(8,103,254)

Contributions from Adviser (see Note B)	12,912		4,381		1,210

Net Decrease in Net Assets from Operations	$(108,302,513)		$(22,065,405)		$(5,597,676)

(a)	Net of increase in accrued foreign capital gains taxes of $14,737, $9,739 and $51, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Year Ended August 31, 2009		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,142,382		$6,993,253
Net realized loss on investment and foreign currency transactions	(220,290,040)		(5,258,997)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	103,832,233		(97,450,340)
Contributions from Adviser (see Note B)	12,912		1,295

Net decrease in net assets from operations	(108,302,513)		(95,714,789)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(949,866)		(1,298,708)
Class B	(24,982)		(60,581)
Class C	(64,141)		(145,228)
Advisor Class	(6,172,794)		(3,455,087)
Net realized gain on investment transactions
Class A	– 0	–	(3,858,483)
Class B	– 0	–	(801,228)
Class C	– 0	–	(1,920,754)
Advisor Class	– 0	–	(7,783,437)
Transactions in Shares of Beneficial Interest
Net increase	96,462,353		142,292,218

Total increase (decrease)	(19,051,943)		27,253,923
Net Assets
Beginning of period	548,527,550		521,273,627

End of period (including undistributed net investment income of $4,812,379 and $4,564,798, respectively)	$529,475,607		$548,527,550

See notes to financial statements.

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,342,046	$6,543,825
Net realized gain (loss) on investment and foreign currency transactions	(43,663,024)	1,942,353
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	16,251,192	(29,352,702)
Contributions from Adviser (see Note B)	4,381	34

Net decrease in net assets from operations	(22,065,405)	(20,866,490)
Dividends to Shareholders from
Net investment income
Class A	(3,889,117)	(4,496,220)
Class B	(510,479)	(681,040)
Class C	(912,883)	(1,068,152)
Advisor Class	(195,348)	(246,428)
Transactions in Shares of Beneficial Interest
Net decrease	(34,529,254)	(8,489,974)

Total decrease	(62,102,486)	(35,848,304)
Net Assets
Beginning of period	339,228,560	375,076,864

End of period (including undistributed net investment income of $487,090 and $1,114,253, respectively)	$277,126,074	$339,228,560

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Statement of Changes in Net Assets

Wealth Preservation Strategy
Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,504,368	$2,897,630
Net realized gain (loss) on investment and foreign currency transactions	(11,925,467)	1,316,560
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,822,213	(7,293,363)
Contributions from Adviser (see Note B)	1,210	– 0	–

Net decrease in net assets from operations	(5,597,676)	(3,079,173)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,637,276)	(1,804,864)
Class B	(279,836)	(390,534)
Class C	(454,293)	(482,944)
Advisor Class	(150,679)	(177,988)
Net realized gain on investment transactions
Class A	(295,725)	(2,914,549)
Class B	(78,222)	(1,005,153)
Class C	(128,862)	(1,180,736)
Advisor Class	(23,420)	(250,127)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(15,119,799)	1,024,117
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	1,205	– 0	–

Total decrease	(23,764,583)	(10,261,951)
Net Assets
Beginning of period	149,285,438	159,547,389

End of period (including undistributed net investment income of $223,572 and $408,776, respectively)	$125,520,855	$149,285,438

See notes to financial statements.

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2009

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Strategies adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

(“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2009:

Wealth Appreciation Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Financials	$72,820,448	$38,877,023		$—	$111,697,471
Information Technology	72,304,272	11,034,430		—	83,338,702
Energy	49,078,191	13,421,824		340,782	62,840,797
Consumer Discretionary	46,195,415	13,925,015		—	60,120,430
Health Care	47,803,410	11,338,193		—	59,141,603
Industrials	27,637,910	12,962,570		—	40,600,480
Consumer Staples	25,618,250	11,193,111		—	36,811,361
Materials	15,220,454	11,839,570		—	27,060,024
Telecommunication Services	15,846,103	10,919,038		—	26,765,141
Utilities	5,744,978	7,606,276		—	13,351,254
Rights	40,294	—		—	40,294
Short-Term Investments	3,840,511	—		—	3,840,511

Total Investments in Securities	382,150,236	143,117,050	+	340,782	525,608,068
Other Financial Instruments*	59,712	511,952		—	571,664

Total	$382,209,948	$143,629,002		$340,782	$526,179,732

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

Balanced Wealth Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Municipal Obligations	$—	$146,341,003		$—	$146,341,003
Common Stocks
Financials	17,365,406	9,698,432		—	27,063,838
Information Technology	17,133,160	2,669,385		—	19,802,545
Energy	12,190,550	3,311,776		167,163	15,669,489
Consumer Discretionary	11,802,792	3,312,086		—	15,114,878
Health Care	11,333,930	3,007,036		—	14,340,966
Industrials	6,700,828	3,483,103		—	10,183,931
Consumer Staples	6,374,847	2,781,037		—	9,155,884
Telecommunication Services	3,811,799	2,915,580		—	6,727,379
Materials	3,449,330	3,122,814		—	6,572,144
Utilities	1,536,697	1,808,759		—	3,345,456
Rights	11,761	—		—	11,761
Short-Term Investments	2,489,923	—		—	2,489,923

Total Investments in Securities	94,201,023	182,451,011	+	167,163	276,819,197
Other Financial Instruments*	8,420	144,103		53,282	205,805

Total	$94,209,443	$182,595,114		$220,445	$277,025,002

Wealth Preservation Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Municipal Obligations	$—	$85,939,635		$—	$85,939,635
Common Stocks
Financials	5,142,503	2,879,594		—	8,022,097
Information Technology	5,091,795	807,664		—	5,899,459
Energy	3,686,658	1,033,356		32,285	4,752,299
Consumer Discretionary	3,359,948	1,051,657		—	4,411,605
Health Care	3,463,835	883,481		—	4,347,316
Industrials	2,194,983	1,026,127		—	3,221,110
Consumer Staples	1,819,989	832,131		—	2,652,120
Materials	1,153,996	839,209		—	1,993,205
Telecommunication Services	1,107,877	819,580		—	1,927,457
Utilities	378,074	512,992		—	891,066
Short-Term Investments	310,550	—		—	310,550

Total Investments in Securities	27,710,208	96,625,426	+	32,285	124,367,919
Other Financial Instruments*	4,950	43,759		(471,564)	(422,855)

Total	$27,715,158	$96,669,185		$(439,279)	$123,945,064

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategies’ foreign equity securities are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Wealth Appreciation Strategy	Energy	Total
Balance as of 8/31/08	$426,870	$426,870
Accrued discounts/premiums	—	—
Realized gain (loss)	(592,528)	(592,528)
Change in unrealized appreciation/depreciation	599,209	599,209
Net purchases (sales)	(92,769)	(92,769)
Net transfers in and/or out of Level 3	—	—

Balance as of 8/31/09	$340,782	$340,782

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$103,828	$103,828

Balanced Wealth Strategy	Energy	Other Financial Instruments	Total
Balance as of 8/31/08	$127,170	$28,441	$155,611
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(164,540)	—	(164,540)
Change in unrealized appreciation/depreciation	215,198	24,841	240,039
Net purchases (sales)	(10,665)	—	(10,665)
Net transfers in and/or out of Level 3	—	—	—

Balance as of 8/31/09	$167,163	$53,282	$220,445

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$67,618	$24,841	$92,459

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

Wealth Preservation Strategy	Energy	Other Financial Instruments	Total
Balance as of 8/31/08	$35,640	$(50,400)	$(14,760)
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(46,113)	(167,997)	(214,110)
Change in unrealized appreciation/depreciation	41,775	(421,164)	(379,389)
Net purchases (sales)	983	167,997	168,980
Net transfers in and/or out of Level 3	—	—	—

Balance as of 8/31/09	$32,285	$(471,564)	$(439,279)

Net change in unrealized appreciation/depreciation from Investments held as of 8/31/09*	$414	$(471,564)	$(471,150)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended August 31, 2009, the Strategies adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Strategies as of August 31, 2009, management has evaluated the possibility of subsequent events existing in the Strategies’ financial statements issued on October 27,

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

2009. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows (the “Expense Caps”):

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%

For the year ended August 31, 2009, such reimbursement amounted to $0, $0 and $73,801 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively. The Expense Caps for both Wealth Appreciation Strategy and Balanced Wealth Strategy expired on January 1, 2009.

During the year ended August 31, 2009, the Adviser reimbursed the funds $12,912, $4,381 and $1,210, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors. During the year ended August 31, 2008, the Adviser reimbursed the funds $1,295, $34 and $0, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for trading losses incurred due to trade entry errors.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $141,658, $152,115 and $62,880 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2009.

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2009, the Strategies’ expenses were reduced by $254, $573 and $254 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended August 31, 2009 is as follows:

Tax-Managed Strategy	Market Value August 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value August 31, 2009 (000)	Dividend Income (000)
Wealth Appreciation	$14,632	$294,481	$305,272	$3,841	$142
Balanced Wealth	2,021	93,712	93,243	2,490	29
Wealth Preservation	1,225	53,804	54,718	311	19

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2009 as follows:

	Front-End Sales Charges Class A	Contingent Deferred Sales Charges
Tax-Managed Strategy		Class A	Class B	Class C
Wealth Appreciation	$13,025	$1,223	$22,464	$3,610
Balanced Wealth	37,310	4,665	59,540	10,016
Wealth Preservation	18,644	1,352	22,383	13,423

Brokerage commissions paid on investment transactions for the year ended August 31, 2009 amounted to $684,177, $155,792 and $45,161 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, of which $0 and $603; $0 and $922; and $0 and $41 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Wealth Preservation Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan”

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2009, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$631,684,010	$527,227,762
Balanced Wealth	143,603,649	183,682,114
Wealth Preservation	59,644,864	80,336,314

There were no investment transactions in U.S. government securities during the year ended August 31, 2009.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Tax-Managed Strategy		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Cost	Appreciation	(Depreciation)
Wealth Appreciation	$489,400,542	$87,754,202	$(51,546,676)	$36,207,526
Balanced Wealth	258,778,930	28,979,097	(10,938,830)	18,040,267
Wealth Preservation	117,929,765	9,018,891	(2,580,737)	6,438,154

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Strategies may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging their Strategies against adverse effects of anticipated movements in the market . The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Strategy may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

At August 31, 2009, the Strategies had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

Wealth Appreciation Strategy	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,018,465		Unrealized depreciation of forward currency exchange contracts	$506,513
Equity contracts	Receivable for variation margin on futures contracts	59,712	*

Total		$1,078,177			$506,513

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(737,150)	$511,952
Equity contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation (depreciation) of futures contracts	1,133	89,522

Total		$(736,017)	$601,474

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $104,129,692 and average monthly original value of futures contracts was $680,149.

Balanced Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$265,803	Unrealized depreciation of forward currency exchange contracts	$121,700
Equity contracts			Payable for variation margin on futures contracts	8,420	*
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	53,282

Total		$319,085		$130,120

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(300,247)	$144,103
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(5,057)	17,363
Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	22,470	23,912

Total		$(282,834)	$185,378

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $26,527,690, average monthly original value of futures contracts was $110,564 and average monthly notional amount of interest rate swaps was $970,000.

Wealth Preservation Strategy	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$81,287	Unrealized depreciation of forward currency exchange contracts	$37,528
Equity contracts			Payable for variation margin on futures contracts	4,950	*
Interest rate swap contracts			Unrealized depreciation of interest rate swap contracts	471,564

Total		81,287		$514,042

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in portfolio of investments. Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(96,196)	$43,759
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(13,549)	7,931
Interest rate swap contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(167,997)	(421,164)

Total		$(277,742)	$(369,474)

For the year ended August 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $7,743,725, average monthly original value of futures contracts was $45,979 and average monthly notional amount of interest rate swaps was $9,958,333.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	1,747,067	2,373,603	$15,774,769	$35,279,696

Shares issued in reinvestment of dividends and distributions	97,198	298,252	862,144	4,533,424

Shares converted from Class B	49,666	99,650	440,844	1,476,589

Shares redeemed	(4,265,718)	(2,470,523)	(39,773,901)	(35,799,794)

Net increase (decrease)	(2,371,787)	300,982	$(22,696,144)	$5,489,915

Class B
Shares sold	102,544	151,144	$956,089	$2,222,735

Shares issued in reinvestment of dividends and distributions	2,581	53,481	22,607	799,535

Shares converted to Class A	(50,576)	(101,681)	(440,844)	(1,476,589)

Shares redeemed	(550,841)	(332,226)	(4,861,587)	(4,708,128)

Net decrease	(496,292)	(229,282)	$(4,323,735)	$(3,162,447)

Class C
Shares sold	576,063	781,464	$5,039,005	$11,497,733

Shares issued in reinvestment of dividends and distributions	6,321	122,407	55,372	1,831,217

Shares redeemed	(1,741,156)	(848,645)	(15,501,501)	(11,844,795)

Net increase (decrease)	(1,158,772)	55,226	$(10,407,124)	$1,484,155

Advisor Class
Shares sold	65,080,090	13,459,752	$572,990,623	$198,030,515

Shares issued in reinvestment of dividends and distributions	358,770	720,239	3,189,465	11,005,266

Shares redeemed	(52,591,548)	(4,805,373)	(442,290,732)	(70,555,186)

Net increase	12,847,312	9,374,618	$133,889,356	$138,480,595

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	3,400,824	3,799,248	$34,474,879	$47,844,096

Shares issued in reinvestment of dividends	340,636	326,458	3,475,596	4,098,454

Shares converted from Class B	228,485	394,130	2,322,107	4,950,406

Shares redeemed	(5,700,255)	(4,423,674)	(57,988,026)	(55,196,079)

Net increase (decrease)	(1,730,310)	96,162	$(17,715,444)	$1,696,877

Class B
Shares sold	328,580	385,716	$3,318,553	$4,881,043

Shares issued in reinvestment of dividends	45,670	49,761	465,481	625,857

Shares converted to Class A	(228,192)	(393,759)	(2,322,107)	(4,950,406)

Shares redeemed	(1,043,708)	(729,426)	(10,609,181)	(9,101,669)

Net decrease	(897,650)	(687,708)	$(9,147,254)	$(8,545,175)

Class C
Shares sold	1,256,355	1,308,985	$12,724,901	$16,629,643

Shares issued in reinvestment of dividends	79,464	75,200	810,700	947,108

Shares redeemed	(2,123,132)	(1,485,952)	(21,619,554)	(18,570,091)

Net decrease	(787,313)	(101,767)	$(8,083,953)	$(993,340)

Advisor Class
Shares sold	340,167	259,440	$3,606,719	$3,279,760

Shares issued in reinvestment of dividends	15,971	17,504	163,351	219,846

Shares redeemed	(319,069)	(332,012)	(3,352,673)	(4,147,942)

Net increase (decrease)	37,069	(55,068)	$417,397	$(648,336)

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	1,874,569	2,068,174	$18,466,094	$23,717,177

Shares issued in reinvestment of dividends and distributions	172,970	350,702	1,698,180	4,004,026

Shares converted from Class B	255,578	215,489	2,550,351	2,468,278

Shares redeemed	(2,754,176)	(2,380,088)	(27,137,093)	(27,159,954)

Net increase (decrease)	(451,059)	254,277	$(4,422,468)	$3,029,527

Class B
Shares sold	171,334	228,476	$1,718,856	$2,670,056

Shares issued in reinvestment of dividends and distributions	31,452	105,373	316,172	1,233,500

Shares converted to Class A	(249,327)	(210,414)	(2,550,351)	(2,468,278)

Shares redeemed	(599,852)	(616,444)	(6,030,475)	(7,196,179)

Net decrease	(646,393)	(493,009)	$(6,545,798)	$(5,760,901)

Class C
Shares sold	832,656	1,157,001	$8,392,726	$13,638,410

Shares issued in reinvestment of dividends and distributions	50,007	123,713	502,672	1,449,475

Shares redeemed	(1,304,986)	(853,779)	(13,106,587)	(9,993,887)

Net increase (decrease)	(422,323)	426,935	$(4,211,189)	$5,093,998

Advisor Class
Shares sold	170,882	165,821	$1,719,073	$1,893,919

Shares issued in reinvestment of dividends and distributions	11,900	30,194	116,790	345,264

Shares redeemed	(180,529)	(315,156)	(1,776,207)	(3,577,690)

Net increase (decrease)	2,253	(119,141)	$59,656	$(1,338,507)

For the year ended August 31, 2009, the Wealth Preservation Strategy received $1,205 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Strategies may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments in securities denominated in foreign currencies, the Strategies’ positions in various currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

Wealth Appreciation Strategy	2009		2008
Distributions paid from:
Ordinary income	$7,211,783		$5,150,088
Long-term capital gains	– 0	–	14,173,418

Total taxable distributions	7,211,783		19,323,506

Total distributions paid	$7,211,783		$19,323,506

Balanced Wealth Strategy	2009		2008
Distributions paid from:
Ordinary income	$2,366,266		$2,317,130

Total taxable distributions	2,366,266		2,317,130
Tax exempt distributions	3,141,561		4,174,710

Total distributions paid	$5,507,827		$6,491,840

Wealth Preservation Strategy	2009		2008
Distributions paid from:
Ordinary income	$898,483		$1,027,678
Long-term capital gains	540,550		4,945,076

Total taxable distributions	1,439,033		5,972,754
Tax exempt distributions	1,609,280		2,234,142

Total distributions paid	$3,048,313		$8,206,896

As of August 31, 2009 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$5,324,324		$	– 0	–	$(198,667,409)	$36,261,592	$(157,081,493)
Balanced Wealth	649,132			– 0	–	(46,302,274)	18,093,314	(27,559,828)
Wealth Preservation	267,323	(a)		– 0	–	(11,394,168)	5,972,638	(5,154,207)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

(a)	Includes tax exempt income of $267,323.

(b)

During the fiscal year ended August 31, 2009, the Wealth Appreciation Strategy had a net capital loss carryforward of $45,805,883 of which $45,805,883 expires in the year 2017. The Balanced Wealth Strategy had a net capital loss carryforward of $16,136,574, of which $2,305,350 expires in the year 2010, $1,443,213 expires in the year 2011, and $12,388,011 expires in the year 2017. The Wealth Preservation Strategy had a net capital loss carryforward of $2,749,241, of which $2,749,241 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses, currency, and passive foreign investment companies incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation Strategy elected to defer $152,861,526 of capital losses to the next taxable year. Balanced Wealth Strategy elected to defer $30,165,700 of capital losses to the next taxable year. Wealth Preservation Strategy elected to defer $8,644,927 of capital losses to the next taxable year.

(c)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnership interests, and the tax treatment of derivatives.

During the current fiscal year, permanent differences for the Wealth Appreciation Strategy, primarily due to tax treatment of foreign currency, and the tax treatment of partnerships resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated realized loss on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Balanced Wealth Strategy, primarily due the tax treatment of foreign currency, the tax treatment of swaps, the tax treatment of partnerships, and return of capital distributions, resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions.

During the current fiscal year, permanent differences for the Wealth Preservation Strategy, primarily due to a reclassification of distributions, the tax treatment of foreign currency, the tax treatment of swaps, the tax treatment of partnerships, and return of capital distributions, resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions.

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class A
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 12.98	$ 15.94	$ 14.00	$ 12.66	$ 10.77

Income From Investment Operations
Net investment income(a)	.14	.17	.14	.08	.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.65)	(2.58)	1.93	1.42	1.86
Contributions from Adviser	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.51)	(2.41)	2.07	1.50	1.90

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.14)	(.08)	(.01)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.12)	(.55)	(.13)	(.16)	(.01)

Net asset value, end of period	$ 10.35	$ 12.98	$ 15.94	$ 14.00	$ 12.66

Total Return
Total investment return based on net asset value(d)	(19.21)%	(15.63)%	14.76%	11.87%	17.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,253	$121,356	$144,257	$102,651	$55,691
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	1.10%	1.14%	1.36	%(e)	1.50%
Expenses, before waivers/reimbursements	1.11%	1.10%	1.14%	1.36	%(e)	1.63%
Net investment income	1.58%	1.18%	.89%	.59	%(e)	.34	%(b)
Portfolio turnover rate	111%	50%	48%	40%	51%

See footnote summary on page 128.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 12.70	$ 15.61	$ 13.75	$ 12.51	$ 10.71

Income From Investment Operations
Net investment income (loss)(a)	.07	.07	.02	(.02)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.59)	(2.54)	1.89	1.41	1.84
Contributions from Adviser	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.52)	(2.47)	1.91	1.39	1.80

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.03)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.02)	(.44)	(.05)	(.15)	– 0	–

Net asset value, end of period	$ 10.16	$ 12.70	$ 15.61	$ 13.75	$ 12.51

Total Return
Total investment return based on net asset value(d)	(19.85)%	(16.24)%	13.87%	11.11%	16.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,827	$22,322	$31,029	$27,310	$21,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86%	1.82%	1.86%	2.09	%(e)	2.20%
Expenses, before waivers/reimbursements	1.86%	1.82%	1.86%	2.09	%(e)	2.33%
Net investment income (loss)	.81%	.45%	.14%	(.16	)%(e)	(.37	)%(b)
Portfolio turnover rate	111%	50%	48%	40%	51%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 12.71	$ 15.62	$ 13.75	$ 12.52	$ 10.71

Income From Investment Operations
Net investment income (loss)(a)	.08	.07	.03	(.01)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.60)	(2.54)	1.89	1.39	1.85
Contributions from Adviser	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.52)	(2.47)	1.92	1.38	1.81

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.03)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.02)	(.44)	(.05)	(.15)	– 0	–

Net asset value, end of period	$ 10.17	$ 12.71	$ 15.62	$ 13.75	$ 12.52

Total Return
Total investment return based on net asset value(d)	(19.84)%	(16.23)%	13.94%	11.02%	16.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,643	$57,982	$70,425	$47,689	$25,751
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83%	1.81%	1.85%	2.06	%(e)	2.20%
Expenses, before waivers/reimbursements	1.83%	1.81%	1.85%	2.06	%(e)	2.33%
Net investment income (loss)	.84%	.48%	.18%	(.09	)%(e)	(.36	)%(b)
Portfolio turnover rate	111%	50%	48%	40%	51%

See footnote summary on page 128.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.07	$ 16.05	$ 14.09	$ 12.72	$ 10.80

Income From Investment Operations
Net investment income(a)	.17	.22	.20	.17	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.68)	(2.61)	1.92	1.38	1.87
Contributions from Adviser	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(2.51)	(2.39)	2.12	1.55	1.95

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.18)	(.11)	(.03)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.16)	(.59)	(.16)	(.18)	(.03)

Net asset value, end of period	$ 10.40	$ 13.07	$ 16.05	$ 14.09	$ 12.72

Total Return
Total investment return based on net asset value(d)	(19.00)%	(15.41)%	15.09%	12.23%	18.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$409,753	$346,868	$275,563	$104,701	$3,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%	.80%	.84%	1.01	%(e)	1.20%
Expenses, before waivers/reimbursements	.82%	.80%	.84%	1.01	%(e)	1.34%
Net investment income	1.83%	1.52%	1.26%	1.26	%(e)	.64	%(b)
Portfolio turnover rate	111%	50%	48%	40%	51%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.94	$ 12.86	$ 12.09	$ 11.49		$ 10.61

Income From Investment Operations
Net investment income(a)	.23	.25	.22	.19		.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.87)	(.92)	.77	.58		.87
Contributions from Adviser	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	(.67)	.99	.77		1.02

Less: Dividends
Dividends from net investment income	(.23)	(.25)	(.22)	(.17)		(.14)

Net asset value, end of period	$ 11.07	$ 11.94	$ 12.86	$ 12.09		$ 11.49

Total Return
Total investment return based on net asset value(d)	(5.14)%	(5.26)%	8.26%	6.72%		9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,795	$209,200	$224,147	$198,406		$144,983
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.08%	1.10%	1.18	%(e)	1.20%
Expenses, before waivers/reimbursements	1.10%	1.08%	1.10%	1.18	%(e)	1.29%
Net investment income	2.21%	2.03%	1.76%	1.60	%(e)	1.35	%(b)
Portfolio turnover rate	54%	48%	51%	57%		51%

See footnote summary on page 128.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.94	$ 12.87	$ 12.10	$ 11.50		$ 10.62

Income From Investment Operations
Net investment income(a)	.15	.16	.13	.10	(b)	.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.85)	(.93)	.77	.58		.87
Contributions from Adviser	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	(.77)	.90	.68		.94

Less: Dividends
Dividends from net investment income	(.16)	(.16)	(.13)	(.08)		(.06)

Net asset value, end of period	$ 11.08	$ 11.94	$ 12.87	$ 12.10		$ 11.50

Total Return
Total investment return based on net asset value(d)	(5.78)%	(6.03)%	7.49%	5.97%		8.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,658	$44,855	$57,171	$60,329		$57,826
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83%	1.81%	1.82%	1.90	%(e)	1.90%
Expenses, before waivers/reimbursements	1.83%	1.81%	1.82%	1.91	%(e)	2.02%
Net investment income	1.48%	1.29%	1.03%	.86	%(b)(e)	.64	%(b)
Portfolio turnover rate	54%	48%	51%	57%		51%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.97	$ 12.89	$ 12.13	$ 11.52		$ 10.64

Income From Investment Operations
Net investment income(a)	.15	.17	.14	.11		.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.85)	(.93)	.75	.58		.87
Contributions from Adviser	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	(.76)	.89	.69		.94

Less: Dividends
Dividends from net investment income	(.16)	(.16)	(.13)	(.08)		(.06)

Net asset value, end of period	$ 11.11	$ 11.97	$ 12.89	$ 12.13		$ 11.52

Total Return
Total investment return based on net asset value(d)	(5.76)%	(5.94)%	7.39%	6.05%		8.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,986	$76,247	$83,433	$63,889		$45,364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81%	1.79%	1.80%	1.89	%(e)	1.90%
Expenses, before waivers/reimbursements	1.81%	1.79%	1.80%	1.89	%(e)	2.00%
Net investment income	1.50%	1.32%	1.07%	.89	%(e)	.65	%(b)
Portfolio turnover rate	54%	48%	51%	57%		51%

See footnote summary on page 128.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.95	$ 12.88	$ 12.11	$ 11.50		$ 10.62

Income From Investment Operations
Net investment income(a)	.26	.30	.26	.23		.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	(.94)	.77	.58		.87
Contributions from Adviser	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.60)	(.64)	1.03	.81		1.05

Less: Dividends
Dividends from net investment income	(.27)	(.29)	(.26)	(.20)		(.17)

Net asset value, end of period	$ 11.08	$ 11.95	$ 12.88	$ 12.11		$ 11.50

Total Return
Total investment return based on net asset value(d)	(4.85)%	(5.05)%	8.57%	7.11%		9.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,687	$8,927	$10,326	$7,670		$4,774
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.78%	.79%	.88	%(e)	.90%
Expenses, before waivers/reimbursements	.80%	.78%	.79%	.88	%(e)	1.00%
Net investment income	2.50%	2.34%	2.07%	1.91	%(e)	1.66	%(b)
Portfolio turnover rate	54%	48%	51%	57%		51%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class A
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.01	$ 11.83	$ 11.51	$ 11.16	$ 10.65

Income From Investment Operations
Net investment income(a)(b)	.22	.24	.23	.20	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	(.42)	.47	.33	.50
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.30)	(.18)	.70	.53	.63

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.24)	(.23)	(.18)	(.12)
Distributions from net realized gain on investment transactions	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.64)	(.38)	(.18)	(.12)

Net asset value, end of period	$ 10.44	$ 11.01	$ 11.83	$ 11.51	$ 11.16

Total Return
Total investment return based on net asset value(d)	(2.57)%	(1.65)%	6.15%	4.79%	5.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,643	$82,615	$85,786	$87,717	$70,145
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20%	1.20%	1.20%	1.20	%(e)	1.20%
Expenses, before waivers/reimbursements	1.25%	1.24%	1.26%	1.33	%(e)	1.37%
Net investment income(b)	2.23%	2.10%	1.93%	1.73	%(e)	1.23%
Portfolio turnover rate	48%	65%	59%	75%	63%

See footnote summary on page 128.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class B
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.27	$ 12.10	$ 11.76	$ 11.40	$ 10.87

Income From Investment Operations
Net investment income(a)(b)	.16	.16	.15	.12	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	(.44)	.48	.34	.51
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.38)	(.28)	.63	.46	.57

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.15)	(.14)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.55)	(.29)	(.10)	(.04)

Net asset value, end of period	$ 10.70	$ 11.27	$ 12.10	$ 11.76	$ 11.40

Total Return
Total investment return based on net asset value(d)	(3.25)%	(2.42)%	5.42%	4.01%	5.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,376	$24,534	$32,293	$37,910	$42,831
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Expenses, before waivers/reimbursements	1.98%	1.97%	1.98%	2.06	%(e)	2.10%
Net investment income(b)	1.54%	1.40%	1.22%	1.00	%(e)	.51%
Portfolio turnover rate	48%	65%	59%	75%	63%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class C
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.28	$ 12.11	$ 11.77	$ 11.41	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.16	.16	.15	.12	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	(.44)	.48	.34	.51
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.38)	(.28)	.63	.46	.57

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.15)	(.14)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.55)	(.29)	(.10)	(.04)

Net asset value, end of period	$ 10.71	$ 11.28	$ 12.11	$ 11.77	$ 11.41

Total Return
Total investment return based on net asset value(d)	(3.25)%	(2.42)%	5.42%	4.00%	5.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,079	$36,443	$33,937	$29,954	$26,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90%	1.90%	1.90%	1.90	%(e)	1.90%
Expenses, before waivers/reimbursements	1.96%	1.95%	1.96%	2.04	%(e)	2.08%
Net investment income(b)	1.53%	1.40%	1.24%	1.02	%(e)	.53%
Portfolio turnover rate	48%	65%	59%	75%	63%

See footnote summary on page 128.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Advisor Class
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.03	$ 11.85	$ 11.53	$ 11.19	$ 10.67

Income From Investment Operations
Net investment income(a)(b)	.25	.28	.26	.23	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	(.43)	.48	.32	.49
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)	(.15)	.74	.55	.67

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.27)	(.21)	(.15)
Distributions from net realized gain on investment transactions	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.67)	(.42)	(.21)	(.15)

Net asset value, end of period	$ 10.46	$ 11.03	$ 11.85	$ 11.53	$ 11.19

Total Return
Total investment return based on net asset value(d)	(2.27)%	(1.36)%	6.46%	4.99%	6.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,423	$5,693	$7,531	$5,693	$4,494
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.90%	.90%	.90	%(e)	.90%
Expenses, before waivers/reimbursements	.95%	.95%	.96%	1.03	%(e)	1.10%
Net investment income(b)	2.54%	2.41%	2.24%	2.02	%(e)	1.67%
Portfolio turnover rate	48%	65%	59%	75%	63%

See footnote summary on page 128.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Portfolios

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy, each a series of the AllianceBernstein Portfolios (the “Funds”), as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented years ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy, and AllianceBernstein Tax-Managed Wealth Preservation Strategy as of August 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2009

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following Strategies are designated as:

Tax Managed Strategy	Long-Term Capital Gain(a)			Qualified Dividend Income(b)	Exempt Interest Dividends(c)			(for corporate shareholders) Dividends Received Deduction(d)	(for foreign shareholders) Qualified Short-Term Capital Gain(e)			(for foreign shareholders) Qualified Interest Income(f)
Wealth Appreciation	$	– 0	–	$7,211,783	$	– 0	–	$6,065,662	$	– 0	–	$251,941
Balanced Wealth		– 0	–	2,366,266		3,141,561		2,006,222		– 0	–	31,003
Wealth Preservation		540,550		898,483		1,609,280		747,120		– 0	–	45,863

(a)	Each Strategy designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b)

Each Strategy designates the maximum amount allowable, but not less than the amounts shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with section 854 of the Internal Revenue Code.

(c)	Each Strategy designates the maximum amount allowable but not less than the amounts shown above as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

(d)

Each Strategy designates the maximum amount allowable but not less than the amounts shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(e)

Each Strategy designates the maximum amount allowable but not less than amounts shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(f)	Each Strategy designates the maximum amount allowable but not less than amounts shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2010.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine (2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 77 (1998)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1999)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until may 2008.	84	Cirrus Logic Corporation (semi-conductors)

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84

Garry L. Moody, # 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Management of the Fund

NAME, ADDRESS*, AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund’s Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the AllianceBernstein (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Thomas J. Fontaine 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Seth J. Masters 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Christopher H. Nikolich 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Patrick J. Rudden 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

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Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 4-6, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Strategies to brokers affiliated with the Adviser. The trustees

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recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for various periods ended April 30, 2009 and (in the case of comparisons with the composite index) the since inception period.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy was in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period and 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and that the Strategy lagged a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in the 1-, 3- and 5-year and since inception periods (September 2003 inception). The trustees also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the year-to-date and the 3-month periods the Strategy had underperformed both the Lipper Global Large-Cap Core Funds Average and the Index. The trustees noted that the funds in the Lipper comparison groups were not tax-managed funds, and discussed with the Adviser factors affecting the Strategy’s relative performance . Based on their review, the trustees concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, 2nd quintile of the Performance Group and the Performance Universe for the 5-year period and 4th quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Strategy lagged a composite index (50% Standard & Poor’s 500 Stock Index/50% Barclays Capital 5 Year General Obligation Municipal Bond Index) (the “Index”) in the 1-, 3-, 5- and 10-year and since inception periods (May 1992

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inception). The trustees noted that the Strategy’s performance quintiles for the 1-, 3-, 5- and 10-year periods were in several instances higher than they had been at the trustees’ prior continuance review in 2008. The trustees also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, that in the 3-month period the Strategy had outperformed the Index but lagged the Lipper Mixed-Asset Target Allocation Moderate Funds Average (the “Lipper Average”), and that in the year-to-date period it had lagged the Lipper Average and the Index. The trustees noted that the Strategy’s investment strategy had changed significantly in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. The trustees also noted that the funds in the Lipper comparison groups were not tax-managed funds. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The trustees noted that the Strategy was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and 3rd out of 4 of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Strategy lagged a composite index (70% Barclays Capital 5 Year General Obligation Municipal Bond Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in the 1-, 3-, 5- and 10-year and since inception periods (May 1992 inception). The trustees also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the year-to-date and the 3-month periods, the Strategy had outperformed the Index but lagged the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The trustees noted that the Strategy’s investment strategy had changed significantly in September 2003 (the Strategy was not a tax-managed fund prior to September 2003) and therefore did not give significant weight to its performance prior to that time in their deliberations. The trustees also noted that the funds in the Lipper comparison groups were not tax-managed funds. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

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The Adviser informed the trustees that there are no institutional products managed by it that have an investment style substantially similar to that of each of the Strategies. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Strategies but which involved investments in securities of the same type that the Strategies invest in (i.e., equity or equity and debt securities, depending on the particular Strategy).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of AllianceBernstein Tax-Managed Wealth Preservation Strategy reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some of the other funds in a Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The trustees noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted that it would take time to realize the benefits of these changes. The trustees noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The trustees

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also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 (in the 3-month period) had shown improvement. The trustees noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians and that the Strategy’s performance showed improvement since the prior continuance review in 2008. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Tax-Managed Wealth Preservation Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein funds generally. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which

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directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Trustees on August 4-6, 2009.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets[5]	Net Assets 06/30/09 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$265.2	Tax-Managed Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$478.8	Tax-Managed Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$123.0	Tax-Managed Wealth Preservation Strategy

With respect to Tax-Managed Wealth Preservation Strategy, the Adviser agreed to waive that portion of its management fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

5	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

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the Strategy’s fiscal year, August 31, upon at least 60 days written notice. Also set forth below is the Strategy’s gross expense ratios for the most recent semi-annual period6:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/09)[7]	Fiscal Year End
Tax-Managed Wealth Preservation Strategy	Class A Class B Class C Advisor	1.20% 1.90% 1.90% 0.90%	1.29% 2.02% 2.00% 1.00%	August 31 (ratio as of February 28, 2009)

Set forth below are the total expense ratios of the Strategies which do not have an expense limitation undertaking as of the Strategies’ most recent semi-annual period:

Strategy	Total Expense Ratio		Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.13% 1.86% 1.84% 0.83%	August 31 (ratios as of February 28, 2009)

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.13% 1.87% 1.84% 0.84%	August 31 (ratios as of February 28, 2009)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail

6	Effective January 1, 2009, the Adviser removed the expense caps of U.S. Large Cap Portfolio, Balanced Wealth Strategy, Wealth Appreciation Strategy, Wealth Preservation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Appreciation Strategy.

7	Annualized.

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mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.8 However, with respect to the Strategies, the Adviser has represented in the Adviser’s Form ADV that there are no institutional products that have substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Strategy.10

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.750	1/14
Tax-Managed Wealth Appreciation Strategy[11],[12]	0.650	0.860	2/14
Tax-Managed Wealth Preservation Strategy[13]	0.550	0.575	1/8

Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy's EG and Lipper Expense Universe (“EU”).14 Since Lipper had expanded Tax-Managed Wealth Appreciation Strategy’s EG, under Lipper’s standard guidelines, the Strategy’s EU was also expanded to include peers that had a similar but not the same Lipper investment classification/objective as the Strategy.15

9	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

11	The Strategy’s EG includes the Strategy, six other Global Large-Cap Growth funds (“GLCG”), three Global Large-Cap Value Funds (“GLCV”), and four Global Multi-Cap Core funds (“GMLC”).

12	Excluding GLCV and GMLC funds, the Fund’s contractual management fee EG median is 0.791 and the Fund’s contractual management fee EG ranking is 3/7.

13	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

14	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The expansion of the Strategy’s EU was not requested by the Senior Officer or the Adviser. They requested only the EG be expanded.

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It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Strategies’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Set forth below is a comparison of the Strategy’s total expense ratios and the medians of the Strategy’s EGs. The Strategy’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.081	1.213	5/14	1.117	15/33
Tax-Managed Wealth Appreciation Strategy[18]	1.103	1.444	2/14	1.446	5/32
Tax-Managed Wealth Preservation Strategy	1.202	1.150	6/8	1.116	16/23

Based on this analysis, the Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy have a more favorable ranking on a management fee basis than on a total expense ratio basis than their respective EGs. The Tax-Managed Wealth Appreciation Strategy has equally favorable rankings on a management fee and total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Strategies’ monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.19

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	The total expense ratios shown are for the Strategies’ Class A shares during the most recently completed fiscal year.

18	Excluding GLCV and GMLC funds, the Strategy’s contractual management fee EG median is 0.791 and the Strategy’s contractual management fee EG ranking is 3/7.
19	Unaudited information on the Strategies’ advisory fee and total expense ratio monthly run rates was provided by the Adviser.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Funds. See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability percentage from providing investment advisory services to each Strategy decreased during calendar year 2008 relative to 2007.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$65,557
Tax-Managed Wealth Appreciation Strategy	$41,078
Tax-Managed Wealth Preservation Strategy	$35,308

150	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$2,028,270	$92,249
Tax-Managed Wealth Appreciation Strategy	$1,370,429	$52,463
Tax-Managed Wealth Preservation Strategy	$912,790	$52,982

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[20]
Tax-Managed Balanced Wealth Strategy	$172,075	$9,642
Tax-Managed Wealth Appreciation Strategy	$138,753	$9,118
Tax-Managed Wealth Preservation Strategy	$70,495	$4,074

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based

20	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	151

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

22	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

152	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings24 of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended April 30, 2009:26,27

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	-18.66	-20.54	-22.60	3/14	20/110
3 year	-4.37	-4.51	-5.26	7/14	25/75
5 year	0.69	0.18	0.05	4/12	20/59
10 year	-0.47	0.84	1.02	9/12	26/36

Tax-Managed Wealth Appreciation Strategy
1 year	-40.69	-40.07	-40.16	6/7	9/15
3 year	-14.25	-11.99	-11.99	6/7	10/13
5 year	-3.18	0.19	-0.18	4/5	8/11

Tax-Managed Wealth Preservation Strategy
1 year	-11.70	-18.97	-15.07	2/8	22/92
3 year	-1.75	-3.28	-2.29	3/7	29/73
5 year	1.15	0.93	1.19	2/7	25/46
10 year	1.80	2.20	1.80	3/4	10/19

24	The performance returns and rankings of the Strategies are for the Funds’ Class A shares. It should be noted that performance returns and rankings of the Strategies were provided by the Adviser. The Adviser’s returns for the Strategies may be one or two basis points different from Lipper’s Strategies returns due to rounding. Lipper maintains its own database for performance of the Strategies.

25	A Strategy’s PG/PU may not be identical to the Strategy’s corresponding EG/EU as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy has a different investment classification/objective at different point in time.

27	It should be noted that many of the Strategies’ peers are not managed with regards to taxes.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	153

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks:

	Periods Ending April 30, 2009 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)[29]
Tax-Managed Balanced Wealth Strategy	-18.66	-4.37	0.69	-0.47	5.33
50% S&P 500 / 50% Barclays Capital 5 year GO Muni Bond Index	-15.64	-2.31	1.17	1.46	8.56
S&P 500 Stock Index	-35.31	-10.76	-2.70	-2.48	6.50
Barclays Capital 5 year GO Muni Bond Index	7.53	5.93	4.54	4.79	5.33
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	-40.69	-14.25	-3.18	N/A	-1.49
70% S&P 500 / 30% MSCI EAFE Index (Net)	-37.56	-11.17	-1.64	N/A	0.72
S&P 500 Index	-35.31	-10.76	-2.70	N/A	-0.80
MSCI EAFE Net Index	-42.76	-12.34	0.66	N/A	4.12
Inception Date: September 2, 2003

Tax-Managed Wealth Preservation Strategy	-11.70	-1.75	1.15	1.80	4.73
70% Barclays Capital 5 year GO Muni Bond Index / 30% S&P 500 Index	-6.80	1.02	2.58	2.87	9.24
Barclays Capital 5 Year GO Muni Bond Index	7.53	5.93	4.54	4.79	6.48
S&P 500 Index	-35.31	-10.76	-2.70	-2.48	6.50
Inception Date: May 4, 1992
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

28	The performance returns shown are for the Class A shares of the Strategies.

29	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2009.

154	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	155

AllianceBernstein Family of Funds

NOTES

156	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0151-0809

ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Wealth Preservation Strategy

August 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 16, 2009

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the annual reporting period ended August 31, 2009.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between US and non-US markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the strategy blends each style component across Underlying Portfolios that invest in US and non-US companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Underlying Portfolios that invest in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and US and non-US Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of this target weighting.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 30% in Underlying Portfolios that invest in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to change in response to markets, only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The

Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Wealth Preservation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Preservation Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of this target weighting.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 30% in Underlying Portfolios that invest in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to change in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any secu-

rity held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 8-10 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended August 31, 2009. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Barclays Capital (formerly Lehman Brothers) US Aggregate Index; and AllianceBernstein Wealth Preservation Strategy, 30% S&P 500 Stock Index and 70% Barclays Capital US Aggregate Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

Investment Results

The Strategies’ Class A shares without sales charges underperformed their respective benchmarks for the 12-month periods but outperformed them for the six-month periods ended August 31, 2009. For the 12-month

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

period, all Strategies posted negative returns, as did the composite benchmarks for Wealth Appreciation and Balanced Wealth Strategies. The composite benchmark for the Wealth Preservation Strategy was slightly positive for this period. The 2008 financial crisis, which intensified in the fourth quarter, caused deep market declines and pushed the Strategies deep into negative territory at the start of the 12-month period. The recent rally of capital markets has reversed the trend, bringing the Strategies back into positive territory for the six-month period.

Performance of the Underlying Portfolios varied during the six- and 12-month periods. For the 12-month period ended August 31, 2009, the Intermediate Duration, Short Duration and High-Yield Underlying Portfolios posted positive absolute returns, while Inflation Protected Securities and other equity Underlying Portfolios declined. However, as risk aversion eased and aggressive government actions began to take effect around the world, capital markets rallied and gave rise to a dramatic recovery of equity markets for the six-month period. Consequently, all of the Underlying Portfolios posted positive absolute returns during this time.

The primary driver of underperformance for the 12-month period ended August 31, 2009, was the Strategies’ exposure to international equities, where poor security selection was the main detractor. Exposure to Small-Mid Cap equities and Global REITs hurt the Strategies on an abso-

lute basis, but contributed positively to relative returns. For the six-month period, fixed-income segments pulled up the Strategies’ relative performance, primarily with overweights to commercial mortgage-backed securities (CMBS) and credit. The Global REIT and International Value Underlying Portfolios were the biggest contributors to absolute performance. However, the Global REIT Underlying Portfolio underperformed the FTSE EPRA/NAREIT Developed RE Index for the six-month period due to its defensive positioning in companies with strong balance sheets and resilient earnings power, which lagged in the relief rally. The International Value Underlying Portfolio underperformed the MSCI EAFE Index for the 12-month period due to stock selection. Both the Global REIT and International Value Underlying Portfolios posted negative absolute performance for this period. The value segments outperformed their growth counterparts across different regions and market capitalizations for the six- and 12-month periods ended August 31, 2009. The only exception was the US Large Cap Growth Underlying Portfolio, which outperformed value for the 12-month period. Since the Strategies did not use leverage, their performance was not affected by risks that come with such investments.

Market Review and Investment Strategy

The 2008 market turmoil caused economic activity to contract and toppled markets, with investors fleeing anything with a hint of risk. From the

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

most recent market bottom, equity markets have rebounded, risk aversion has receded considerably and the best-performing sectors and stocks have generally been those that were struggling during the financial crisis. Additionally, emerging markets, which led markets down during the crisis, have now surged past their developed counterparts. Most fixed-income sectors, from investment-grade and high-yield corporate debt to CMBS outperforming government debt, rallied.

The level of opportunity in the growth and value styles usually differs significantly, but today the Multi-Asset

Solutions Team believes the potential in both styles is greater than it has been in years—even after the recent market recovery. The Strategies’ underlying Growth and Value Teams have trimmed positions in the more defensive sectors to increase their exposure to cyclical sectors such as financials and consumer discretionary. In addition, the fixed-income Underlying Portfolios are positioned to maintain overweights in CMBS and investment-grade corporates. This positioning aims to take advantage of both sectors’ spread over treasuries, which despite their recent narrowing remain at attractive levels from a historical perspective.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Barclays Capital US Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy will also allocate their investments to corporate and US government bonds. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	47.39%	-19.63%

Class B*	46.76%	-20.24%

Class C	46.91%	-20.23%

Advisor Class**	47.69%	-19.39%

Class R**	47.28%	-19.86%

Class K**	47.38%	-19.66%

Class I**	47.68%	-19.38%

70% S&P 500 Stock Index/30% MSCI EAFE Index	44.36%	-17.16%

S&P 500 Stock Index	40.52%	-18.25%

MSCI EAFE Index	53.47%	-14.95%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/09

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Class A shares (from 9/2/03* to 8/31/09) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	37.35%	-9.09%

Class B*	36.95%	-9.69%

Class C	36.89%	-9.69%

Advisor Class**	37.58%	-8.79%

Class R**	37.11%	-9.37%

Class K**	37.20%	-9.12%

Class I**	37.68%	-8.73%

60% S&P 500 Stock Index/40% Barclays Capital† US Aggregate Index	25.79%	-7.75%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    Formerly Lehman Brothers.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/09

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Class A shares (from 9/2/03* to 8/31/09) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Wealth Preservation Strategy
Class A	21.90%	-3.01%

Class B*	21.49%	-3.75%

Class C	21.49%	-3.66%

Advisor Class**	22.04%	-2.79%

Class R**	21.74%	-3.40%

Class K**	21.95%	-3.05%

Class I**	22.21%	-2.72%

30% S&P 500 Stock Index/70% Barclays Capital† US Aggregate Index	15.54%	0.14%

S&P 500 Stock Index	40.52%	-18.25%

Barclays Capital US Aggregate Index	5.95%	7.94%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

† Formerly Lehman Brothers.

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/2/03* TO 8/31/09

*Since inception of the Strategy’s Class A shares on 9/2/03.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Preservation Strategy Class A shares (from 9/2/03* to 8/31/09) as compared to the performance of the Strategy’s balanced benchmark, in addition to the individual components of the balanced benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	46.53%	-19.36%

Russell 1000 Value Index	44.21%	-20.27%

AllianceBernstein US Large Cap Growth Portfolio	37.54%	-15.41%

Russell 1000 Growth Index	38.51%	-16.76%

AllianceBernstein Global Real Estate Investment Portfolio	67.69%	-19.25%

FTSE EPRA/NAREIT Developed RE Index	72.31%	-23.06%

AllianceBernstein International Value Portfolio	62.29%	-20.71%

MSCI EAFE Index (Net)	53.47%	-14.95%

AllianceBernstein International Growth Portfolio	37.27%	-25.32%

MSCI EAFE Index (Net)	53.47%	-14.95%

MSCI EAFE Growth Index (Net)	43.84%	-19.08%

AllianceBernstein Small-Mid Cap Value Portfolio	58.57%	-16.76%

Russell 2500 Value Index	50.76%	-18.66%

AllianceBernstein Small-Mid Cap Growth Portfolio	47.20%	-18.97%

Russell 2500 Growth Index	46.69%	-21.08%

AllianceBernstein Short Duration Bond Portfolio	5.19%	3.14%

Merrill Lynch 1-3 Year Treasury Index	0.95%	4.03%

AllianceBernstein Intermediate Duration Bond Portfolio	13.54%	9.26%

Barclays Capital US Aggregate Index	5.95%	7.94%

AllianceBernstein Inflation-Protected Securities Portfolio	6.56%	-0.88%

Barclays Capital 1-10 Year TIPS Index	6.47%	-0.70%

AllianceBernstein High-Yield Portfolio	38.68%	7.25%

Barclays Capital US High Yield 2% Issuer Cap Index	36.31%	7.00%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†   The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-19.63%	-23.02%
5 Years	1.18%	0.31%
Since Inception*	2.50%	1.77%

Class B Shares
1 Year	-20.24%	-23.20%
5 Years	0.44%	0.44%
Since Inception*	1.75%	1.75%

Class C Shares
1 Year	-20.23%	-20.97%
5 Years	0.45%	0.45%
Since Inception*	1.76%	1.76%

Advisor Class Shares†
1 Year	-19.39%	-19.39%
5 Years	1.48%	1.48%
Since Inception*	2.78%	2.78%

Class R Shares†
1 Year	-19.86%	-19.86%
5 Years	0.84%	0.84%
Since Inception*	0.10%	0.10%

Class K Shares†
1 Year	-19.66%	-19.66%
Since Inception*	-1.36%	-1.36%

Class I Shares†
1 Year	-19.38%	-19.38%
Since Inception*	-1.04%	-1.04%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.12%, 1.84%, 1.83%, 0.82%, 1.47%, 1.11% and 0.78% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-8.12%
5 Years	0.94%
Since Inception*	2.60%

Class B Shares
1 Year	-8.31%
5 Years	1.08%
Since Inception*	2.58%

Class C Shares
1 Year	-5.58%
5 Years	1.10%
Since Inception*	2.60%

Advisor Class Shares†
1 Year	-3.78%
5 Years	2.10%
Since Inception*	3.61%

Class R Shares†
1 Year	-4.37%
5 Years	1.46%
Since Inception*	1.01%

Class K Shares†
1 Year	-4.11%
Since Inception*	-0.22%

Class I Shares†
1 Year	-3.71%
Since Inception*	0.11%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-9.09%	-12.92%
5 Years	2.73%	1.83%
Since Inception*	3.72%	2.98%

Class B Shares
1 Year	-9.69%	-13.06%
5 Years	2.01%	2.01%
Since Inception*	2.99%	2.99%

Class C Shares
1 Year	-9.69%	-10.53%
5 Years	2.03%	2.03%
Since Inception*	3.00%	3.00%

Advisor Class Shares†
1 Year	-8.79%	-8.79%
5 Years	3.05%	3.05%
Since Inception*	4.04%	4.04%

Class R Shares†
1 Year	-9.37%	-9.37%
5 Years	2.39%	2.39%
Since Inception*	1.87%	1.87%

Class K Shares†
1 Year	-9.12%	-9.12%
Since Inception*	1.04%	1.04%

Class I Shares†
1 Year	-8.73%	-8.73%
Since Inception*	1.39%	1.39%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.97%, 1.70%, 1.68%, 0.67%, 1.35%, 0.98% and 0.67% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	-0.02%
5 Years	2.46%
Since Inception*	3.70%

Class B Shares
1 Year	-0.16%
5 Years	2.63%
Since Inception*	3.70%

Class C Shares
1 Year	2.74%
5 Years	2.65%
Since Inception*	3.71%

Advisor Class Shares†
1 Year	4.77%
5 Years	3.68%
Since Inception*	4.76%

Class R Shares†
1 Year	3.99%
5 Years	2.99%
Since Inception*	2.64%

Class K Shares†
1 Year	4.36%
Since Inception*	2.01%

Class I Shares†
1 Year	4.69%
Since Inception*	2.35%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-3.01%	-7.11%
5 Years	2.88%	1.99%
Since Inception*	3.61%	2.87%

Class B Shares
1 Year	-3.75%	-7.41%
5 Years	2.14%	2.14%
Since Inception*	2.87%	2.87%

Class C Shares
1 Year	-3.66%	-4.58%
5 Years	2.16%	2.16%
Since Inception*	2.87%	2.87%

Advisor Class Shares†
1 Year	-2.79%	-2.79%
5 Years	3.17%	3.17%
Since Inception*	3.90%	3.90%

Class R Shares†
1 Year	-3.40%	-3.40%
5 Years	2.54%	2.54%
Since Inception*	2.33%	2.33%

Class K Shares†
1 Year	-3.05%	-3.05%
Since Inception*	2.08%	2.08%

Class I Shares†
1 Year	-2.72%	-2.72%
Since Inception*	2.38%	2.38%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.00%, 1.72%, 1.71%, 0.70%, 1.38%, 1.00% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH PRESERVATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	0.61%
5 Years	2.38%
Since Inception*	3.27%

Class B Shares
1 Year	0.33%
5 Years	2.54%
Since Inception*	3.28%

Class C Shares
1 Year	3.41%
5 Years	2.56%
Since Inception*	3.28%

Advisor Class Shares†
1 Year	5.45%
5 Years	3.58%
Since Inception*	4.32%

Class R Shares†
1 Year	4.73%
5 Years	2.95%
Since Inception*	2.79%

Class K Shares†
1 Year	5.04%
Since Inception*	2.62%

Class I Shares†
1 Year	5.44%
Since Inception*	2.94%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF AUGUST 31, 2009
NAV/SEC Returns†
AllianceBernstein US Value Portfolio
1 Year	-19.36%
Since Inception*	-3.57%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-15.41%
Since Inception*	0.04%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-19.25%
Since Inception*	1.05%

AllianceBernstein International Value Portfolio
1 Year	-20.71%
Since Inception*	2.18%

AllianceBernstein International Growth Portfolio
1 Year	-25.32%
Since Inception*	-0.27%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-16.76%
Since Inception*	0.91%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-18.97%
Since Inception*	3.43%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.14%
Since Inception*	2.66%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	9.26%
Since Inception*	5.09%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	-0.88%
Since Inception*	4.34%

AllianceBernstein High-Yield Portfolio
1 Year	7.25%
Since Inception*	4.41%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-7.10%
Since Inception*	-2.62%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	0.97%
Since Inception*	1.16%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-9.20%
Since Inception*	2.24%

AllianceBernstein International Value Portfolio
1 Year	-1.20%
Since Inception*	3.42%

AllianceBernstein International Growth Portfolio
1 Year	-4.70%
Since Inception*	1.28%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-2.17%
Since Inception*	2.59%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-0.10%
Since Inception*	4.76%

AllianceBernstein Short Duration Bond Portfolio
1 Year	5.18%
Since Inception*	2.78%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	14.77%
Since Inception*	5.44%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	4.02%
Since Inception*	4.69%

AllianceBernstein High-Yield Portfolio
1 Year	27.57%
Since Inception*	6.31%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

See Historical Performance and Benchmark disclosures on pages 6-7.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,473.92	$7.05	1.13%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%
Class B
Actual	$1,000	$1,467.58	$11.69	1.88%
Hypothetical**	$1,000	$1,015.73	$9.55	1.88%
Class C
Actual	$1,000	$1,469.08	$11.51	1.85%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%
Advisor Class
Actual	$1,000	$1,476.90	$5.18	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class R
Actual	$1,000	$1,472.81	$8.91	1.43%
Hypothetical**	$1,000	$1,018.00	$7.27	1.43%
Class K
Actual	$1,000	$1,473.76	$7.05	1.13%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%
Class I
Actual	$1,000	$1,476.83	$5.06	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%

Balanced Wealth Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,373.51	$6.04	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class B
Actual	$1,000	$1,369.46	$10.39	1.74%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Class C
Actual	$1,000	$1,368.94	$10.27	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,375.80	$4.25	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%
Class R
Actual	$1,000	$1,371.09	$7.95	1.33%
Hypothetical**	$1,000	$1,018.50	$6.77	1.33%
Class K
Actual	$1,000	$1,372.04	$6.16	1.03%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%
Class I
Actual	$1,000	$1,376.82	$4.19	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Wealth Preservation Strategy

	Beginning Account Value March 1, 2009	Ending Account Value August 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,219.00	$5.65	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class B
Actual	$1,000	$1,214.91	$9.66	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class C
Actual	$1,000	$1,214.91	$9.60	1.72%
Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Advisor Class
Actual	$1,000	$1,220.38	$3.97	0.71%
Hypothetical**	$1,000	$1,021.63	$3.62	0.71%
Class R
Actual	$1,000	$1,217.39	$7.55	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class K
Actual	$1,000	$1,219.52	$5.87	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000	$1,222.07	$4.03	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,566.0

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 85-188. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,103.0

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 85-188. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 0.28%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

WEALTH PRESERVATION STRATEGY

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $726.1

*	All data are as of August 31, 2009. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 85-188. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the Strategy’s total exposure to subprime investments was 1.47%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2009

Wealth Appreciation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 51,767,920)	$373,764,381
AllianceBernstein U.S. Large Cap Growth (shares of 39,652,497)	366,785,600
AllianceBernstein International Value (shares of 29,401,464)	220,510,981
AllianceBernstein International Growth (shares of 25,127,391)	204,034,413
AllianceBernstein Global Real Estate Investment (shares of 21,364,117)	164,076,418
AllianceBernstein Small-Mid Cap Value (shares of 15,001,932)	121,515,647
AllianceBernstein Small-Mid Cap Growth (shares of 11,550,654)	117,585,661

Total investments (cost $2,066,133,950)	1,568,273,101
Receivable for shares of beneficial interest sold	2,654,490
Receivable for investments sold	157,334

Total assets	1,571,084,925

Liabilities
Payable for shares of beneficial interest redeemed	3,476,754
Advisory fee payable	800,245
Distribution fee payable	477,359
Transfer Agent fee payable	98,735
Accrued expenses	223,336

Total liabilities	5,076,429

Net Assets	$1,566,008,496

Composition of Net Assets
Shares of beneficial interest, at par	$1,590
Additional paid-in capital	2,201,397,413
Undistributed net investment income	16,116,195
Accumulated net realized loss on investment transactions	(153,645,853)
Net unrealized depreciation on investments	(497,860,849)

$1,566,008,496

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$569,413,206	57,598,105	$9.89	*

B	$184,655,415	18,977,168	$9.73

C	$236,907,902	24,330,423	$9.74

Advisor	$529,636,174	53,467,826	$9.91

R	$16,317,451	1,674,424	$9.75

K	$16,493,951	1,677,620	$9.83

I	$12,584,397	1,273,901	$9.88

*	The maximum offering price per share for Class A shares was $10.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

Balanced Wealth Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 55,820,294)	$557,086,531
AllianceBernstein U.S. Value (shares of 45,592,411)	329,177,206
AllianceBernstein U.S. Large Cap Growth (shares of 35,477,910)	328,170,663
AllianceBernstein Global Real Estate Investment (shares of 28,679,507)	220,258,612
AllianceBernstein International Value (shares of 24,670,392)	185,027,942
AllianceBernstein International Growth (shares of 21,228,632)	172,376,490
AllianceBernstein High-Yield (shares of 17,658,507)	150,273,897
AllianceBernstein Small-Mid Cap Growth (shares of 8,079,748)	82,251,835
AllianceBernstein Small-Mid Cap Value (shares of 10,067,161)	81,544,001

Total investments (cost $2,548,942,054)	2,106,167,177
Receivable for shares of beneficial interest sold	3,725,046
Receivable for investments sold	483,207

Total assets	2,110,375,430

Liabilities
Payable for shares of beneficial interest redeemed	5,115,269
Distribution fee payable	958,320
Advisory fee payable	911,144
Transfer Agent fee payable	98,453
Accrued expenses	267,094

Total liabilities	7,350,280

Net Assets	$2,103,025,150

Composition of Net Assets
Shares of beneficial interest, at par	$2,077
Additional paid-in capital	2,696,867,228
Undistributed net investment income	789,711
Accumulated net realized loss on investment transactions	(151,858,989)
Net unrealized depreciation on investments	(442,774,877)

$2,103,025,150

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,068,625,692	105,336,740	$10.14	*

B	$405,281,452	40,180,067	$10.09

C	$472,335,595	46,771,036	$10.10

Advisor	$85,433,697	8,398,520	$10.17

R	$22,659,154	2,239,129	$10.12

K	$16,960,895	1,673,745	$10.13

I	$31,728,665	3,127,241	$10.15

*	The maximum offering price per share for Class A shares was $10.59 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Statement of Net Assets

Wealth Preservation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 19,764,843)	$197,253,134
AllianceBernstein Short Duration Bond (shares of 21,279,324)	197,046,541
AllianceBernstein Global Real Estate Investment (shares of 9,638,366)	74,022,650
AllianceBernstein Inflation Protected Securities (shares of 7,010,738)	69,476,419
AllianceBernstein U.S. Large Cap Growth (shares of 6,042,684)	55,894,824
AllianceBernstein U.S. Value (shares of 7,634,808)	55,123,314
AllianceBernstein International Value (shares of 3,890,016)	29,175,118
AllianceBernstein International Growth (shares of 3,556,182)	28,876,196
AllianceBernstein Small-Mid Cap Growth (shares of 1,014,111)	10,323,652
AllianceBernstein Small-Mid Cap Value (shares of 1,244,262)	10,078,525

Total investments (cost $782,668,961)	727,270,373
Receivable for shares of beneficial interest sold	1,958,788
Receivable for investments sold	178,944

Total assets	729,408,105

Liabilities
Payable for shares of beneficial interest redeemed	2,471,791
Distribution fee payable	345,434
Advisory fee payable	315,949
Transfer Agent fee payable	25,913
Accrued expenses	104,171

Total liabilities	3,263,258

Net Assets	$726,144,847

Composition of Net Assets
Shares of beneficial interest, at par	$718
Additional paid-in capital	836,198,912
Undistributed net investment income	446,174
Accumulated net realized loss on investment transactions	(55,102,369)
Net unrealized depreciation on investments	(55,398,588)

$726,144,847

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$354,785,402	34,995,377	$10.14	*

B	$138,127,487	13,701,618	$10.08

C	$183,559,186	18,212,578	$10.08

Advisor	$29,458,278	2,901,441	$10.15

R	$12,755,911	1,256,162	$10.15

K	$4,730,214	467,125	$10.13

I	$2,728,369	269,198	$10.14

*	The maximum offering price per share for Class A shares was $10.59 which reflects a sales charge of 4.25%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Wealth Preservation Strategy
Investment Income
Income distributions from Underlying Portfolios	$33,781,439		$79,942,092		$30,716,541

Expenses
Advisory fee (see Note B)	8,986,379		10,816,200		3,888,719
Distribution fee—Class A	1,563,027		2,946,721		1,020,331
Distribution fee—Class B	1,784,075		3,910,780		1,410,838
Distribution fee—Class C	2,287,761		4,580,568		1,826,861
Distribution fee—Class R	64,002		92,749		52,019
Distribution fee—Class K	30,077		31,922		7,252
Transfer agency—Class A	708,617		1,120,221		298,348
Transfer agency—Class B	331,031		580,255		161,631
Transfer agency—Class C	355,535		574,517		174,702
Transfer agency—Advisor Class	564,949		89,284		23,846
Transfer agency—Class R	31,240		43,253		24,440
Transfer agency—Class K	22,819		23,650		5,289
Transfer agency—Class I	12,267		28,653		2,958
Printing	342,485		434,531		115,030
Registration fees	135,509		175,779		132,408
Custodian	62,533		63,355		61,941
Trustees’ fees	49,699		50,248		50,149
Legal	40,995		43,421		40,537
Audit	39,538		39,476		39,857
Miscellaneous	40,719		61,392		26,700

Total expenses	17,453,257		25,706,975		9,363,856
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(266)
Less: expense offset arrangement (see Note B)	(5,066)		(5,358)		(1,619)

Net expenses	17,448,191		25,701,617		9,361,971

Net investment income	16,333,248		54,240,475		21,354,570

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares	(168,467,797)		(160,850,081)		(55,200,586)
Net realized gain distributions from Underlying Portfolios	18,808,116		13,823,996		1,947,744
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(303,789,113)		(249,698,725)		(16,474,553)

Net loss on investment transactions	(453,448,794)		(396,724,810)		(69,727,395)

Net Decrease in Net Assets from Operations	$(437,115,546)		$(342,484,335)		$(48,372,825)

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,333,248	$49,259,376
Net realized loss on sale of Underlying Portfolio shares	(168,467,797)	(1,835,542)
Net realized gain distributions from Underlying Portfolios	18,808,116	110,916,621
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(303,789,113)	(524,267,142)

Net decrease in net assets from operations	(437,115,546)	(365,926,687)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,026,873)	(18,411,685)
Class B	– 0	–	(4,705,617)
Class C	– 0	–	(5,858,500)
Advisor Class	(4,902,517)	(10,776,194)
Class R	(55,482)	(251,308)
Class K	(83,304)	(311,539)
Class I	(155,098)	(427,579)
Net realized gain on investment transactions
Class A	(36,471,978)	(16,646,987)
Class B	(12,977,468)	(6,496,049)
Class C	(16,612,607)	(8,087,587)
Advisor Class	(26,565,777)	(8,542,473)
Class R	(837,519)	(256,751)
Class K	(694,934)	(285,325)
Class I	(799,449)	(341,821)
Transactions in Shares of Beneficial Interest
Net increase	10,252,706	307,740,557

Total decrease	(531,045,846)	(139,585,545)
Net Assets
Beginning of period	2,097,054,342	2,236,639,887

End of period (including undistributed net investment income of $16,116,195 and $9,160,149, respectively)	$1,566,008,496	$2,097,054,342

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$54,240,475	$101,871,180
Net realized loss on sale of Underlying Portfolio shares	(160,850,081)	(6,257,577)
Net realized gain distributions from Underlying Portfolios	13,823,996	98,963,993
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(249,698,725)	(511,064,843)

Net decrease in net assets from operations	(342,484,335)	(316,487,247)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(30,956,485)	(54,784,437)
Class B	(9,248,129)	(18,604,613)
Class C	(10,807,149)	(22,066,025)
Advisor Class	(2,674,918)	(4,299,751)
Class R	(546,555)	(481,268)
Class K	(385,607)	(530,916)
Class I	(861,604)	(1,098,836)
Net realized gain on investment transactions
Class A	(41,267,515)	(16,736,162)
Class B	(16,824,114)	(7,099,006)
Class C	(19,725,302)	(8,429,518)
Advisor Class	(3,096,491)	(1,122,553)
Class R	(743,402)	(137,759)
Class K	(428,466)	(158,717)
Class I	(880,024)	(319,054)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(252,267,216)	242,338,392

Total decrease	(733,197,312)	(210,017,470)
Net Assets
Beginning of period	2,836,222,462	3,046,239,932

End of period (including undistributed net investment income of $789,711 and $2,152,030, respectively)	$2,103,025,150	$2,836,222,462

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Statement of Changes in Net Assets

	Wealth Preservation Strategy
	Year Ended August 31, 2009	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,354,570	$32,826,885
Net realized loss on sale of Underlying Portfolio shares	(55,200,586)	(1,179,458)
Net realized gain distributions from Underlying Portfolios	1,947,744	16,021,607
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(16,474,553)	(92,209,731)

Net decrease in net assets from operations	(48,372,825)	(44,540,697)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(11,766,333)	(17,078,446)
Class B	(3,882,646)	(5,973,266)
Class C	(5,003,860)	(8,414,105)
Advisor Class	(995,874)	(1,123,341)
Class R	(323,717)	(354,158)
Class K	(102,027)	(72,429)
Class I	(105,267)	(121,212)
Net realized gain on investment transactions
Class A	(7,776,390)	(3,456,961)
Class B	(3,365,290)	(1,469,895)
Class C	(4,286,264)	(2,104,000)
Advisor Class	(500,630)	(202,421)
Class R	(205,476)	(79,588)
Class K	(39,514)	(14,821)
Class I	(67,680)	(23,277)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(108,243,466)	163,502,960

Total increase (decrease)	(195,037,259)	78,474,343
Net Assets
Beginning of period	921,182,106	842,707,763

End of period (including undistributed net investment income of $446,174 and $1,357,266, respectively)	$726,144,847	$921,182,106

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2009

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Wealth Preservation Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Wealth Preservation Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Wealth Preservation Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

The Strategies adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Wealth Appreciation Strategy
Investment Companies	$1,568,273,101	$—	$—	$1,568,273,101

Balanced Wealth Strategy
Investment Companies	$2,106,167,177	$—	$—	$2,106,167,177

Wealth Preservation Strategy
Investment Companies	$727,270,373	$—	$—	$727,270,373

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Recent Accounting Pronouncements

During the period ended August 31, 2009, the Strategies adopted FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Strategies did not engage in derivative transactions for the year ended August 31, 2009. The Strategies may invest indirectly in derivatives through their investments in the Underlying Portfolios.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Notes to Financial Statements

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165, “Subsequent Events”, adopted by the Strategies as of August 31, 2009, management has evaluated the possibility of subsequent events existing in the Strategies’ financial statements issued on October 27, 2009. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Wealth Preservation	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows (the “Expense Caps”):

Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%	1.70%	1.45%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%
Wealth Preservation	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

For the year ended August 31, 2009, such reimbursement amounted to $0, $0 and $266, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively. The Expense Caps expired on January 1, 2009.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,090,813, $1,142,156 and $325,128 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, for the year ended August 31, 2009.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $5,066, $5,358 and $1,619 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy, respectively, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2009 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$100,390	$9,428	$369,370	$48,957
Balanced Wealth	259,309	10,805	1,021,199	91,845
Wealth Preservation	113,797	18,205	577,218	86,303

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Notes to Financial Statements

the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2009 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$134,403,171	$192,766,576
Balanced Wealth	191,335,922	514,485,755
Wealth Preservation	91,623,204	214,970,009

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized				Net Unrealized Appreciation (Depreciation)
Strategy	Cost	Appreciation			(Depreciation)
Wealth Appreciation	$2,125,637,826	$	– 0	–	$(557,364,725)	$(557,364,725)
Balanced Wealth	2,572,007,183		10,728,846		(476,568,852)	(465,840,006)
Wealth Preservation	790,026,141		4,320,616		(67,076,384)	(62,755,768)

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	10,955,098	16,915,306	$95,786,546	$259,776,793

Shares issued in reinvestment of dividends and distributions	4,822,762	2,165,047	38,871,470	33,536,604

Shares converted from Class B	853,001	1,053,052	7,376,021	15,971,307

Shares redeemed	(20,764,250)	(13,943,239)	(180,499,075)	(208,124,927)

Net increase (decrease)	(4,133,389)	6,190,166	$(38,465,038)	$101,159,777

Class B
Shares sold	1,392,596	3,821,154	$12,171,153	$57,792,248

Shares issued in reinvestment of dividends and distributions	1,557,736	700,375	12,415,157	10,736,750

Shares converted to Class A	(865,024)	(1,067,243)	(7,376,021)	(15,971,307)

Shares redeemed	(5,227,758)	(4,055,721)	(44,820,864)	(59,406,221)

Net decrease	(3,142,450)	(601,435)	$(27,610,575)	$(6,848,530)

Class C
Shares sold	3,401,151	6,745,681	$29,495,448	$102,700,708

Shares issued in reinvestment of dividends and distributions	1,948,917	851,973	15,552,356	13,060,814

Shares redeemed	(9,745,934)	(6,234,708)	(83,069,985)	(91,108,291)

Net increase (decrease)	(4,395,866)	1,362,946	$(38,022,181)	$24,653,231

Advisor Class
Shares sold	26,889,248	18,076,172	$227,023,683	$271,754,461

Shares issued in reinvestment of dividends and distributions	3,645,876	1,215,600	29,385,759	18,866,109

Shares redeemed	(18,143,322)	(7,363,958)	(149,945,328)	(113,868,272)

Net increase	12,391,802	11,927,814	$106,464,114	$176,752,298

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class R
Shares sold	822,146	795,087	$6,630,339	$11,831,496

Shares issued in reinvestment of dividends and distributions	112,186	33,163	892,998	508,056

Shares redeemed	(525,248)	(342,097)	(4,304,122)	(5,013,569)

Net increase	409,084	486,153	$3,219,215	$7,325,983

Class K
Shares sold	704,793	337,781	$5,870,055	$5,008,937

Shares issued in reinvestment of dividends and distributions	97,157	38,707	778,235	596,860

Shares redeemed	(279,906)	(173,648)	(2,342,424)	(2,479,556)

Net increase	522,044	202,840	$4,305,866	$3,126,241

Class I
Shares sold	250,438	244,001	$2,310,666	$3,761,206

Shares issued in reinvestment of dividends and distributions	118,873	49,449	954,547	765,968

Shares redeemed	(364,900)	(190,814)	(2,903,908)	(2,955,617)

Net increase	4,411	102,636	$361,305	$1,571,557

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	20,583,419	32,227,149	$185,980,367	$429,927,868

Shares issued in reinvestment of dividends and distributions	8,001,065	5,143,144	69,059,406	68,349,214

Shares converted from Class B	1,220,950	1,656,179	10,988,521	21,840,958

Shares redeemed	(41,075,909)	(28,758,094)	(367,193,818)	(374,162,118)

Net increase (decrease)	(11,270,475)	10,268,378	$(101,165,524)	$145,955,922

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class B
Shares sold	3,077,323	9,149,103	$28,163,979	$120,910,853

Shares issued in reinvestment of dividends and distributions	2,924,814	1,848,988	24,954,514	24,502,321

Shares converted to Class A	(1,227,153)	(1,664,804)	(10,988,521)	(21,840,958)

Shares redeemed	(12,327,745)	(8,399,794)	(109,671,689)	(108,299,075)

Net increase (decrease)	(7,552,761)	933,493	$(67,541,717)	$15,273,141

Class C
Shares sold	6,660,322	13,337,772	$60,158,728	$177,238,047

Shares issued in reinvestment of dividends and distributions	3,311,762	2,126,151	28,303,468	28,193,964

Shares redeemed	(20,296,331)	(12,514,283)	(180,268,138)	(161,508,472)

Net increase (decrease)	(10,324,247)	2,949,640	$(91,805,942)	$43,923,539

Advisor Class
Shares sold	4,012,201	3,725,073	$36,154,257	$48,867,403

Shares issued in reinvestment of dividends and distributions	607,442	378,391	5,284,131	5,024,467

Shares redeemed	(5,616,959)	(2,791,137)	(48,554,898)	(37,424,000)

Net increase (decrease)	(997,316)	1,312,327	$(7,116,510)	$16,467,870

Class R
Shares sold	1,330,664	1,296,204	$11,604,759	$17,008,189

Shares issued in reinvestment of dividends and distributions	150,793	46,944	1,289,887	619,027

Shares redeemed	(1,000,706)	(681,362)	(8,723,571)	(9,156,614)

Net increase	480,751	661,786	$4,171,075	$8,470,602

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class K
Shares sold	991,393	416,474	$8,799,596	$5,687,412

Shares issued in reinvestment of dividends and distributions	94,834	51,998	814,048	689,628

Shares redeemed	(588,673)	(399,573)	(5,083,921)	(5,437,550)

Net increase	497,554	68,899	$4,529,723	$939,490

Class I
Shares sold	1,699,723	1,005,235	$14,513,287	$13,923,344

Shares issued in reinvestment of dividends and distributions	201,016	106,398	1,730,664	1,409,561

Shares redeemed	(1,111,241)	(307,136)	(9,582,272)	(4,025,077)

Net increase	789,498	804,497	$6,661,679	$11,307,828

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class A
Shares sold	10,405,508	16,958,525	$97,853,315	$199,420,443

Shares issued in reinvestment of dividends and distributions	1,971,383	1,614,468	18,083,639	18,963,276

Shares converted from Class B	327,385	354,493	3,041,037	4,149,270

Shares redeemed	(17,780,104)	(11,825,237)	(167,322,908)	(137,898,890)

Net increase (decrease)	(5,075,828)	7,102,249	$(48,344,917)	$84,634,099

Class B
Shares sold	2,193,178	5,513,748	$20,834,571	$64,314,281

Shares issued in reinvestment of dividends and distributions	749,136	595,378	6,806,161	6,971,221

Shares converted to Class A	(325,768)	(356,323)	(3,041,037)	(4,149,270)

Shares redeemed	(5,691,348)	(3,266,693)	(52,917,867)	(37,824,870)

Net increase (decrease)	(3,074,802)	2,486,110	$(28,318,172)	$29,311,362

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Preservation Strategy
	Shares		Amount
	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2009	Year Ended August 31, 2008

Class C
Shares sold	4,234,938	8,927,518	$39,460,350	$104,996,991

Shares issued in reinvestment of dividends and distributions	925,054	824,556	8,408,683	9,648,457

Shares redeemed	(9,275,710)	(6,538,500)	(86,838,367)	(75,377,226)

Net increase (decrease)	(4,115,718)	3,213,574	$(38,969,334)	$39,268,222

Advisor Class
Shares sold	1,527,742	1,435,192	$14,167,155	$16,833,421

Shares issued in reinvestment of dividends and distributions	147,472	102,117	1,353,408	1,198,667

Shares redeemed	(1,539,773)	(862,213)	(14,242,971)	(10,201,414)

Net increase	135,441	675,096	$1,277,592	$7,830,674

Class R
Shares sold	686,269	337,616	$6,172,276	$3,955,720

Shares issued in reinvestment of dividends and distributions	58,016	36,814	529,185	433,747

Shares redeemed	(392,122)	(274,251)	(3,630,900)	(3,206,632)

Net increase	352,163	100,179	$3,070,561	$1,182,835

Class K
Shares sold	738,797	54,102	$6,946,337	$631,103

Shares issued in reinvestment of dividends and distributions	15,455	7,431	141,539	87,248

Shares redeemed	(448,819)	(46,560)	(4,118,404)	(546,831)

Net increase	305,433	14,973	$2,969,472	$171,520

Class I
Shares sold	89,299	109,662	$887,654	$1,312,403

Shares issued in reinvestment of dividends and distributions	18,922	12,325	172,946	144,490

Shares redeemed	(108,724)	(30,082)	(989,268)	(352,645)

Net increase (decrease)	(503)	91,905	$71,332	$1,104,248

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various currencies may cause the Portfolio to experience losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

Wealth Appreciation Strategy	2009	2008
Distributions paid from:
Ordinary income	$9,377,202	$40,742,422
Long-term capital gains	94,805,803	40,656,993

Total taxable distributions	104,183,005	81,399,415

Total distributions paid	$104,183,005	$81,399,415

Balanced Wealth Strategy	2009	2008
Distributions paid from:
Ordinary income	$55,602,794	$101,865,846
Long-term capital gains	82,842,966	34,002,769

Total taxable distributions	138,445,760	135,868,615

Total distributions paid	$138,445,760	$135,868,615

Wealth Preservation Strategy	2009	2008
Distributions paid from:
Ordinary income	$22,265,667	$33,136,957
Long-term capital gains	16,155,301	7,350,963

Total taxable distributions	38,420,968	40,487,920

Total distributions paid	$38,420,968	$40,487,920

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$16,116,195	$	– 0	–	$(94,141,976)	$(557,364,726)	$(635,390,507)
Balanced Wealth	789,711		– 0	–	(128,793,860)	(465,840,006)	(593,844,155)
Wealth Preservation	446,174		– 0	–	(47,745,189)	(62,755,768)	(110,054,783)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

On August 31, 2009, Wealth Appreciation, Balanced Wealth, and Wealth Preservation Strategies had capital loss carryovers for federal income tax purposes of $21,540,462, $10,504,401, and $5,315,809, respectively, of which $21,540,462, $10,504,401, and

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

$5,315,809, respectively, expires in the year 2017. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation, Balanced Wealth, and Wealth Preservation Strategies elect to defer $72,601,514, $118,289,459, and $42,429,380, respectively, of capital losses that are deemed to arise in the next taxable year.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy, due to dividend redesignations, and the utilization of earnings and profits distributed to shareholders on redemption of shares are reflected as an adjustment to the components of capital as of August 31, 2009 as shown below:

Strategy	Increase (Decrease) To Additional Paid in Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investments
Wealth Appreciation	$17,269,591	$(153,928)	$(17,115,663)
Balanced Wealth	13,024,501	(122,347)	(12,902,154)
Wealth Preservation	(4)	(85,938)	85,942

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 13.38	$ 16.32	$ 14.39	$ 12.74		$ 10.91

Income From Investment Operations
Net investment income(a)	.12	.36	.27	.06		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(2.70)	2.00	1.67		1.88

Net increase (decrease) in net asset value from operations	(2.79)	(2.34)	2.27	1.73		1.92

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.32)	(.30)	(.05)		(.07)
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)		(.02)

Total dividends and distributions	(.70)	(.60)	(.34)	(.08)		(.09)

Net asset value, end of period	$ 9.89	$ 13.38	$ 16.32	$ 14.39		$ 12.74

Total Return
Total investment return based on net asset value(c)	(19.63)%	(14.86)%	15.88%	13.64%		17.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$569,413	$825,949	$906,379	$526,745		$261,218
Ratio to average net assets of:
Expenses(d)	1.14%	1.08%	1.07%	1.13	%(e)	1.33%
Net investment income	1.33%	2.39%	1.68%	.41	%(e)	.35	%(b)
Portfolio turnover rate	9%	4%	5%	1%		32%

See footnote summary on page 69.

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.17	$ 16.08	$ 14.21	$ 12.62	$ 10.84

Income From Investment Operations
Net investment income (loss)(a)	.05	.25	.17	(.04)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.86)	(2.67)	1.95	1.66	1.86

Net increase (decrease) in net asset value from operations	(2.81)	(2.42)	2.12	1.62	1.82

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.21)	(.21)	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)	(.02)

Total dividends and distributions	(.63)	(.49)	(.25)	(.03)	(.04)

Net asset value, end of period	$ 9.73	$ 13.17	$ 16.08	$ 14.21	$ 12.62

Total Return
Total investment return based on net asset value(c)	(20.24)%	(15.49)%	15.02%	12.85%	16.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$184,655	$291,413	$365,429	$261,738	$156,524
Ratio to average net assets of:
Expenses(d)	1.89%	1.80%	1.79%	1.85	%(e)	2.04%
Net investment income (loss)	.60%	1.70%	1.05%	(.32	)%(e)	(.33	)%(b)
Portfolio turnover rate	9%	4%	5%	1%	32%
See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 13.18	$ 16.08	$ 14.21	$ 12.62	$ 10.84

Income From Investment Operations
Net investment income (loss)(a)	.05	.25	.15	(.04)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.86)	(2.66)	1.97	1.66	1.86

Net increase (decrease) in net asset value from operations	(2.81)	(2.41)	2.12	1.62	1.82

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.21)	(.21)	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)	(.02)

Total dividends and distributions	(.63)	(.49)	(.25)	(.03)	(.04)

Net asset value, end of period	$ 9.74	$ 13.18	$ 16.08	$ 14.21	$ 12.62

Total Return
Total investment return based on net asset value(c)	(20.23)%	(15.43)%	15.02%	12.85%	16.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$236,908	$378,541	$440,098	$244,732	$114,591
Ratio to average net assets of:
Expenses(d)	1.86%	1.79%	1.77%	1.83	%(e)	2.03%
Net investment income (loss)	.63%	1.70%	.96%	(.30	)%(e)	(.32	)%(b)
Portfolio turnover rate	9%	4%	5%	1%	32%

See footnote summary on page 69.

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 13.44	$ 16.39	$ 14.44	$ 12.77		$ 10.92

Income From Investment Operations
Net investment income(a)	.13	.38	.32	.09		.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(2.69)	2.00	1.69		1.88

Net increase (decrease) in net asset value from operations	(2.78)	(2.31)	2.32	1.78		1.96

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.36)	(.33)	(.08)		(.09)
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)		(.02)

Total dividends and distributions	(.75)	(.64)	(.37)	(.11)		(.11)

Net asset value, end of period	$ 9.91	$ 13.44	$ 16.39	$ 14.44		$ 12.77

Total Return
Total investment return based on net asset value(c)	(19.39)%	(14.62)%	16.23%	13.99%		18.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$529,636	$552,028	$477,616	$300,451		$106,973
Ratio to average net assets of:
Expenses(d)	.84%	.78%	.77%	.82	%(e)	1.02%
Net investment income	1.54%	2.50%	2.00%	.67	%(e)	.66	%(b)
Portfolio turnover rate	9%	4%	5%	1%		32%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 13.20	$ 16.13	$ 14.27	$ 12.69		$ 10.89

Income From Investment Operations
Net investment income (loss)(a)	.08	.27	.20	(.04)		(.02	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.85)	(2.64)	1.99	1.71		1.91

Net increase (decrease) in net asset value from operations	(2.77)	(2.37)	2.19	1.67		1.89

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.28)	(.29)	(.06)		(.07)
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)		(.02)

Total dividends and distributions	(.68)	(.56)	(.33)	(.09)		(.09)

Net asset value, end of period	$ 9.75	$ 13.20	$ 16.13	$ 14.27		$ 12.69

Total Return
Total investment return based on net asset value(c)	(19.86)%	(15.17)%	15.44%	13.20%		17.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,317	$16,705	$12,568	$6,185		$117
Ratio to average net assets of:
Expenses(d)	1.45%	1.43%	1.44%	1.46	%(e)	1.67%
Net investment income (loss)	.94%	1.84%	1.26%	(.33	)%(e)	(.17	)%(b)
Portfolio turnover rate	9%	4%	5%	1%		32%

See footnote summary on page 69.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Year Ended August 31,					March 1, 2005(f) to August 31, 2005
	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.32	$ 16.25	$ 14.35	$ 12.74		$ 12.19

Income From Investment Operations
Net investment income(a)	.11	.36	.27	.05		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.89)	(2.70)	1.98	1.68		.54

Net increase (decrease) in net asset value from operations	(2.78)	(2.34)	2.25	1.73		.55

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.31)	(.31)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)		– 0	–

Total dividends and distributions	(.71)	(.59)	(.35)	(.12)		– 0	–

Net asset value, end of period	$ 9.83	$ 13.32	$ 16.25	$ 14.35		$ 12.74

Total Return
Total investment return based on net asset value(c)	(19.66)%	(14.89)%	15.80%	13.60%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,494	$15,393	$15,478	$7,850		$10
Ratio to average net assets of:
Expenses(d)	1.14%	1.07%	1.13%	1.15	%(e)	1.35	%(g)
Net investment income	1.23%	2.39%	1.67%	.38	%(e)	.24	%(g)
Portfolio turnover rate	9%	4%	5%	1%		32%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Year Ended August 31,					March 1, 2005(f) to August 31, 2005
	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.41	$ 16.34	$ 14.41	$ 12.75		$ 12.19

Income From Investment Operations
Net investment income(a)	.14	.41	.34	.13		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.91)	(2.70)	1.96	1.65		.53

Net increase (decrease) in net asset value from operations	(2.77)	(2.29)	2.30	1.78		.56

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.36)	(.33)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	(.63)	(.28)	(.04)	(.03)		– 0	–

Total dividends and distributions	(.76)	(.64)	(.37)	(.12)		– 0	–

Net asset value, end of period	$ 9.88	$ 13.41	$ 16.34	$ 14.41		$ 12.75

Total Return
Total investment return based on net asset value(c)	(19.38)%	(14.56)%	16.11%	14.03%		4.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,584	$17,025	$19,072	$16,452		$10
Ratio to average net assets of:
Expenses(d)	.81%	.74%	.80%	.84	%(e)	1.05	%(g)
Net investment income	1.61%	2.72%	2.12%	.98	%(e)	.54	%(g)
Portfolio turnover rate	9%	4%	5%	1%		32%

See footnote summary on page 69.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 12.04	$ 13.94	$ 12.86	$ 11.96		$ 10.78

Income From Investment Operations
Net investment income(a)	.27	.48	.37	.24		.17	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	(1.75)	1.12	.93		1.24

Net increase (decrease) in net asset value from operations	(1.23)	(1.27)	1.49	1.17		1.41

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.48)	(.39)	(.23)		(.22)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.67)	(.63)	(.41)	(.27)		(.23)

Net asset value, end of period	$ 10.14	$ 12.04	$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(c)	(9.09)%	(9.49)%	11.68%	9.94%		13.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,068,626	$1,404,046	$1,481,913	$934,926		$522,962
Ratio to average net assets of:
Expenses(d)	1.01%	.93%	.95%	.99	%(e)	1.13%
Net investment income	3.05%	3.62%	2.72%	1.91	%(e)	1.45	%(b)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.97	$ 13.86	$ 12.80	$ 11.91		$ 10.74

Income From Investment Operations
Net investment income(a)	.21	.38	.28	.15		.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	(1.73)	1.10	.93		1.24

Net increase (decrease) in net asset value from operations	(1.28)	(1.35)	1.38	1.08		1.33

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.39)	(.30)	(.15)		(.15)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.60)	(.54)	(.32)	(.19)		(.16)

Net asset value, end of period	$ 10.09	$ 11.97	$ 13.86	$ 12.80		$ 11.91

Total Return
Total investment return based on net asset value(c)	(9.69)%	(10.12)%	10.85%	9.16%		12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$405,281	$571,333	$648,527	$455,131		$276,275
Ratio to average net assets of:
Expenses(d)	1.74%	1.66%	1.66%	1.71	%(e)	1.84%
Net investment income	2.33%	2.91%	2.04%	1.20	%(e)	.75	%(b)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.98	$ 13.87	$ 12.80	$ 11.91		$ 10.74

Income From Investment Operations
Net investment income(a)	.21	.39	.27	.15		.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	(1.74)	1.12	.93		1.24

Net increase (decrease) in net asset value from operations	(1.28)	(1.35)	1.39	1.08		1.33

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.39)	(.30)	(.15)		(.15)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.60)	(.54)	(.32)	(.19)		(.16)

Net asset value, end of period	$ 10.10	$ 11.98	$ 13.87	$ 12.80		$ 11.91

Total Return
Total investment return based on net asset value(c)	(9.69)%	(10.11)%	10.92%	9.16%		12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$472,336	$683,989	$750,829	$420,484		$203,262
Ratio to average net assets of:
Expenses(d)	1.72%	1.64%	1.65%	1.70	%(e)	1.83%
Net investment income	2.37%	2.93%	1.99%	1.22	%(e)	.76	%(b)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 12.07	$ 13.97	$ 12.89	$ 11.98		$ 10.79

Income From Investment Operations
Net investment income(a)	.30	.49	.42	.27		.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	(1.72)	1.11	.95		1.25

Net increase (decrease) in net asset value from operations	(1.20)	(1.23)	1.53	1.22		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.52)	(.43)	(.27)		(.25)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.70)	(.67)	(.45)	(.31)		(.26)

Net asset value, end of period	$ 10.17	$ 12.07	$ 13.97	$ 12.89		$ 11.98

Total Return
Total investment return based on net asset value(c)	(8.79)%	(9.19)%	11.98%	10.31%		13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$85,434	$113,428	$112,984	$83,781		$53,679
Ratio to average net assets of:
Expenses(d)	.71%	.63%	.65%	.69	%(e)	.84%
Net investment income	3.35%	3.74%	3.01%	2.17	%(e)	1.69	%(b)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class R
	Year Ended August 31,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 12.02	$ 13.91	$ 12.85	$ 11.95		$ 10.77

Income From Investment Operations
Net investment income(a)	.23	.38	.29	.13	(b)	.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	(1.69)	1.14	1.00		1.20

Net increase (decrease) in net asset value from operations	(1.26)	(1.31)	1.43	1.13		1.38

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.43)	(.35)	(.19)		(.19)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.64)	(.58)	(.37)	(.23)		(.20)

Net asset value, end of period	$ 10.12	$ 12.02	$ 13.91	$ 12.85		$ 11.95

Total Return
Total investment return based on net asset value(c)	(9.37)%	(9.75)%	11.23%	9.53%		12.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,659	$21,129	$15,254	$3,651		$233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.33%	1.31%	1.33%	1.33	%(e)	1.40%
Expenses, before waivers/reimbursements(d)	1.33%	1.31%	1.33%	1.35	%(e)	1.42%
Net investment income	2.59%	2.99%	2.11%	1.07	%(b)(e)	1.57	%(b)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class K
	Year Ended August 31,					March 1, 2005(f) to August 31, 2005
	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.03	$ 13.92	$ 12.85	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(a)	.26	.47	.37	.19		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.49)	(1.73)	1.10	.97		.41

Net increase (decrease) in net asset value from operations	(1.23)	(1.26)	1.47	1.16		.45

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.48)	(.38)	(.23)		(.10)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		– 0	–

Total dividends and distributions	(.67)	(.63)	(.40)	(.27)		(.10)

Net asset value, end of period	$ 10.13	$ 12.03	$ 13.92	$ 12.85		$ 11.96

Total Return
Total investment return based on net asset value(c)	(9.12)%	(9.45)%	11.58%	9.85%		3.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,961	$14,144	$15,411	$7,194		$103
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	.94%	1.02%	1.05	%(e)	1.15	%(g)
Expenses, before waivers/reimbursements(d)	1.03%	.94%	1.02%	1.05	%(e)	1.37	%(g)
Net investment income	2.83%	3.57%	2.69%	1.55	%(e)	.88	%(b)(g)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class I
	Year Ended August 31,					March 1, 2005(f) to August 31, 2005
	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.04	$ 13.94	$ 12.86	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(a)	.28	.52	.43	.29		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.47)	(1.75)	1.09	.92		.37

Net increase (decrease) in net asset value from operations	(1.19)	(1.23)	1.52	1.21		.46

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.52)	(.42)	(.27)		(.11)
Distributions from net realized gain on investment transactions	(.39)	(.15)	(.02)	(.04)		– 0	–

Total dividends and distributions	(.70)	(.67)	(.44)	(.31)		(.11)

Net asset value, end of period	$ 10.15	$ 12.04	$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(c)	(8.73)%	(9.21)%	11.96%	10.26%		4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,728	$28,153	$21,371	$19,723		$10
Ratio to average net assets of:
Expenses(d)	.71%	.63%	.69%	.71	%(e)	.88	%(g)
Net investment income	3.18%	3.94%	3.09%	2.33	%(e)	1.49	%(g)
Portfolio turnover rate	9%	6%	3%	1%		59%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class A
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.09	$ 12.14	$ 11.66	$ 11.17	$ 10.62

Income From Investment Operations
Net investment income(a)	.31	.46	.37	.27	.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.94)	.52	.47	.64

Net increase (decrease) in net asset value from operations	(.40)	(.48)	.89	.74	.83

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.47)	(.38)	(.24)	(.25)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.55)	(.57)	(.41)	(.25)	(.28)

Net asset value, end of period	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.17

Total Return
Total investment return based on net asset value(c)	(3.01)%	(4.15)%	7.66%	6.71%	7.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$354,786	$444,466	$400,294	$268,341	$166,006
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	.96%	.98%	1.02	%(e)	1.20%
Expenses, before waivers/reimbursements(d)	1.00%	.96%	.98%	1.02	%(e)	1.21%
Net investment income	3.35%	3.88%	3.06%	2.42	%(e)	1.74	%(b)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class B
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.03	$ 12.08	$ 11.61	$ 11.13	$ 10.59

Income From Investment Operations
Net investment income(a)	.25	.37	.28	.19	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.72)	(.93)	.52	.47	.64

Net increase (decrease) in net asset value from operations	(.47)	(.56)	.80	.66	.75

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.39)	(.30)	(.17)	(.18)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.48)	(.49)	(.33)	(.18)	(.21)

Net asset value, end of period	$ 10.08	$ 11.03	$ 12.08	$ 11.61	$ 11.13

Total Return
Total investment return based on net asset value(c)	(3.75)%	(4.85)%	6.92%	5.94%	7.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,128	$185,022	$172,580	$124,623	$87,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.68%	1.70%	1.73	%(e)	1.90%
Expenses, before waivers/reimbursements(d)	1.73%	1.68%	1.70%	1.73	%(e)	1.93%
Net investment income	2.64%	3.17%	2.37%	1.72	%(e)	1.03	%(b)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class C
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.02	$ 12.07	$ 11.60	$ 11.12	$ 10.58

Income From Investment Operations
Net investment income(a)	.25	.38	.28	.19	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.94)	.52	.47	.64

Net increase (decrease) in net asset value from operations	(.46)	(.56)	.80	.66	.75

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.39)	(.30)	(.17)	(.18)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.48)	(.49)	(.33)	(.18)	(.21)

Net asset value, end of period	$ 10.08	$ 11.02	$ 12.07	$ 11.60	$ 11.12

Total Return
Total investment return based on net asset value(c)	(3.66)%	(4.85)%	6.93%	5.95%	7.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$183,559	$246,147	$230,707	$135,419	$81,802
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71%	1.67%	1.69%	1.72	%(e)	1.90%
Expenses, before waivers/reimbursements(d)	1.71%	1.67%	1.69%	1.72	%(e)	1.91%
Net investment income	2.65%	3.23%	2.34%	1.72	%(e)	1.05	%(b)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Advisor Class
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.11	$ 12.16	$ 11.67	$ 11.18	$ 10.63

Income From Investment Operations
Net investment income(a)	.32	.47	.43	.31	.23	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.91)	.50	.47	.63

Net increase (decrease) in net asset value from operations	(.38)	(.44)	.93	.78	.86

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.51)	(.41)	(.28)	(.28)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.58)	(.61)	(.44)	(.29)	(.31)

Net asset value, end of period	$ 10.15	$ 11.11	$ 12.16	$ 11.67	$ 11.18

Total Return
Total investment return based on net asset value(c)	(2.79)%	(3.86)%	8.05%	7.01%	8.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,458	$30,719	$25,415	$24,549	$19,741
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.66%	.68%	.72	%(e)	.90%
Expenses, before waivers/reimbursements(d)	.70%	.66%	.68%	.72	%(e)	.90%
Net investment income	3.43%	4.02%	3.53%	2.71	%(e)	2.12	%(b)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class R
Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.11	$ 12.16	$ 11.69	$ 11.18	$ 10.62

Income From Investment Operations
Net investment income(a)	.26	(b)	.41	.31	(b)	.16	(b)	.17	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.70)	(.93)	.53	.55	.64

Net increase (decrease) in net asset value from operations	(.44)	(.52)	.84	.71	.81

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.43)	(.34)	(.19)	(.22)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.52)	(.53)	(.37)	(.20)	(.25)

Net asset value, end of period	$ 10.15	$ 11.11	$ 12.16	$ 11.69	$ 11.18

Total Return
Total investment return based on net asset value(c)	(3.40)%	(4.52)%	7.26%	6.41%	7.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,756	$10,045	$9,774	$5,120	$888
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.35%	1.34%	1.36%	1.34	%(e)	1.40%
Expenses, before waivers/reimbursements(d)	1.35%	1.34%	1.38%	1.36	%(e)	1.54%
Net investment income	2.77	%(b)	3.53%	2.53	%(b)	1.53	%(b)(e)	1.46	%(b)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class K
Year Ended August 31,	March 1, 2005(f) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 11.09	$ 12.13	$ 11.66	$ 11.17	$ 10.98

Income From Investment Operations
Net investment income(a)	.27	.46	.42	.18	.06	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.68)	(.93)	.46	.56	.24

Net increase (decrease) in net asset value from operations	(.41)	(.47)	.88	.74	.30

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.47)	(.38)	(.24)	(.11)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	.00	(h)

Total dividends and distributions	(.55)	(.57)	(.41)	(.25)	(.11)

Net asset value, end of period	$ 10.13	$ 11.09	$ 12.13	$ 11.66	$ 11.17

Total Return
Total investment return based on net asset value(c)	(3.05)%	(4.08)%	7.57%	6.68%	2.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,730	$1,793	$1,780	$1,000	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.05%	.96%	1.06%	1.04	%(e)	1.15	%(g)
Expenses, before waivers/reimbursements(d)	1.05%	.96%	1.06%	1.04	%(e)	1.39	%(g)
Net investment income	2.74%	3.94%	3.42%	1.71	%(e)	1.22	%(b)(g)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Preservation Strategy
Class I
Year Ended August 31,	March 1, 2005(f) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 11.09	$ 12.14	$ 11.66	$ 11.16	$ 10.98

Income From Investment Operations
Net investment income(a)	.34	.50	.41	.30	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.71)	(.94)	.51	.49	.21

Net increase (decrease) in net asset value from operations	(.37)	(.44)	.92	.79	.31

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.51)	(.41)	(.28)	(.12)
Distributions from net realized gain on investment transactions	(.22)	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.58)	(.61)	(.44)	(.29)	(.13)

Net asset value, end of period	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.16

Total Return
Total investment return based on net asset value(c)	(2.72)%	(3.86)%	7.92%	7.11%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,728	$2,990	$2,158	$2,440	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.64%	.73%	.75	%(e)	.90	%(g)
Expenses, before waivers/reimbursements(d)	.72%	.64%	.73%	.75	%(e)	.95	%(g)
Net investment income	3.64%	4.22%	3.39%	2.81	%(e)	1.85	%(b)(g)
Portfolio turnover rate	13%	5%	3%	2%	81%

See footnote summary on page 69.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2009	2008	2007	2006
Wealth Appreciation Strategy	.04%	.04%	.04%	.07%
Balanced Wealth Strategy	.04%	.04%	.04%	.07%
Wealth Preservation Strategy	.04%	.04%	.04%	.06%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

(h)	Amount is less than $.005

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Portfolios

We have audited the accompanying statements of net assets of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy, each a series of AllianceBernstein Portfolios (the Funds) as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the year or period ended September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2009, by correspondence with the investee portfolios’ transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, and AllianceBernstein Wealth Preservation Strategy as of August 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2009

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following Strategies are designated as:

Strategy	Long-Term Capital Gain(a)	Qualified Dividend Income(b)	(for corporate shareholders) Dividends Received Deduction(c)	(for foreign shareholders) Qualified Short-Term Capital Gain(d)	(for foreign shareholders) Qualified Interest Income(e)
Wealth Appreciation	$94,805,803	$8,439,203	$4,496,675	$117	$283,601
Balanced Wealth	82,842,966	21,379,729	19,340,472	109	32,123,992
Wealth Preservation	16,155,301	3,482,913	3,119,261	49,109	17,166,389

(a)	Each Strategy designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b)	Each Strategy designates the maximum amount allowable, but not less than the amounts shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with section 854 of the Internal Revenue Code.

(c)	Each Strategy designates the maximum amount allowable but not less than the amounts shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

(d)	Each Strategy designates the maximum amount allowable but not less than the amounts shown above as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

(e)	Each Strategy designates the maximum amount allowable but not less than the amounts shown above as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

Long Term Capital Gain distributions made during the fiscal year ended August 31, 2009 are generally subject to the maximum tax rate of 15%. In addition, Qualified Dividend Income is generally subject to a maximum tax rate of 15%.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey (1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, ## Chairman of the Board 77 (1998)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1999)	Consultant. Formerly, President of Save Venice, Inc., (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Management of the Fund

NAME, ADDRESS*, AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, #, ## 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. She was formerly U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors); MEMC Electronic Materials, Inc.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the AllianceBernstein (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Dokyoung Lee 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Thomas J. Fontaine 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Seth J. Masters 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2003, Chief Investment Officer of Style Blend Strategies since prior to 2004.

Christopher H. Nikolich 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Patrick J. Rudden 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Management of the Fund

Information Regarding the Review and Approval of the Investment Advisory Agreement in Respect of Each Strategy

The disinterested trustees (the “trustees”) of The AllianceBernstein Portfolios (the “Trust”) unanimously approved the continuance of the Trust’s Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of each of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 4-6, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The trustees also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the trustees considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Strategy was not unreasonable.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index, in each case for the 1-, 3- and 5-year periods ended April 30, 2009 and (in the case of comparisons with the composite index) the since inception period. In the case of AllianceBernstein Wealth Appreciation Strategy, because of the limited number of funds in its Performance Group, comparative performance information was available for its Performance Universe only.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy was in the 4th quintile of the Performance Universe for the 1-, 3- and 5-year periods, and that the Strategy underperformed a composite index (70% Standard & Poor’s 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index (Net)) (the “Index”) in the 1-, 3- and 5-year and since inception periods (September 2003 inception). The trustees also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, and that in the year-to-date and

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

the 3-month periods the Strategy had outperformed the Index but underperformed the Lipper Global Multi-Cap Core Average. Based on their review, the trustees concluded that the Strategy’s relative performance was acceptable.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and that the Strategy lagged a composite index (60% Standard & Poor’s 500 Stock Index/40% Barclays Capital U.S. Aggregate Index) (the “Index”) in the 1-, 3- and 5-year and since inception periods (September 2003 inception). The trustees also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the year-to-date and the 3-month periods the Strategy had outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Index. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees noted that the Strategy was in the 2nd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1- and 3-year periods and 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and that the Strategy lagged a composite index (70% Barclays Capital U.S. Aggregate Index/30% Standard & Poor’s 500 Stock Index) (the “Index”) in the 1-, 3- and 5-year and since inception periods (September 2003 inception). The trustees noted that the Strategy’s Performance Group quintile for the 1-year period was higher than it had been at the trustees’ prior continuance review in 2008. The trustees also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares) and noted that, when May and June results were taken into consideration, relative investment performance had improved in 2009, and that in the year-to-date and 3-month periods, the Strategy had outperformed the Index but lagged the Lipper Mixed-Asset Target Allocation Conservative Funds Average. Based on their review, the trustees concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

The Adviser informed the trustees that there are no institutional products managed by it which have an investment style substantially similar to that of any of the Strategies. The trustees reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Strategies but which involve investments in securities of the same type that the Strategies invest in (i.e., equity and debt securities).

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Strategy and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Strategy. In the case of AllianceBernstein Wealth Appreciation Strategy, because of the small number of funds in the Lipper category for the Strategy, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Strategy’s Expense Group to include peers that had similar but not the same investment classification/objective. The Expense Universe for such Strategy had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Trust’s Senior Officer. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The trustees view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others. The trustees noted that it was likely that the expense ratios of some funds in each Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Wealth Appreciation Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The trustees noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The trustees noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style similar to that of the Strategy for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Balanced Wealth Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style similar to that of the Strategy for the same fee schedule as the Strategy. The trustees also noted that the Strategy’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein Wealth Preservation Strategy

The trustees noted that the Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The trustees noted that, in light of the Strategy’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Strategy’s fee rate. In response the Adviser informed the trustees that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The trustees noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The trustees also noted that the Strategy’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median and that the Strategy’s performance showed improvement since the prior continuance review in 2008. The trustees concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedules for the Strategies contain breakpoints and that, prior to the broad reduction in assets as a result of the steep market declines in 2008, AllianceBernstein Balanced Wealth Strategy’s net assets had been in excess of the first breakpoint level. The trustees also considered presentations by an independent consultant discussing economies of scale in

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Pages 85-188 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2009 financial statements. A copy of the Underlying Portfolios’ annual report is available upon request.

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.8% or less in the following countries: Belgium, Brazil, Czech Republic, Finland, Hong Kong, Israel, New Zealand, Norway, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2009 The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.6% or less into the following countries: Belgium, Denmark, Hong Kong, India, Mexico, Norway, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

SHORT DURATION BOND PORTFOLIO

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type and sector breakdown is expressed as a percentage of total investments and may vary over time.

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2009 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 21.8%
Capital Markets – 3.9%
Deutsche Bank AG	309,100	$20,888,978
The Goldman Sachs Group, Inc.	249,200	41,232,632
Morgan Stanley	673,900	19,516,144

		81,637,754

Commercial Banks – 4.5%
BB&T Corp.	550,800	15,389,352
U.S. Bancorp	1,296,100	29,317,782
Wells Fargo & Co.	1,798,200	49,486,464

		94,193,598

Consumer Finance – 0.3%
Capital One Financial Corp.	172,700	6,439,983

Diversified Financial Services – 4.7%
Bank of America Corp.	1,205,800	21,210,022
JP Morgan Chase & Co.	1,747,400	75,942,004

		97,152,026

Insurance – 8.4%
ACE Ltd.	354,700	18,508,246
Allstate Corp.	812,500	23,879,375
Everest Re Group Ltd.	65,500	5,522,305
Fidelity National Financial, Inc. – Class A	522,500	7,847,950
Genworth Financial, Inc. – Class A	945,500	9,984,480
Lincoln National Corp.	894,900	22,587,276
MetLife, Inc.	726,400	27,428,864
PartnerRe Ltd.	66,100	4,885,451
The Travelers Co., Inc.	452,700	22,825,134
Unum Group	715,800	16,126,974
XL Capital Ltd. – Class A	951,600	16,510,260

		176,106,315

		455,529,676

Energy – 16.4%
Energy Equipment & Services – 0.6%
ENSCO International, Inc.	318,000	11,734,200

Oil, Gas & Consumable Fuels – 15.8%
Apache Corp.	368,800	31,329,560
BP PLC (Sponsored ADR)	193,400	9,950,430
Chevron Corp.	545,100	38,124,294
Cimarex Energy Co.	117,081	4,570,842
ConocoPhillips	982,700	44,250,981
Devon Energy Corp.	552,500	33,912,450
EOG Resources, Inc.	329,700	23,738,400
Exxon Mobil Corp.	1,076,000	74,405,400

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc.	688,300	$13,531,978
Occidental Petroleum Corp.	421,300	30,797,030
Sunoco, Inc.	141,500	3,806,350
Valero Energy Corp.	1,220,280	22,868,047

		331,285,762

		343,019,962

Consumer Discretionary – 16.0%
Auto Components – 0.4%
The Goodyear Tire & Rubber Co.(a)	24,800	408,952
Magna International, Inc. – Class A	179,600	8,209,516

		8,618,468

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	134,100	11,423,979

Household Durables – 1.7%
Black & Decker Corp.	11,400	502,968
DR Horton, Inc.	686,400	9,204,624
NVR, Inc.(a)	24,600	16,611,150
Pulte Homes, Inc.	662,600	8,468,028

		34,786,770

Media – 8.3%
CBS Corp. – Class B	1,860,500	19,256,175
News Corp. – Class A	4,310,900	46,212,848
Time Warner Cable, Inc. – Class A	752,600	27,785,992
Time Warner, Inc.	1,463,333	40,841,624
Viacom, Inc. – Class B(a)	699,500	17,515,480
The Walt Disney Co.	830,600	21,628,824

		173,240,943

Multiline Retail – 1.0%
JC Penney Co., Inc.	312,300	9,381,492
Macy’s, Inc.	725,800	11,264,416

		20,645,908

Specialty Retail – 3.5%
AutoNation, Inc.(a)	536,700	10,186,566
Foot Locker, Inc.	540,900	5,765,994
Home Depot, Inc.	763,300	20,830,457
Limited Brands, Inc.	753,035	11,235,282
Lowe’s Cos, Inc.	1,174,400	25,249,600

		73,267,899

Textiles, Apparel & Luxury Goods – 0.6%
Jones Apparel Group, Inc.	864,600	13,479,114

		335,463,081

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.9%
Health Care Equipment & Supplies – 0.2%
Covidien PLC	95,000	$3,759,150

Health Care Providers & Services – 0.4%
Cardinal Health, Inc.	263,700	9,118,746

Pharmaceuticals – 8.3%
Eli Lilly & Co.	405,800	13,578,068
GlaxoSmithKline PLC (Sponsored ADR)	301,400	11,784,740
Merck & Co., Inc.	1,310,600	42,502,758
Pfizer, Inc.	4,445,400	74,238,180
Schering-Plough Corp.	1,078,900	30,403,402

		172,507,148

		185,385,044

Consumer Staples – 8.6%
Beverages – 1.3%
Coca-Cola Enterprises, Inc.	1,018,600	20,585,906
Constellation Brands, Inc. – Class A(a)	452,600	6,693,954

		27,279,860

Food Products – 3.7%
Archer-Daniels-Midland Co.	733,100	21,135,273
Bunge Ltd.	343,000	22,984,430
Kraft Foods, Inc. – Class A	663,400	18,807,390
Sara Lee Corp.	953,700	9,241,353
Smithfield Foods, Inc.(a)	330,700	4,057,689

		76,226,135

Household Products – 1.3%
Kimberly-Clark Corp.	70,300	4,250,338
Procter & Gamble Co.	436,300	23,608,193

		27,858,531

Tobacco – 2.3%
Altria Group, Inc.	1,798,700	32,880,236
Reynolds American, Inc.	325,600	14,883,176

		47,763,412

		179,127,938

Telecommunication Services – 8.2%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	3,344,400	87,121,620
Verizon Communications, Inc.	780,700	24,232,928

		111,354,548

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 2.9%
American Tower Corp. – Class A(a)	315,500	$9,985,575
Crown Castle International Corp.(a)	362,767	9,743,922
Sprint Nextel Corp.(a)	6,903,800	25,267,908
Vodafone Group PLC (Sponsored ADR)	717,800	15,590,616

		60,588,021

		171,942,569

Industrials – 8.1%
Aerospace & Defense – 1.3%
Northrop Grumman Corp.	454,100	22,164,621
Raytheon Co.	121,600	5,737,088

		27,901,709

Building Products – 0.6%
Masco Corp.	902,166	13,063,364

Electrical Equipment – 0.3%
Cooper Industries Ltd. – Class A	167,600	5,405,100

Industrial Conglomerates – 3.4%
3M Co.	98,900	7,130,690
General Electric Co.	3,994,300	55,520,770
Textron, Inc.	588,690	9,042,278

		71,693,738

Machinery – 2.2%
Caterpillar, Inc.	571,500	25,894,665
Ingersoll-Rand PLC	462,600	14,289,714
SPX Corp.	104,800	5,835,264

		46,019,643

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	581,300	5,766,496

		169,850,050

Information Technology – 6.8%
Communications Equipment – 2.1%
Motorola, Inc.	3,575,857	25,674,653
Nokia OYJ (Sponsored ADR) – Class A	1,294,900	18,141,549

		43,816,202

Computers & Peripherals – 1.7%
Dell, Inc.(a)	1,168,000	18,489,440
International Business Machines Corp.	66,800	7,885,740
Western Digital Corp.(a)	261,500	8,964,220

		35,339,400

Electronic Equipment, Instruments & Components – 2.4%
AU Optronics Corp. (Sponsored ADR)	1,491,440	14,705,599
Corning, Inc.	687,300	10,364,484

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tyco Electronics Ltd.	1,076,000	$24,554,320
Vishay Intertechnology, Inc.(a)	83,800	676,266

		50,300,669

Software – 0.6%
Symantec Corp.(a)	901,400	13,629,168

		143,085,439

Materials – 2.6%
Chemicals – 2.0%
E.I. Du Pont de Nemours & Co.	1,013,500	32,361,055
Eastman Chemical Co.	191,900	10,009,504

		42,370,559

Containers & Packaging – 0.3%
Sonoco Products Co.	210,400	5,457,776

Metals & Mining – 0.3%
AK Steel Holding Corp.	284,417	5,779,353

		53,607,688

Utilities – 1.0%
Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	982,400	5,835,456

Multi-Utilities – 0.7%
Alliant Energy Corp.	378,300	9,964,422
CMS Energy Corp.	277,400	3,719,934
NiSource, Inc.	164,300	2,170,403

		15,854,759

		21,690,215

Total Common Stocks (cost $2,101,821,224)		2,058,701,662

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $44,780,482)	44,780,482	44,780,482

Total Investments – 100.6% (cost $2,146,601,706)		2,103,482,144
Other assets less liabilities – (0.6)%		(12,018,453)

Net Assets – 100.0%		$2,091,463,691

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 31.7%
Communications Equipment – 6.5%
Cisco Systems, Inc.(a)	1,921,900	$41,513,040
QUALCOMM, Inc.	1,804,400	83,760,248
Research In Motion Ltd.(a)	136,300	9,958,078

		135,231,366

Computers & Peripherals – 11.7%
Apple, Inc.(a)	802,860	135,049,081
EMC Corp.(a)	1,584,600	25,195,140
Hewlett-Packard Co.	1,831,150	82,200,323

		242,444,544

Internet Software & Services – 6.3%
Google, Inc. – Class A(a)	284,490	131,340,499

IT Services – 1.2%
Visa, Inc. – Class A	356,300	25,332,930

Semiconductors & Semiconductor Equipment – 6.0%
Altera Corp.	1,074,100	20,633,461
Intel Corp.	4,036,400	82,019,648
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	2,059,529	22,036,960

		124,690,069

		659,039,408

Financials – 17.2%
Capital Markets – 8.5%
The Blackstone Group LP	2,391,000	30,819,990
Credit Suisse Group AG (Sponsored ADR)	313,500	15,954,015
Franklin Resources, Inc.	143,300	13,374,189
The Goldman Sachs Group, Inc.	671,600	111,122,936
Janus Capital Group, Inc.	408,700	5,198,664

		176,469,794

Diversified Financial Services – 8.1%
Bank of America Corp.	791,600	13,924,244
CME Group, Inc. – Class A	118,935	34,614,842
JP Morgan Chase & Co.	2,762,900	120,075,634

		168,614,720

Insurance – 0.6%
Principal Financial Group, Inc.	409,000	11,615,600

		356,700,114

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.2%
Biotechnology – 5.9%
Celgene Corp.(a)	706,800	$36,873,756
Gilead Sciences, Inc.(a)	1,889,050	85,120,593

		121,994,349

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	414,750	53,697,682
Baxter International, Inc.	364,900	20,770,108

		74,467,790

Health Care Providers & Services – 1.8%
Medco Health Solutions, Inc.(a)	691,000	38,157,020

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,176,300	60,579,450

		295,198,609

Energy – 9.6%
Energy Equipment & Services – 5.8%
Cameron International Corp.(a)	721,700	25,771,907
National Oilwell Varco, Inc.(a)	298,600	10,854,110
Schlumberger Ltd.	1,497,035	84,133,367

		120,759,384

Oil, Gas & Consumable Fuels – 3.8%
Apache Corp.	181,400	15,409,930
Occidental Petroleum Corp.	599,000	43,786,900
Petroleo Brasileiro SA (Sponsored ADR) (Ordinary Shares)	304,000	12,050,560
Petroleo Brasileiro SA (Sponsored ADR) (Preference Shares)	192,700	6,397,640

		77,645,030

		198,404,414

Consumer Discretionary – 8.7%
Auto Components – 0.9%
Johnson Controls, Inc.	774,400	19,181,888

Automobiles – 0.5%
Toyota Motor Corp. (Sponsored ADR)	120,900	10,299,471

Hotels, Restaurants & Leisure – 0.6%
McDonald’s Corp.	230,950	12,988,628

Internet & Catalog Retail – 0.5%
Amazon.Com, Inc.(a)	129,000	10,473,510

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 0.4%
The Walt Disney Co.	310,800	$8,093,232

Multiline Retail – 4.3%
Kohl’s Corp.(a)	1,086,900	56,073,171
Target Corp.	708,900	33,318,300

		89,391,471

Specialty Retail – 1.5%
Lowe’s Cos, Inc.	1,434,900	30,850,350

		181,278,550

Industrials – 7.9%
Aerospace & Defense – 0.6%
United Technologies Corp.	215,100	12,768,336

Air Freight & Logistics – 0.9%
FedEx Corp.	265,800	18,263,118

Construction & Engineering – 0.5%
Quanta Services, Inc.(a)	461,700	10,212,804

Electrical Equipment – 1.4%
Emerson Electric Co.	116,000	4,276,920
Vestas Wind Systems A/S (ADR)(a)	1,073,500	25,710,325

		29,987,245

Machinery – 3.4%
Danaher Corp.	573,200	34,798,972
Illinois Tool Works, Inc.	859,100	35,927,562

		70,726,534

Road & Rail – 1.1%
Union Pacific Corp.	375,800	22,476,598

		164,434,635

Consumer Staples – 5.5%
Beverages – 2.1%
Pepsico, Inc.	778,400	44,111,928

Food & Staples Retailing – 2.8%
Costco Wholesale Corp.	778,700	39,698,126
Wal-Mart Stores, Inc.	367,050	18,671,834

		58,369,960

Food Products – 0.4%
General Mills, Inc.	142,400	8,505,552

Household Products – 0.2%
Colgate-Palmolive Co.	57,200	4,158,440

		115,145,880

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.0%
Chemicals – 0.9%
Air Products & Chemicals, Inc.	249,600	$18,727,488

Metals & Mining – 4.1%
ArcelorMittal (New York)	854,350	30,440,491
Freeport-McMoRan Copper & Gold, Inc.	540,900	34,065,882
Rio Tinto PLC (Sponsored ADR)	134,300	20,837,988

		85,344,361

		104,071,849

Total Common Stocks (cost $1,796,338,662)		2,074,273,459

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,359,243)	3,359,243	3,359,243

Total Investments – 100.0% (cost $1,799,697,905)		2,077,632,702
Other assets less liabilities – 0.0%		234,711

Net Assets – 100.0%		$2,077,867,413

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Equity:Other – 49.6%
Diversified/Specialty – 44.3%
Alexandria Real Estate Equities, Inc.	96,806	$5,393,062
BioMed Realty Trust, Inc.	350,845	4,729,391
British Land Co. PLC	1,229,612	9,646,015
Canadian Real Estate Investment Trust	118,500	2,615,172
Canadian Real Estate Investment Trust	365,662	8,069,782
Dexus Property Group	9,179,142	5,769,347
Digital Realty Trust, Inc.	335,100	14,603,658
DuPont Fabros Technology, Inc.	443,559	5,801,752
Education Realty Trust, Inc.	553,100	3,235,635
Entertainment Properties Trust	274,400	8,605,184
Fonciere Des Regions	78,400	8,216,360
H&R Real Estate Investment Trust	395,900	4,929,086
Henderson Land Development Co. Ltd.	2,492,000	14,606,237
Jones Lang LaSalle, Inc.	143,300	6,717,904
Kenedix Realty Investment Corp. – Class A	502	1,878,595
Kerry Properties Ltd.	2,893,191	13,706,385
Land Securities Group PLC	1,907,269	19,045,354
Lend Lease Corp. Ltd.	2,547,255	20,316,737
Liberty Property Trust	70,800	2,320,116
Mitchells & Butlers PLC(a)	1,649,700	7,601,897
Mitsubishi Estate Co., Ltd.	859,000	14,207,004
Mitsui Fudosan Co., Ltd.	2,272,000	42,811,772
Morguard Real Estate Investment Trust	761,900	8,316,698
New World Development Co., Ltd.	10,229,338	20,639,973
Rayonier, Inc.	247,995	10,651,385
Savills PLC	1,384,400	8,111,443
Starwood Property Trust, Inc.(a)	309,700	6,128,963
Stockland	2,592,660	8,250,737
Sumitomo Realty & Development	999,000	20,976,787
Sun Hung Kai Properties Ltd.	3,706,600	50,011,747
Swire Pacific Ltd.	462,500	4,826,931
Telecity Group PLC(a)	1,123,425	6,200,156
Unibail-Rodamco	293,518	58,182,205
Vornado Realty Trust	123,074	7,079,216
Wereldhave NV	60,700	5,961,379

		440,164,065

Health Care – 4.3%
HCP, Inc.	371,115	10,569,356
Health Care REIT, Inc.	221,900	9,477,349
Nationwide Health Properties, Inc.	255,082	8,132,014
Omega Healthcare Investors, Inc.	27,300	461,643
Ventas, Inc.	350,810	13,755,260

		42,395,622

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 1.0%
National Retail Properties, Inc.	245,300	$5,033,556
Realty Income Corp.	210,800	5,385,940

		10,419,496

		492,979,183

Retail – 22.6%
Regional Mall – 10.6%
CBL & Associates Properties, Inc.	1,029,637	9,647,699
Multiplan Empreendimentos Imobiliarios SA	1,176,600	15,919,404
Simon Property Group, Inc.	488,050	31,049,741
Taubman Centers, Inc.	257,688	8,160,979
Westfield Group	3,826,716	40,860,143

		105,637,966

Shopping Center/Other Retail – 12.0%
BR Malls Participacoes SA(a)	330,200	3,363,846
CapitaMall Trust	4,856,420	5,498,932
Citycon Oyj	1,265,142	4,518,955
Corio NV	89,100	5,457,067
Developers Diversified Realty Corp.	1,310,541	10,274,641
Eurocommercial Properties NV	142,900	5,684,256
First Capital Realty, Inc.	219,600	3,837,358
Kite Realty Group Trust	1,228,041	4,470,069
Klepierre	611,429	23,044,622
The Link REIT	2,299,500	5,068,558
Macquarie CountryWide Trust	3,711,064	1,975,234
Mercialys SA	159,226	5,848,660
Primaris Retail Real Estate Investment Trust	923,299	11,731,527
Regency Centers Corp.	148,700	4,988,885
RioCan Real Estate Investment Trust(b)	132,100	2,033,236
RioCan Real Estate Investment Trust (Toronto)	353,289	5,437,698
Tanger Factory Outlet Centers	203,600	7,659,432
Weingarten Realty Investors	432,796	8,595,329

		119,488,305

		225,126,271

Office – 11.3%
Office – 11.3%
Brandywine Realty Trust	949,785	10,077,219
Brookfield Properties Corp. (New York)	496,256	5,443,928
Cominar Real Estate Investment Trust	466,189	7,703,456
Corporate Office Properties Trust	402,842	14,848,756
Duke Realty Corp.	503,450	5,799,744
Government Properties Income Trust(a)	246,500	5,257,845
Hongkong Land Holdings Ltd.	2,443,000	9,933,216
ING Office Fund	11,113,700	5,105,061
Japan Real Estate Investment Corp. – Class A	696	5,672,232

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Kilroy Realty Corp.	38,409	$1,064,313
Mack-Cali Realty Corp.	310,290	9,938,589
Nomura Real Estate Office Fund, Inc. – Class A	1,408	9,750,359
NTT Urban Development Corp.	13,468	13,291,496
Orix JREIT, Inc. – Class A	1,076	5,594,507
Societe Immobiliere de Location pour l’Industrie et le Commerce	23,300	2,819,803

		112,300,524

Residential – 9.6%
Multi-Family – 8.4%
Agile Property Holdings Ltd.	8,204,000	9,253,585
China Overseas Land & Investment Ltd.	3,800,000	7,657,337
China Vanke Co. Ltd. – Class B	4,559,100	5,293,787
Equity Residential	102,784	2,807,031
GAGFAH SA	677,600	6,125,934
Home Properties, Inc.	139,200	5,285,424
Mid-America Apartment Communities, Inc.	192,100	8,410,138
MRV Engenharia e Participacoes SA	425,900	7,714,876
NVR, Inc.(a)	10,800	7,292,700
Sino-Ocean Land Holdings Ltd.	6,837,000	6,232,745
UDR, Inc.	360,700	4,613,353
Yanlord Land Group Ltd.	7,927,000	12,638,568

		83,325,478

Self Storage – 1.2%
Extra Space Storage, Inc.	547,000	5,415,300
Public Storage	90,600	6,391,830

		11,807,130

		95,132,608

Lodging – 2.7%
Lodging – 2.7%
DiamondRock Hospitality Co.	681,480	4,668,138
Hospitality Properties Trust	309,200	5,633,624
Host Hotels & Resorts, Inc.	509,957	5,084,271
LaSalle Hotel Properties	318,678	5,274,121
Sunstone Hotel Investors, Inc.	949,241	5,942,249

		26,602,403

Industrials – 2.1%
Industrial Warehouse Distribution – 2.1%
Ascendas Real Estate Investment Trust	9,858,000	11,299,145
First Potomac Realty Trust	251,631	2,689,935
ProLogis	674,317	7,498,405

		21,487,485

Total Common Stocks (cost $872,498,596)		973,628,474

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $27,112,464)	27,112,464	$27,112,464

Total Investments – 100.6% (cost $899,611,060)		1,000,740,938
Other assets less liabilities – (0.6)%		(6,203,907)

Net Assets – 100.0%		$994,537,031

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/15/09	33,298	$26,405,647	$28,048,610	$1,642,963
British Pound settling 9/01/09	1,500	2,433,750	2,441,927	8,177
British Pound settling 10/15/09	15,974	26,179,629	26,002,843	(176,786)
British Pound settling 10/15/09	2,288	3,700,154	3,724,459	24,305
British Pound settling 10/15/09	8,742	14,624,929	14,230,428	(394,501)
Canadian Dollar settling 10/15/09	33,305	30,734,944	30,425,094	(309,850)
Japanese Yen settling 10/15/09	2,095,049	22,080,574	22,521,973	441,399
New Zealand Dollar settling 10/15/09	40,035	25,262,085	27,398,689	2,136,604
Norwegian Krone settling 10/15/09	125,451	19,280,873	20,821,409	1,540,536
Norwegian Krone settling 10/15/09	48,538	7,935,584	8,055,971	120,387
Sale Contracts:
Canadian Dollar settling 10/15/09	38,852	33,545,156	35,492,441	(1,947,285)
Euro settling 10/15/09	7,773	10,872,251	11,143,658	(271,407)
Euro settling 10/15/09	12,239	17,397,248	17,546,279	(149,031)
Euro settling 10/15/09	10,439	14,810,436	14,965,734	(155,298)
Japanese Yen settling 10/15/09	1,608,706	16,550,814	17,293,740	(742,926)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $2,033,236 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 28.4%
Capital Markets – 2.1%
Deutsche Bank AG	249,600	$16,952,110
Macquarie Group Ltd.	154,000	6,611,090

		23,563,200

Commercial Banks – 18.1%
ABSA Group Ltd.	187,500	3,054,134
Australia & New Zealand Banking Group Ltd.	881,700	15,839,576
Banco do Brasil SA	762,700	10,586,423
Banco Santander Central Hispano SA	733,600	11,293,872
Barclays PLC(a)	1,972,000	12,071,079
BNP Paribas SA	251,700	20,295,005
Commonwealth Bank of Australia	47,900	1,854,443
Credit Agricole SA	981,592	18,235,763
Intesa Sanpaolo SpA(a)	3,062,200	13,306,080
KB Financial Group, Inc.(a)	306,062	12,566,339
Lloyds Banking Group PLC(a)	7,484,410	13,401,706
National Australia Bank Ltd.	651,400	15,673,502
National Bank of Canada	90,400	5,074,291
Societe Generale – Class A	252,876	20,439,845
Standard Bank Group Ltd.	557,100	7,191,889
Sumitomo Mitsui Financial Group, Inc.	248,100	10,659,885
Turkiye Garanti Bankasi AS(a)	2,280,300	8,439,863
UniCredito Italiano SpA(a)	1,147,300	4,167,636

		204,151,331

Consumer Finance – 0.8%
ORIX Corp.	123,340	9,450,959

Insurance – 5.6%
Allianz SE	157,100	18,202,304
Aviva PLC	1,855,395	12,150,327
Fairfax Financial Holdings Ltd.	21,800	7,411,303
Muenchener Rueckversicherungs AG (MunichRe)	111,300	16,630,938
Old Mutual PLC	3,571,900	5,415,920
Sun Life Financial, Inc.	112,900	3,341,366

		63,152,158

Real Estate Management & Development – 1.8%
Lend Lease Corp. Ltd.	453,200	3,614,693
Mitsui Fudosan Co., Ltd.	245,000	4,616,586
New World Development Co., Ltd.	3,755,000	7,576,551
Sumitomo Realty & Development	226,000	4,745,500

		20,553,330

		320,870,978

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 12.5%
Diversified Telecommunication Services – 9.4%
BCE, Inc.	181,000	$4,447,499
Bezeq Israeli Telecommunication Corp. Ltd.	1,443,100	3,015,494
BT Group PLC	3,002,590	6,814,195
Deutsche Telekom AG	1,026,500	13,667,761
France Telecom SA	521,200	13,255,185
Nippon Telegraph & Telephone Corp.	351,000	15,625,799
Telecom Corp. of New Zealand Ltd.	2,473,600	4,524,099
Telecom Italia SpA (ordinary shares)	6,603,400	10,701,409
Telecom Italia SpA (savings shares)	4,931,400	5,602,515
Telefonica SA	872,000	22,048,495
TELUS Corp. – Class A	191,400	5,673,378

		105,375,829

Wireless Telecommunication Services – 3.1%
KDDI Corp.	1,415	8,044,004
Vodafone Group PLC	12,642,937	27,357,070

		35,401,074

		140,776,903

Energy – 12.0%
Oil, Gas & Consumable Fuels – 12.0%
BP PLC	3,528,800	30,243,945
ENI SpA	621,800	14,774,298
LUKOIL (OTC US) (Sponsored ADR)	310,350	15,703,710
Nexen, Inc.	133,900	2,629,687
Nippon Mining Holdings, Inc.	1,416,000	7,042,379
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,067,752	29,614,805
StatoilHydro ASA	648,900	14,192,753
Suncor Energy, Inc.	327,548	10,020,171
Total SA	202,500	11,619,388

		135,841,136

Health Care – 8.6%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	2,771,213

Pharmaceuticals – 8.3%
AstraZeneca PLC	373,800	17,346,075
Bayer AG	256,500	15,773,578
GlaxoSmithKline PLC	1,240,800	24,230,084
Novartis AG	375,110	17,425,028
Sanofi-Aventis	283,319	19,290,518

		94,065,283

		96,836,496

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 8.0%
Communications Equipment – 2.2%
Nokia OYJ	895,000	$12,563,840
Telefonaktiebolaget LM Ericsson – Class B	1,266,000	12,148,114

		24,711,954

Computers & Peripherals – 3.2%
Compal Electronics, Inc. (GDR)(a)(b)	2,201,301	11,101,380
Fujitsu Ltd.	1,523,000	10,226,216
Toshiba Corp.	2,965,000	15,221,464

		36,549,060

Electronic Equipment, Instruments & Components – 0.7%
AU Optronics Corp.	4,215,790	4,198,620
Hitachi High-Technologies Corp.	159,600	3,204,924

		7,403,544

Office Electronics – 0.3%
Canon, Inc.	78,700	3,008,439

Semiconductors & Semiconductor Equipment – 1.6%
Samsung Electronics (Preference Shares)	11,500	4,521,551
Samsung Electronics Co. Ltd.	22,330	13,769,215

		18,290,766

		89,963,763

Utilities – 7.2%
Electric Utilities – 4.2%
CEZ	44,200	2,313,024
E.ON AG	453,100	19,198,627
Electricite de France	154,900	8,133,105
Enel SpA	2,427,400	14,345,485
The Tokyo Electric Power Co., Inc.	141,700	3,691,108

		47,681,349

Independent Power Producers & Energy Traders – 0.3%
Drax Group PLC	435,300	3,382,710

Multi-Utilities – 2.7%
Centrica PLC	3,602,200	14,721,632
RWE AG	166,750	15,462,122

		30,183,754

		81,247,813

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.0%
Automobiles – 2.4%
Nissan Motor Co. Ltd.	2,134,900	$14,895,937
Renault SA(a)	269,800	12,173,811

		27,069,748

Hotels, Restaurants & Leisure – 1.1%
TABCORP Holdings Ltd.	712,900	4,038,273
Thomas Cook Group PLC	974,200	3,646,551
TUI Travel PLC	1,205,700	4,695,081

		12,379,905

Household Durables – 1.7%
Electrolux AB Series B(a)	185,500	3,856,039
Sharp Corp.	744,000	8,588,202
Sony Corp.	258,300	6,930,701

		19,374,942

Media – 1.6%
Fairfax Media Ltd.	1,911,500	2,372,817
Lagardere SCA	174,400	7,525,808
WPP PLC	973,400	8,135,482

		18,034,107

Textiles, Apparel & Luxury Goods – 0.2%
Yue Yuen Industrial Holdings Ltd.	1,049,000	2,737,328

		79,596,030

Industrials – 6.4%
Aerospace & Defense – 0.2%
Rolls-Royce Group PLC	393,100	2,878,887

Air Freight & Logistics – 0.8%
Deutsche Post AG	506,100	8,749,812

Airlines – 0.9%
Deutsche Lufthansa AG	273,800	4,405,445
Qantas Airways Ltd.	2,703,029	5,761,188

		10,166,633

Industrial Conglomerates – 0.7%
Bidvest Group Ltd.	536,453	7,789,607

Machinery – 0.8%
Vallourec	56,104	8,549,536

Professional Services – 0.8%
Adecco SA	61,700	2,971,379
Randstad Holding NV(a)	158,100	6,550,610

		9,521,989

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
East Japan Railway Co.	61,400	$4,009,728

Trading Companies & Distributors – 1.5%
Mitsui & Co. Ltd.	482,000	6,267,927
Wolseley PLC(a)	438,400	10,258,981

		16,526,908

Transportation Infrastructure – 0.3%
Macquarie Infrastructure Group	3,219,500	3,613,878

		71,806,978

Consumer Staples – 4.3%
Food & Staples Retailing – 3.6%
Aeon Co. Ltd.	685,700	7,257,843
Casino Guichard Perrachon SA	91,600	6,950,679
Delhaize Group	118,100	7,919,980
Koninklijke Ahold NV	902,940	10,603,828
Metro AG	133,200	7,226,375

		39,958,705

Food Products – 0.7%
Associated British Foods PLC	634,800	8,230,406

		48,189,111

Materials – 3.9%
Chemicals – 1.9%
BASF SE	342,900	17,920,284
Mitsubishi Chemical Holdings Corp.	884,500	4,015,117

		21,935,401

Containers & Packaging – 0.3%
Amcor Ltd.	644,900	3,138,062

Metals & Mining – 0.9%
BHP Billiton Ltd.	197,700	6,149,134
MMC Norilsk Nickel (ADR)(a)	358,420	3,978,462

		10,127,596

Paper & Forest Products – 0.8%
Svenska Cellulosa AB-Class B	643,200	8,407,855

		43,608,914

Total Common Stocks (cost $1,128,870,001)		1,108,738,122

RIGHTS – 0.0%
Materials – 0.0%
Containers & Packaging – 0.0%
Amcor Ltd.(a)	286,622	356,112

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(a)	453,498	$0

Total Rights (cost $0)		356,112

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $1,857,982)	1,857,982	1,857,982

Total Investments – 98.5% (cost $1,130,727,983)		1,110,952,216
Other assets less liabilities – 1.5%		16,399,628

Net Assets – 100.0%		$1,127,351,844

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	110	September 2009	$8,163,154	$8,807,786	$644,632

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 11/16/09	127,613	$106,052,784	$107,202,975	$1,150,191
British Pound settling 11/16/09	3,815	6,289,981	6,210,135	(79,846)
New Zealand Dollar settling 11/16/09	74,478	48,535,823	50,868,721	2,332,898
Norwegian Krone settling 11/16/09	145,131	23,941,109	24,061,687	120,578
Norwegian Krone settling 11/16/09	139,856	23,330,720	23,187,130	(143,590)
Swedish Krona settling 11/16/09	37,285	5,077,971	5,239,496	161,525
Swedish Krona settling 11/16/09	26,394	3,689,095	3,709,031	19,936
Swedish Krona settling 11/16/09	62,578	8,728,972	8,793,808	64,836
Swedish Krona settling 11/16/09	197,598	27,562,840	27,767,569	204,729
Swedish Krona settling 11/16/09	265,354	37,550,979	37,289,018	(261,961)

Sale Contracts:
British Pound settling 11/16/09	19,456	32,547,553	31,670,878	876,675
Canadian Dollar settling 11/16/09	41,905	38,670,235	38,280,967	389,268
Euro settling 11/16/09	51,434	73,143,777	73,736,053	(592,276)
Euro settling 11/16/09	43,480	62,194,662	62,333,157	(138,495)

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Euro settling 11/16/09	7,341	$10,528,022	$10,524,097	$3,925
Japanese Yen settling 11/16/09	734,134	7,839,376	7,893,670	(54,294)
Japanese Yen settling 11/16/09	3,976,704	40,928,593	42,758,935	(1,830,342)
Japanese Yen settling 11/16/09	506,094	5,314,495	5,441,703	(127,208)
Swedish Krona settling 11/16/09	261,277	36,394,623	36,716,096	(321,473)
Swiss Franc settling 11/16/09	3,005	2,843,813	2,839,821	3,992

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the market value of this security amounted to $11,101,380 or 1.0% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 23.6%
Capital Markets – 8.4%
Credit Suisse Group AG	685,406	$34,968,694
Julius Baer Holding AG	428,019	21,826,510
Macquarie Group Ltd.	411,300	17,656,763
Man Group PLC	3,724,981	16,135,761

		90,587,728

Commercial Banks – 12.9%
Banco Santander Central Hispano SA	1,465,278	22,558,154
Barclays PLC(a)	2,668,100	16,332,072
BNP Paribas	179,732	14,492,101
ICICI Bank Ltd.	594,960	9,158,942
Industrial & Commercial Bank of China Ltd. – Class H	29,832,000	20,365,920
Itau Unibanco Holding SA (ADR)	1,040,380	17,426,365
Standard Chartered PLC	1,480,042	33,406,805
Westpac Banking Corp.	272,300	5,592,799

		139,333,158

Diversified Financial Services – 1.1%
Hong Kong Exchanges and Clearing Ltd.	687,400	11,958,686

Insurance – 0.6%
QBE Insurance Group Ltd.	305,302	5,899,933

Real Estate Management & Development – 0.6%
Sun Hung Kai Properties Ltd.	482,000	6,503,443

		254,282,948

Materials – 11.2%
Chemicals – 1.1%
Syngenta AG	49,082	11,536,458

Construction Materials – 0.4%
Anhui Conch Cement Co. Ltd. – Class H	726,000	4,630,889

Metals & Mining – 9.7%
ArcelorMittal (Euronext Amsterdam)	684,208	24,470,140
Barrick Gold Corp.	231,316	7,982,753
BHP Billiton PLC	677,560	17,649,111
Gerdau SA	468,400	5,482,519
Impala Platinum Holdings Ltd.	216,300	5,055,952
Rio Tinto PLC	219,600	8,506,999
Sumitomo Metal Mining Co., Ltd.	638,000	9,816,331
Vale SA (Sponsored ADR) – Class B	782,800	15,037,588
Xstrata PLC	763,440	10,128,833

		104,130,226

		120,297,573

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.1%
Beverages – 1.8%
Anheuser-Busch InBev NV	456,227	$19,725,688

Food & Staples Retailing – 1.5%
Tesco PLC	2,614,280	15,913,742

Food Products – 3.0%
Nestle SA	378,968	15,777,596
Unilever NV	580,400	16,261,501

		32,039,097

Household Products – 1.1%
Reckitt Benckiser Group PLC	264,344	12,222,609

Personal Products – 0.6%
L’Oreal SA	68,910	6,802,607

Tobacco – 2.1%
British American Tobacco PLC	723,560	21,985,578

		108,689,321

Industrials – 9.9%
Aerospace & Defense – 1.0%
BAE Systems PLC	2,166,925	10,947,742

Construction & Engineering – 0.5%
China Railway Construction Corp. Ltd. – Class H	3,747,500	5,499,275

Electrical Equipment – 2.2%
Gamesa Corp. Tecnologica SA	564,250	12,386,036
Vestas Wind Systems A/S(a)	165,005	11,840,998

		24,227,034

Machinery – 2.0%
Atlas Copco AB – Class A	485,473	6,130,880
MAN AG	85,359	6,543,785
NGK Insulators Ltd.	360,000	8,376,865

		21,051,530

Marine – 0.4%
Mitsui OSK Lines Ltd.	695,000	4,432,272

Road & Rail – 1.0%
Canadian National Railway Co.	229,100	11,074,649

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 2.8%
Mitsubishi Corp.	812,700	$16,428,648
Mitsui & Co. Ltd.	1,018,600	13,245,872

		29,674,520

		106,907,022

Consumer Discretionary – 9.5%
Auto Components – 1.2%
Denso Corp.	452,800	13,177,395

Automobiles – 2.5%
Bayerische Motoren Werke (BMW) AG	348,945	15,926,497
Honda Motor Co. Ltd.	338,400	10,610,717

		26,537,214

Distributors – 0.3%
Li & Fung Ltd.	870,000	2,920,283

Hotels, Restaurants & Leisure – 1.5%
Carnival PLC	537,578	16,398,750

Household Durables – 0.6%
LG Electronics, Inc.	56,700	6,484,227

Media – 1.7%
British Sky Broadcasting Group PLC	843,315	7,453,721
SES SA (FDR)	560,718	11,008,069

		18,461,790

Multiline Retail – 0.9%
Next PLC	365,213	9,687,419

Specialty Retail – 0.8%
Kingfisher PLC	2,692,115	9,223,306

		102,890,384

Energy – 9.5%
Energy Equipment & Services – 2.5%
Saipem SpA	581,800	15,639,555
Tenaris SA	786,749	11,532,505

		27,172,060

Oil, Gas & Consumable Fuels – 7.0%
BG Group PLC	1,598,224	26,222,286
CNOOC Ltd.	8,130,000	10,580,611
Petroleo Brasileiro SA (Sponsored ADR)	447,500	17,738,900
StatoilHydro ASA	305,991	6,692,641
Suncor Energy, Inc.	269,600	8,247,457
Tullow Oil PLC	320,180	5,575,711

		75,057,606

		102,229,666

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 8.6%
Pharmaceuticals – 8.6%
AstraZeneca PLC	222,900	$10,343,607
Novo Nordisk A/S – Class B	159,396	9,724,599
Roche Holding AG	143,111	22,794,094
Sanofi-Aventis	300,647	20,470,341
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	566,800	29,190,200

		92,522,841

Information Technology – 7.7%
Communications Equipment – 0.7%
Research In Motion Ltd.(a)	98,300	7,181,798

Electronic Equipment, Instruments & Components – 3.0%
FUJIFILM Holdings Corp.	391,500	11,651,736
HON HAI Precision Industry Co., Ltd. (FOXCONN)	2,241,350	7,546,443
Keyence Corp.	25,300	5,338,917
Nippon Electric Glass Co. Ltd.	806,000	8,361,410

		32,898,506

Internet Software & Services – 1.1%
Tencent Holdings Ltd.	791,600	11,810,830

Semiconductors & Semiconductor Equipment – 2.2%
ASML Holding NV	466,500	12,828,088
Samsung Electronics Co. Ltd.	17,310	10,673,763

		23,501,851

Software – 0.7%
SAP AG	163,000	7,958,900

		83,351,885

Telecommunication Services – 3.9%
Diversified Telecommunication Services – 2.5%
Telefonica SA	1,049,549	26,537,816

Wireless Telecommunication Services – 1.4%
America Movil SAB de CV Series L (ADR)	196,800	8,885,520
MTN Group Ltd.	391,377	6,417,067

		15,302,587

		41,840,403

Utilities – 2.0%
Electric Utilities – 0.8%
E.ON AG	194,300	8,232,826

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.2%
Centrica PLC	2,181,251	$8,914,434
National Grid PLC	475,764	4,567,489

		13,481,923

		21,714,749

Total Common Stocks (cost $937,468,275)		1,034,726,792

WARRANTS – 0.7%
Information Technology – 0.7%
Semiconductors & Semiconductor Equipment – 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 2/01/12(a) (cost $5,318,474)	4,035,935	7,224,324

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $13,998,860)	13,998,860	13,998,860

Total Investments – 98.0% (cost $956,785,609)		1,055,949,976
Other assets less liabilities – 2.0%		21,831,246

Net Assets – 100.0%		$1,077,781,222

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 9/15/09	47,699	$36,186,846	$40,274,833	$4,087,987
Australian Dollar settling 9/15/09	12,221	9,196,914	10,318,848	1,121,934
Australian Dollar settling 9/15/09	25,272	19,684,361	21,338,510	1,654,149
Australian Dollar settling 9/15/09	12,153	9,749,379	10,261,432	512,053
Australian Dollar settling 9/15/09	21,700	17,195,080	18,322,478	1,127,398
British Pound settling 9/15/09	4,487	7,368,103	7,304,384	(63,719)
British Pound settling 9/15/09	4,395	7,149,478	7,154,617	5,139
British Pound settling 9/15/09	6,929	11,382,892	11,279,714	(103,178)
British Pound settling 9/15/09	6,378	10,796,041	10,382,742	(413,299)
Euro settling 9/15/09	9,789	13,869,838	14,033,715	163,877
Euro settling 9/15/09	38,003	53,930,437	54,481,896	551,459
Euro settling 9/15/09	46,066	64,405,335	66,041,182	1,635,847
Japanese Yen settling 9/15/09	1,113,042	11,690,390	11,962,821	272,431

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar settling 9/15/09	30,368	$19,149,757	$20,822,385	$1,672,628
Norwegian Krone settling 9/15/09	188,258	29,516,776	31,272,877	1,756,101
Norwegian Krone settling 9/15/09	68,087	10,617,856	11,310,417	692,561
Norwegian Krone settling 12/15/09	32,323	5,187,450	5,352,550	165,100
Swedish Krona settling 9/15/09	27,031	3,448,931	3,797,500	348,569
Swedish Krona settling 9/15/09	74,894	10,196,596	10,521,623	325,027
Swedish Krona settling 12/15/09	65,203	9,245,164	9,163,568	(81,596)

Sale Contracts:
British Pound settling 9/15/09	118,763	193,228,589	193,334,201	(105,612)
British Pound settling 12/15/09	4,700	7,686,662	7,650,671	35,991
Canadian Dollar settling 9/15/09	8,463	7,224,072	7,730,829	(506,757)
Canadian Dollar settling 9/15/09	3,092	2,720,035	2,824,497	(104,462)
Canadian Dollar settling 9/15/09	6,820	6,175,299	6,229,972	(54,673)
Canadian Dollar settling 9/15/09	6,125	5,286,598	5,595,099	(308,501)
Canadian Dollar settling 9/15/09	11,430	10,730,681	10,441,140	289,541
Euro settling 9/15/09	5,362	7,533,771	7,687,075	(153,304)
Euro settling 9/15/09	3,501	4,939,316	5,019,107	(79,791)
Japanese Yen settling 9/15/09	522,835	5,434,310	5,619,358	(185,048)
Japanese Yen settling 9/15/09	1,058,978	10,793,452	11,381,748	(588,296)
Japanese Yen settling 9/15/09	1,224,253	12,926,606	13,158,101	(231,495)
New Zealand Dollar settling 9/15/09	6,069	3,831,238	4,161,323	(330,085)
Norwegian Krone settling 9/15/09	15,389	2,394,430	2,556,377	(161,947)
Swedish Krona settling 9/15/09	101,925	13,206,997	14,319,123	(1,112,126)
Swiss Franc settling 9/15/09	3,715	3,381,730	3,508,731	(127,001)
Swiss Franc settling 9/15/09	49,228	45,547,742	46,494,700	(946,958)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

FDR	– Fiduciary Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 20.6%
Commercial Banks – 3.6%
Associated Banc-Corp.	499,700	$5,181,889
City National Corp./CA	74,700	2,950,650
Comerica, Inc.	120,200	3,205,734
Trustmark Corp.	54,101	1,029,542
Webster Financial Corp.	303,500	3,966,745
Whitney Holding Corp.	395,900	3,567,059

		19,901,619

Insurance – 8.5%
Arch Capital Group Ltd.(a)	54,000	3,508,380
Aspen Insurance Holdings Ltd.	281,500	7,150,100
Endurance Specialty Holdings Ltd.	97,300	3,353,931
Fidelity National Financial, Inc. – Class A	305,000	4,581,100
PartnerRe Ltd.	45,500	3,362,905
Platinum Underwriters Holdings, Ltd.	192,100	6,963,625
Reinsurance Group of America, Inc. – Class A	118,500	5,101,425
StanCorp Financial Group, Inc.	185,000	7,002,250
Unum Group	279,600	6,299,388

		47,323,104

Real Estate Investment Trusts (REITs) – 4.3%
Brandywine Realty Trust	408,100	4,329,941
Digital Realty Trust, Inc.	124,500	5,425,710
Home Properties, Inc.	82,613	3,136,816
Mid-America Apartment Communities, Inc.	87,600	3,835,128
Sunstone Hotel Investors, Inc.	299,301	1,873,624
Tanger Factory Outlet Centers	138,100	5,195,322

		23,796,541

Real Estate Management & Development – 1.4%
Brookfield Properties Corp. (New York)	378,900	4,156,533
Jones Lang LaSalle, Inc.	78,600	3,684,768

		7,841,301

Thrifts & Mortgage Finance – 2.8%
Astoria Financial Corp.	299,642	3,086,313
First Niagara Financial Group, Inc.	376,168	4,920,277
Provident Financial Services, Inc.	129,600	1,428,192
Washington Federal, Inc.	393,550	5,840,282

		15,275,064

		114,137,629

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 16.0%
Airlines – 0.9%
Alaska Air Group, Inc.(a)	111,700	$2,818,191
Skywest, Inc.	150,300	2,322,135

		5,140,326

Building Products – 0.6%
Masco Corp.	201,700	2,920,616
Quanex Building Products Corp.	42,652	574,522

		3,495,138

Commercial Services & Supplies – 1.4%
United Stationers, Inc.(a)	162,700	7,433,763

Electrical Equipment – 5.0%
Acuity Brands, Inc.	88,100	2,828,891
AO Smith Corp.	131,500	5,003,575
Cooper Industries Ltd. – Class A	83,900	2,705,775
EnerSys(a)	298,600	5,939,154
Regal-Beloit Corp.	132,200	6,009,812
Thomas & Betts Corp.(a)	180,450	4,996,661

		27,483,868

Machinery – 4.8%
Briggs & Stratton Corp.	357,300	6,302,772
Gardner Denver, Inc.(a)	183,000	5,942,010
Mueller Industries, Inc.	245,000	5,926,550
Terex Corp.(a)	501,900	8,271,312

		26,442,644

Professional Services – 0.9%
Kelly Services, Inc. – Class A	403,200	4,628,736

Road & Rail – 1.3%
Con-way, Inc.	71,300	2,977,488
Hertz Global Holdings, Inc.(a)	442,900	4,393,568

		7,371,056

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	261,500	6,283,845

		88,279,376

Information Technology – 15.5%
Communications Equipment – 1.0%
CommScope, Inc.(a)	214,900	5,793,704

Computers & Peripherals – 2.4%
NCR Corp.(a)	234,700	3,128,551
SanDisk Corp.(a)	184,400	3,263,880
Western Digital Corp.(a)	196,300	6,729,164

		13,121,595

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 6.4%
Anixter International, Inc.(a)	151,900	$5,328,652
Arrow Electronics, Inc.(a)	281,800	7,788,952
AU Optronics Corp. (Sponsored ADR)	464,324	4,578,235
Avnet, Inc.(a)	196,400	5,234,060
Flextronics International Ltd.(a)	1,321,800	7,838,274
Insight Enterprises, Inc.(a)	393,000	4,507,710

		35,275,883

IT Services – 2.6%
Amdocs Ltd.(a)	117,400	2,855,168
Convergys Corp.(a)	429,300	4,653,612
Perot Systems Corp. – Class A(a)	416,700	6,938,055

		14,446,835

Semiconductors & Semiconductor Equipment – 3.1%
Amkor Technology, Inc.(a)	506,000	2,803,240
Lam Research Corp.(a)	160,000	4,912,000
Siliconware Precision Industries Co. (Sponsored ADR)	894,500	5,635,350
Teradyne, Inc.(a)	454,500	3,749,625

		17,100,215

		85,738,232

Consumer Discretionary – 13.1%
Auto Components – 0.6%
Federal Mogul Corp.(a)	263,400	3,313,572

Automobiles – 0.6%
Harley-Davidson, Inc.	147,700	3,541,846

Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp.(a)	365,900	3,761,452

Household Durables – 1.9%
Black & Decker Corp.	27,900	1,230,948
NVR, Inc.(a)	5,475	3,696,994
Pulte Homes, Inc.	129,775	1,658,525
Whirlpool Corp.	58,935	3,784,216

		10,370,683

Leisure Equipment & Products – 0.8%
Callaway Golf Co.	617,000	4,362,190

Media – 0.5%
CBS Corp. – Class B	279,900	2,896,965

Multiline Retail – 0.8%
JC Penney Co., Inc.	155,200	4,662,208

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 6.2%
AutoNation, Inc.(a)	191,900	$3,642,262
Foot Locker, Inc.	594,000	6,332,040
Limited Brands, Inc.	365,600	5,454,752
Men’s Wearhouse, Inc.	325,100	8,452,600
Office Depot, Inc.(a)	622,700	3,250,494
Signet Jewelers Ltd.	288,324	6,986,090

		34,118,238

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	357,700	5,576,543

		72,603,697

Materials – 7.7%
Chemicals – 3.0%
Arch Chemicals, Inc.	118,100	3,450,882
Cytec Industries, Inc.	207,800	6,003,342
Rockwood Holdings, Inc.(a)	349,100	7,111,167

		16,565,391

Containers & Packaging – 1.7%
Owens-Illinois, Inc.(a)	131,300	4,456,322
Sonoco Products Co.	189,300	4,910,442

		9,366,764

Metals & Mining – 3.0%
AK Steel Holding Corp.	164,600	3,344,672
Commercial Metals Co.	454,600	7,696,378
Reliance Steel & Aluminum Co.	152,300	5,625,962

		16,667,012

		42,599,167

Energy – 7.2%
Energy Equipment & Services – 3.5%
Acergy SA (ADR)	101,200	1,022,120
Helix Energy Solutions Group, Inc.(a)	406,600	4,757,220
Helmerich & Payne, Inc.	168,600	5,641,356
Oil States International, Inc.(a)	163,300	4,812,451
Rowan Cos., Inc.	151,400	3,135,494

		19,368,641

Oil, Gas & Consumable Fuels – 3.7%
Cimarex Energy Co.	207,800	8,112,512
Denbury Resources, Inc.(a)	247,675	3,769,613
Forest Oil Corp.(a)	126,000	1,980,720
Whiting Petroleum Corp.(a)	141,000	6,844,140

		20,706,985

		40,075,626

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 6.7%
Electric Utilities – 2.5%
Allegheny Energy, Inc.	58,800	$1,552,908
Northeast Utilities	289,500	6,887,205
Portland General Electric Co.	285,225	5,567,592

		14,007,705

Gas Utilities – 1.2%
Atmos Energy Corp.	243,491	6,632,695

Independent Power Producers & Energy Traders – 0.5%
RRI Energy, Inc.(a)	456,000	2,708,640

Multi-Utilities – 2.5%
CMS Energy Corp.	372,300	4,992,543
NiSource, Inc.	376,400	4,972,244
Wisconsin Energy Corp.	86,900	3,951,343

		13,916,130

		37,265,170

Consumer Staples – 6.6%
Food & Staples Retailing – 1.4%
Ruddick Corp.	134,000	3,559,040
Supervalu, Inc.	304,500	4,369,575

		7,928,615

Food Products – 3.9%
Bunge Ltd.	83,700	5,608,737
Del Monte Foods Co.	503,000	5,276,470
Smithfield Foods, Inc.(a)	533,600	6,547,272
Tyson Foods, Inc. – Class A	354,500	4,250,455

		21,682,934

Tobacco – 1.3%
Universal Corp.	186,100	6,863,368

		36,474,917

Health Care – 4.3%
Health Care Equipment & Supplies – 0.6%
Teleflex, Inc.	73,600	3,334,080

Health Care Providers & Services – 3.7%
AMERIGROUP Corp.(a)	138,800	3,282,620
Henry Schein, Inc.(a)	54,700	2,898,006
LifePoint Hospitals, Inc.(a)	217,378	5,462,709

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Molina Healthcare, Inc.(a)	252,825	$5,119,706
Omnicare, Inc.	151,600	3,470,124

		20,233,165

		23,567,245

Total Common Stocks (cost $554,254,106)		540,741,059

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $17,620,140)	17,620,140	17,620,140

Total Investments – 100.9% (cost $571,874,246)		558,361,199
Other assets less liabilities – (0.9)%		(5,216,679)

Net Assets – 100.0%		$553,144,520

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

REIT – Receipt Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 23.0%
Communications Equipment – 3.6%
Brocade Communications Systems, Inc.(a)	824,700	$5,962,581
Ciena Corp.(a)	141,300	1,893,420
F5 Networks, Inc.(a)	232,900	8,032,721
Riverbed Technology, Inc.(a)	198,700	3,830,936

		19,719,658

Computers & Peripherals – 1.1%
STEC, Inc.(a)	152,600	6,184,878

Internet Software & Services – 2.8%
Digital River, Inc.(a)	185,200	6,541,264
VistaPrint Ltd.(a)	206,000	8,536,640

		15,077,904

IT Services – 1.5%
Cognizant Technology Solutions Corp. – Class A(a)	228,900	7,984,032

Semiconductors & Semiconductor Equipment – 13.0%
Atheros Communications, Inc.(a)	280,100	7,741,964
Avago Technologies Ltd(a)	319,300	5,811,260
Cymer, Inc.(a)	147,600	5,192,568
Fairchild Semiconductor International, Inc. – Class A(a)	701,600	7,058,096
Hittite Microwave Corp.(a)	136,800	4,708,656
Micron Technology, Inc.(a)	1,184,200	8,727,554
ON Semiconductor Corp.(a)	1,185,500	9,566,985
PMC-Sierra, Inc.(a)	1,082,100	9,825,468
Skyworks Solutions, Inc.(a)	625,300	7,284,745
Teradyne, Inc.(a)	669,300	5,521,725

		71,439,021

Software – 1.0%
Red Hat, Inc.(a)	245,700	5,641,272

		126,046,765

Consumer Discretionary – 21.5%
Distributors – 1.3%
LKQ Corp.(a)	405,400	7,037,744

Diversified Consumer Services – 3.0%
Corinthian Colleges, Inc.(a)	465,800	8,929,386
Strayer Education, Inc.	36,200	7,641,820

		16,571,206

Hotels, Restaurants & Leisure – 1.2%
Orient-Express Hotels Ltd. – Class A	651,700	6,490,932

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 1.3%
NetFlix, Inc.(a)	159,500	$6,963,770

Media – 2.5%
Discovery Communications, Inc. – Class A(a)	230,300	5,969,376
National CineMedia, Inc.	516,300	7,744,500

		13,713,876

Multiline Retail – 1.8%
Dollar Tree, Inc.(a)	195,400	9,758,276

Specialty Retail – 8.9%
American Eagle Outfitters, Inc.	421,445	5,689,507
Carmax, Inc.(a)	403,300	6,981,123
Dick’s Sporting Goods, Inc.(a)	359,700	8,060,877
J Crew Group, Inc.(a)	208,500	7,107,765
O’Reilly Automotive, Inc.(a)	157,700	6,036,756
Ross Stores, Inc.	176,300	8,222,632
Williams-Sonoma, Inc.	366,800	7,016,884

		49,115,544

Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.(a)	334,900	8,426,084

		118,077,432

Industrials – 19.9%
Aerospace & Defense – 1.9%
Hexcel Corp.(a)	507,400	5,520,512
L-3 Communications Holdings, Inc.	66,800	4,969,920

		10,490,432

Air Freight & Logistics – 1.4%
CH Robinson Worldwide, Inc.	38,700	2,177,262
Expeditors International of Washington, Inc.	162,500	5,307,250

		7,484,512

Building Products – 0.7%
Simpson Manufacturing Co., Inc.	139,400	3,582,580

Commercial Services & Supplies – 2.5%
Iron Mountain, Inc.(a)	236,100	6,915,369
Stericycle, Inc.(a)	136,800	6,774,336

		13,689,705

Electrical Equipment – 3.9%
Ametek, Inc.	238,800	7,517,424
Baldor Electric Co.	316,100	8,872,927
EnerSys(a)	256,700	5,105,763

		21,496,114

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 6.2%
Actuant Corp. – Class A	337,900	$4,774,527
Bucyrus International, Inc. – Class A	187,200	5,587,920
IDEX Corp.	211,075	5,580,823
Joy Global, Inc.	172,455	6,699,877
Lincoln Electric Holdings, Inc.	137,700	6,268,104
Valmont Industries, Inc.	62,400	5,137,392

		34,048,643

Marine – 1.0%
Kirby Corp.(a)	149,600	5,542,680

Professional Services – 1.1%
FTI Consulting, Inc.(a)	144,500	6,291,530

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	107,900	3,385,902
Knight Transportation, Inc.	200,200	3,301,298

		6,687,200

		109,313,396

Health Care – 18.3%
Biotechnology – 8.8%
Acorda Therapeutics, Inc.(a)	250,700	5,670,834
Alexion Pharmaceuticals, Inc.(a)	163,700	7,389,418
Cephalon, Inc.(a)	83,200	4,736,576
Dendreon Corp.(a)	222,000	5,188,140
Human Genome Sciences, Inc.(a)	228,400	4,517,752
Onyx Pharmaceuticals, Inc.(a)	180,700	5,795,049
Regeneron Pharmaceuticals, Inc.(a)	115,000	2,613,950
Seattle Genetics, Inc.(a)	183,300	2,245,425
United Therapeutics Corp.(a)	45,200	4,136,252
Vertex Pharmaceuticals, Inc.(a)	152,700	5,712,507

		48,005,903

Health Care Equipment & Supplies – 3.7%
Masimo Corp.(a)	210,100	5,277,712
NuVasive, Inc.(a)	182,100	7,296,747
Resmed, Inc.(a)	168,500	7,735,835

		20,310,294

Health Care Providers & Services – 1.7%
HMS Holdings Corp.(a)	253,600	9,537,896

Health Care Technology – 1.4%
Athenahealth, Inc.(a)	193,500	7,784,505

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.7%
Illumina, Inc.(a)	179,400	$6,327,438
Qiagen NV(a)	413,200	8,491,260

		14,818,698

		100,457,296

Financials – 6.8%
Capital Markets – 5.1%
Affiliated Managers Group, Inc.(a)	104,050	6,797,586
Greenhill & Co., Inc.	70,320	5,569,344
Lazard Ltd. – Class A	227,900	8,858,473
Stifel Financial Corp.(a)	115,900	6,525,170

		27,750,573

Commercial Banks – 0.4%
PrivateBancorp, Inc.	98,000	2,362,780

Thrifts & Mortgage Finance – 1.3%
People’s United Financial, Inc.	429,100	6,891,346

		37,004,699

Energy – 5.4%
Energy Equipment & Services – 3.4%
Complete Production Services, Inc.(a)	593,200	5,338,800
FMC Technologies, Inc.(a)	116,500	5,557,050
Oceaneering International, Inc.(a)	76,100	3,970,137
Superior Energy Services, Inc.(a)	217,000	3,955,910

		18,821,897

Oil, Gas & Consumable Fuels – 2.0%
Cabot Oil & Gas Corp.	138,800	4,892,700
Newfield Exploration Co.(a)	149,400	5,780,286

		10,672,986

		29,494,883

Materials – 1.7%
Chemicals – 1.7%
Airgas, Inc.	128,800	5,989,200
Solutia, Inc.(a)	292,800	3,580,944

		9,570,144

Consumer Staples – 1.2%
Food Products – 1.2%
Green Mountain Coffee Roasters, Inc.(a)	110,550	6,654,005

Telecommunication Services – 1.1%
Wireless Telecommunication Services – 1.1%
SBA Communications Corp. – Class A(a)	237,800	5,733,358

Total Common Stocks (cost $466,836,662)		542,351,978

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $3,783,142)	3,783,142	$3,783,142

Total Investments – 99.6% (cost $470,619,804)		546,135,120
Other assets less liabilities – 0.4%		2,143,962

Net Assets – 100.0%		$548,279,082

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 31.1%
Treasuries – 31.1%
United States – 31.1%
U.S. Treasury Bonds 7.25%, 5/15/16	$7,900	$9,971,285
U.S. Treasury Notes 1.00%, 7/31/11(a)	81,254	81,368,243
1.50%, 7/15/12(a)	32,178	32,240,844
1.75%, 8/15/12(a)	72,775	73,349,267
1.875%, 6/15/12	23,948	24,260,450
2.625%, 6/30/14	20,000	20,260,940
3.50%, 11/15/09-12/15/09	102,000	102,770,096

Total Governments - Treasuries (cost $343,431,647)		344,221,125

CORPORATES - INVESTMENT GRADES – 25.6%
Industrial – 13.5%
Basic – 0.9%
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	3,543	3,927,752
Praxair INC 3.25%, 9/15/15(b)	5,520	5,539,690

		9,467,442

Capital Goods – 1.0%
Boeing Co. 5.00%, 3/15/14	2,436	2,626,039
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,659,486
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,953,986

		11,239,511

Communications - Telecommunications – 1.8%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,676,723
4.85%, 2/15/14	4,875	5,218,624
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,429,789
Verizon New England, Inc. 6.50%, 9/15/11	1,935	2,084,295
Vodafone Group PLC 7.75%, 2/15/10	3,690	3,801,910

		20,211,341

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.9%
Daimler Finance North America LLC 7.20%, 9/01/09	$5,900	$5,900,000
8.00%, 6/15/10	3,495	3,630,816

		9,530,816

Consumer Cyclical - Entertainment – 0.4%
The Walt Disney Co. 4.50%, 12/15/13	3,624	3,840,831

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,812,771

Consumer Cyclical - Retailers – 0.3%
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,738,168

Consumer Non-Cyclical – 4.6%
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,649,957
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,567,090
Bottling Group LLC 5.00%, 11/15/13	3,599	3,897,170
6.95%, 3/15/14	3,290	3,853,692
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,732,772
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	3,675	3,877,636
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	1,049	1,068,587
Diageo Capital PLC 4.375%, 5/03/10	4,219	4,320,910
Genentech, Inc. 4.40%, 7/15/10	1,910	1,962,846
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,650,332
Merck & Co. Inc 1.875%, 6/30/11	5,870	5,928,847
Procter & Gamble Co. 3.15%, 9/01/15	11,035	11,070,511
4.60%, 1/15/14	3,485	3,741,973

		51,322,323

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 1.6%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,090,632
BP Capital Markets PLC 1.55%, 8/11/11	6,394	6,405,541
Chevron Corp. 3.95%, 3/03/14	3,665	3,843,625
ConocoPhillips 4.75%, 2/01/14	3,650	3,913,545

		17,253,343

Services – 0.5%
The Western Union Co. 5.40%, 11/17/11	4,980	5,340,134

Technology – 1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	3,525	3,729,665
Dell, Inc. 3.375%, 6/15/12	2,134	2,196,673
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,441,267
Oracle Corp. 3.75%, 7/08/14	4,116	4,252,301
5.00%, 1/15/11	2,062	2,164,888

		13,784,794

		149,541,474

Financial Institutions – 11.9%
Banking – 9.3%
Bank of America Corp. 4.50%, 8/01/10	3,805	3,898,744
The Bank of New York Mellon Corp. 4.30%, 5/15/14	1,785	1,878,000
Barclays Bank PLC 5.20%, 7/10/14	9,694	10,176,451
BB&T Corp. 3.85%, 7/27/12	5,155	5,280,581
6.50%, 8/01/11	1,820	1,903,751
Citigroup, Inc. 6.375%, 8/12/14	6,270	6,340,494
Comerica, Inc. 4.80%, 5/01/15	2,380	1,939,579
Deutsche Bank AG London 5.00%, 10/12/10	2,550	2,610,399
Fifth Third Bancorp 6.25%, 5/01/13	6,600	6,715,830

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

The Goldman Sachs Group, Inc. 3.625%, 8/01/12	$3,210	$3,275,478
4.75%, 7/15/13	3,840	3,969,934
JP Morgan Chase & Co. 7.875%, 6/15/10	4,685	4,922,398
Morgan Stanley 5.625%, 1/09/12	195	205,711
6.00%, 5/13/14	5,650	5,991,198
National City Bank of Cleveland Ohio 6.25%, 3/15/11	6,470	6,612,366
PNC Funding Corp. 4.50%, 3/10/10	2,445	2,469,501
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,318,127
State Street Corp. 4.30%, 5/30/14	3,015	3,161,040
Union Planters Corp. 7.75%, 3/01/11	2,327	2,256,136
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,117,063
US Bancorp 4.20%, 5/15/14	3,822	3,980,739
Wells Fargo & Co. 4.20%, 1/15/10	3,715	3,751,942
Westpac Banking Corp. 4.20%, 2/27/15	11,025	11,094,733

		102,870,195

Finance – 0.9%
HSBC Finance Corp. 4.75%, 4/15/10	4,905	4,979,855
8.00%, 7/15/10	4,710	4,941,172

		9,921,027

Insurance – 1.0%
Berkshire Hathaway Finance Corp. 4.00%, 4/15/12(c)	4,700	4,897,325
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,864,573

		11,761,898

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,089,329

REITS – 0.4%
Simon Property Group LP 5.00%, 3/01/12	3,985	4,085,382

		131,727,831

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
The Southern Co. 4.15%, 5/15/14	$2,001	$2,057,706

Total Corporates - Investment Grades (cost $277,321,622)		283,327,011

MORTGAGE PASS-THRU’S – 20.3%
Agency ARMS – 9.9%
Federal Home Loan Mortgage Corp. Series 2005 4.788%, 5/01/35(d)	5,349	5,542,927
Series 2006 6.233%, 12/01/36(e)	3,982	4,205,571
Series 2007 5.912%, 11/01/36(e)	7,183	7,562,896
6.074%, 1/01/37(e)	6,352	6,702,295
Federal National Mortgage Association Series 2003 4.746%, 12/01/33(d)	1,759	1,836,128
Series 2005 4.545%, 2/01/35(e)	8,538	8,784,780
4.656%, 10/01/35(d)	5,343	5,560,329
5.331%, 1/01/36(d)	3,753	3,928,828
Series 2006 3.807%, 1/01/36(d)	13,708	13,696,318
5.473%, 5/01/36(e)	7,242	7,633,252
5.66%, 7/01/36(d)	6,346	6,676,502
5.842%, 11/01/36(e)	10,236	10,814,373
Series 2007 4.377%, 11/01/35(e)	7,984	8,253,676
5.519%, 2/01/37(e)	8,064	8,518,773
6.415%, 1/01/37(e)	4,991	5,290,087
Series 2009 4.911%, 7/01/38(d)	4,073	4,251,331

		109,258,066

Agency Fixed Rate 30-Year – 9.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	3,358	3,544,316
6.50%, 12/01/33	9,004	9,680,840
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	24,708	26,481,501
Series 2008 6.00%, 8/01/38	14,851	15,650,008
6.50%, 12/01/28-7/01/35	26,507	28,720,785

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2008 6.50%, 9/15/38	$22,525	$23,984,174

		108,061,624

Agency Fixed Rate 15-Year – 0.7%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	33	35,421
Series 2001 6.00%, 11/01/16	145	155,634
Series 2002 6.00%, 12/01/17	78	83,622
Series 2005 6.00%, 6/01/17-6/01/20	292	310,119
Series 2006 6.00%, 5/01/21-1/01/22	5,284	5,629,573
Series 2007 6.00%, 2/01/22	1,351	1,438,289

		7,652,658

Total Mortgage Pass-Thru’s (cost $217,507,210)		224,972,348

ASSET-BACKED SECURITIES – 14.4%
Autos-Fixed Rate – 3.3%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(c)	11,000	11,119,684
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	3,725	3,777,306
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,455,766
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,431,211
Volkswagen Auto Lease Trust Series 2009-A, Class A3 3.41%, 4/16/12	12,000	12,313,535

		37,097,502

Autos-Floating Rate – 2.8%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.34%, 4/20/13(e)	4,360	4,175,359

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(c)(e)+	$15,000	$15,000,015
World Omni Master Owner Trust Series 2009-1, Class A 1.974%, 7/15/11(c)(e)+	12,000	12,022,200

		31,197,574

Home Equity Loans - Floating Rate – 1.7%
ACE Securities Corp. Series 2003-OP1, Class A2 0.63%, 12/25/33(e)	18	8,144
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.166%, 5/25/37(e)	1,200	27,079
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)	1,578	1,398,952
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 0.56%, 6/25/34(e)	76	46,409
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.55%, 1/20/36(e)	1,473	1,114,896
Home Equity Mortgage Trust Series 2005-3, Class M1 0.81%, 11/25/35(e)	132	126,521
Household Home Equity Loan Trust Series 2007-2, Class A2V 0.43%, 7/20/36(e)	2,800	2,218,716
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 0.43%, 7/25/37(e)	3,350	1,560,260
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.47%, 6/25/37(c)(e)	3,700	1,217,637
Lehman XS Trust Series 2005-2, Class 1M1 0.77%, 8/25/35(e)	5,000	176,031
Series 2006-1, Class 1M1 0.72%, 2/25/36(e)	4,000	100,575
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 0.38%, 2/25/36(e)	152	149,876

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.39%, 4/25/37(e)	$1,686	$1,617,075
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 0.40%, 6/25/37(e)	3,100	1,549,036
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.40%, 4/25/37(e)	2,702	1,685,446
Novastar Home Loan Equity Series 2007-2, Class M1 0.57%, 9/25/37(e)	4,935	110,830
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.37%, 7/25/36(e)	2,861	2,281,990
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(c)	1,097	1,049,446
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.40%, 7/25/37(e)	4,185	1,700,320
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.72%, 6/25/36(e)	2,000	357,880

		18,497,119

Credit Cards - Floating Rate – 1.4%
Chase Issuance Trust Series 2007-A1, Class A1 0.29%, 3/15/13(e)	4,825	4,781,300
Discover Card Master Trust Series 2009-A1, Class A1 1.573%, 12/15/14(e)+	11,000	11,015,180

		15,796,480

Other ABS - Fixed Rate – 1.4%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,478,882
John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	4,510	4,542,851
Series 2009-A, Class A4 3.96%, 5/16/16	3,390	3,427,942
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	5,805	5,880,879

		15,330,554

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 1.3%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	$4,600	$4,790,275
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,600	4,822,881
MBNA Master Credit Card Trust Series 1999-J, Class A 7.00%, 2/15/12	5,307	5,317,870

		14,931,026

Other ABS - Floating Rate – 1.3%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.976%, 7/15/15(c)(e)+	14,000	14,000,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(c)(e)	1,865	27,975

		14,027,975

Home Equity Loans - Fixed Rate – 1.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,139,918
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	86	83,175
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,955	637,094
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,208,446
Series 2005-CB4, Class AF2 4.751%, 8/25/35	933	868,847
Series 2005-RP2, Class AF2 5.75%, 9/25/35(c)	1,266	1,177,676
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,475	1,349,092
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	5,500	3,794,817
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	148	149,398

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-5, Class A1 5.50%, 1/25/37	$2,453	$247,690
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(f)(g)	35	704
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(c)(h)	9,924	1,736,730

		13,393,587

Total Asset-Backed Securities (cost $197,671,343)		160,271,817

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.2%
Non-Agency Fixed Rate CMBS – 8.8%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	5,000	4,909,454
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	11,148,886
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,639,314
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	7,895	7,884,733
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	14,000	14,064,576
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	13,908,009
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,832,979
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,761,556
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 6.15%, 7/15/44	10,000	2,114,814
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,274,030

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2003-C5, Class A3 4.254%, 7/15/27	$7,251	$7,382,989
Series 2004-C7, Class A2 3.992%, 10/15/29	12,420	12,416,819
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	1	781

		97,338,940

Non-Agency Floating Rate CMBS – 1.4%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.58%, 3/15/22(c)(e)	2,500	1,583,620
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 0.37%, 4/15/17(c)(e)	403	400,225
Series 2005-FL11, Class D 0.61%, 11/15/17(c)(e)	1,719	979,133
Series 2007-FL14, Class C 0.57%, 6/15/22(c)(e)	3,874	1,599,311
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.74%, 10/15/21(c)(e)	4,900	2,068,169
Series 2007-TFLA, Class A2 0.39%, 2/15/22(c)(e)	8,000	4,759,536
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 0.58%, 10/15/17(c)(e)	2,400	2,171,280
Morgan Stanley Capital I Series 2005-XLF, Class G 0.64%, 8/15/19(c)(e)	343	323,931
Series 2005-XLF, Class H 0.66%, 8/15/19(c)(e)	1,000	872,625
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.67%, 9/15/21(c)(e)	2,600	628,692
Series 2007-WHL8, Class E 0.67%, 6/15/20(c)(e)	2,725	434,494

		15,821,016

Total Commercial Mortgage-Backed Securities (cost $135,019,366)		113,159,956

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGENCIES – 7.6%
Agency Debentures – 7.6%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	$8,760	$8,854,021
Citigroup, Inc. – FDIC Insured Series FXD 1.875%, 5/07/12	18,659	18,711,693
Federal Home Loan Banks 1.625%, 3/16/11	17,000	17,208,556
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	13,670	14,255,500
JP Morgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,969,682
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,105,378
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,763,827

Total Agencies (cost $82,151,978)		83,868,657

CMOS – 3.0%
Non-Agency Floating Rate – 1.1%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.74%, 2/25/36(e)	4,155	31,162
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.836%, 9/25/45(e)	87	42,336
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.901%, 11/25/46(e)	2,093	800,399
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.75%, 2/25/35(e)	134	30,976
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 0.58%, 8/25/35(e)	113	58,044
Series 2007-OA4, Class 1A1A 0.46%, 8/25/47(e)	2,661	1,223,666
Homebanc Mortgage Trust Series 2005-4, Class A2 0.60%, 10/25/35(e)	3,470	961,515

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-2N, Class M1 0.61%, 2/25/37(e)	$3,602	$22,214
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.50%, 4/25/29(e)	97	66,545
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.92%, 2/25/42(c)(e)	3,353	3,135,519
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.47%, 7/20/36(e)	3,193	2,324,126
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.50%, 5/25/35(e)	157	101,865
Series 2005-9, Class 2A1 1.666%, 5/25/35(e)	932	333,113
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.61%, 10/19/34(e)	674	434,457
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.011%, 9/25/46(e)	3,362	1,304,817
Series 2006-AR4, Class 1A1B 1.991%, 5/25/46(e)	1,340	431,143
Series 2006-AR9, Class 1AB2 0.486%, 8/25/46(e)	3,961	969,648

		12,271,545

Agency Fixed Rate – 0.8%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	4,199	4,279,259
Series 2006-50, Class PA 5.00%, 4/25/27	4,778	4,908,957

		9,188,216

Non-Agency Fixed Rate – 0.6%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	201	196,877
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,175	1,046,328

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	$6,125	$5,553,547

		6,796,752

Agency Floating Rate – 0.3%
Federal National Mortgage Association Series 2003-52, Class FV 1.266%, 5/25/31(e)	1,797	1,812,191
Series 2003-W13, Class AV2 0.546%, 10/25/33(e)	313	271,532
Freddie Mac Reference REMIC Series R008, Class FK 0.64%, 7/15/23(e)	1,288	1,271,903

		3,355,626

Non-Agency ARMS – 0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.301%, 2/25/36(d)	3,009	1,594,369

Total CMOs (cost $56,390,352)		33,206,508

INFLATION-LINKED SECURITIES – 1.8%
United States – 1.8%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $19,898,230)	18,859	19,807,826

	Shares
SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(i) (cost $27,867,410)	27,867,410	27,867,410

Total Investments – 116.5% (cost $1,357,259,158)		1,290,702,658
Other assets less liabilities – (16.5)%		(183,102,681)

Net Assets—100.0%		$1,107,599,977

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,057	December 2009	$228,118,806	$228,675,344	$556,538
Sold Contracts
U.S. T-Note 10 Yr Futures	439	December 2009	51,094,081	51,459,030	(364,949)
U.S. T-Note 5 Yr Futures	1,116	December 2009	127,926,138	128,619,000	(692,862)

					$(501,273)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	Amount
ING	0.13%		9/01/09	$36,045,130
ING	0.00		9/15/09	30,037,500
ING	(0.08	)*	9/17/09	50,060,619

				$116,143,249

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $115,750,000.

(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $86,478,922 or 7.8% of net assets.

(d)	Variable rate coupon, rate shown as of August 31, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of August 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust
Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$35,213	$704	0.00%

(g)	Fair valued.

(h)	IO – Interest Only

(i)	Investment in affiliated money market mutual fund.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $80,009,980.

*	Interest payment due from counterparty.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure

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higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure to subprime investments was 4.37% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS	– Asset-Backed Securities
ARMS	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
LP	– Limited Partnership
REIT	– Real Estate Investment Trust
REMIC	– Real Estate Mortgage Investment Conduit
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 33.1%
Industrial – 15.9%
Basic – 2.3%
ArcelorMittal 6.125%, 6/01/18	$3,570	$3,416,943
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,554,908
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	999	1,049,285
The Dow Chemical Co. 7.375%, 11/01/29	200	199,451
8.55%, 5/15/19	4,115	4,482,284
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,539	1,706,128
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	2,885	3,007,612
International Paper Co. 5.30%, 4/01/15	2,625	2,529,655
7.50%, 8/15/21	797	807,590
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,357,870
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,388,705
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,509,530

		29,009,961

Capital Goods – 0.7%
John Deere Capital Corp. 5.25%, 10/01/12	2,660	2,872,981
Lafarge SA 6.15%, 7/15/11	2,204	2,275,454
Tyco International Finance SA 6.00%, 11/15/13	1,250	1,344,687
8.50%, 1/15/19	1,265	1,527,277
United Technologies Corp. 4.875%, 5/01/15	1,591	1,731,411

		9,751,810

Communications - Media – 1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	3,710	3,860,196
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,451,368
Comcast Corp. 5.50%, 3/15/11	2,767	2,903,911

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

News America, Inc. 6.55%, 3/15/33	$1,383	$1,412,313
News America Holdings, Inc. 9.25%, 2/01/13	670	781,836
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,636,086
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	660,608
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,520,762
Time Warner Entertainment Co. 8.375%, 3/15/23	2,680	3,122,120
WPP Finance UK 5.875%, 6/15/14	376	378,683
8.00%, 9/15/14	2,616	2,865,242

		22,593,125

Communications - Telecommunications – 3.7%
AT&T Corp. 8.00%, 11/15/31(b)	295	366,233
AT&T, Inc. 4.125%, 9/15/09	2,135	2,137,152
British Telecommunications PLC 9.125%, 12/15/10(b)	3,066	3,303,275
Embarq Corp. 6.738%, 6/01/13	3,425	3,663,000
7.082%, 6/01/16	3,780	4,035,785
Pacific Bell Telephone Co. 6.625%, 10/15/34	6,250	6,293,756
Qwest Corp. 7.50%, 10/01/14	3,270	3,241,388
8.875%, 3/15/12(b)	2,195	2,260,850
Telecom Italia Capital SA 4.00%, 1/15/10	2,995	3,016,908
6.175%, 6/18/14	2,510	2,718,420
6.375%, 11/15/33	375	372,258
US Cellular Corp. 6.70%, 12/15/33	4,720	4,843,230
Verizon Communications, Inc. 4.90%, 9/15/15	2,540	2,693,566
5.25%, 4/15/13	2,310	2,490,092
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	2,259	2,421,255
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,199,961

		47,057,129

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Daimler Finance North America LLC 5.75%, 9/08/11	$1,105	$1,158,677

Consumer Cyclical - Entertainment – 0.4%
Time Warner, Inc. 6.875%, 5/01/12	2,130	2,329,409
7.625%, 4/15/31	2,810	3,085,846

		5,415,255

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,120,894
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,472,245

		8,593,139

Consumer Non-Cyclical – 3.3%
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,048,935
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,783,411
Bottling Group LLC 6.95%, 3/15/14	2,315	2,711,641
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,741,926
5.875%, 5/15/13	2,720	2,844,062
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	3,480	3,620,536
Campbell Soup Co. 6.75%, 2/15/11	2,205	2,378,833
ConAgra Foods, Inc. 7.875%, 9/15/10	68	72,301
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,703,189
Fisher Scientific International, Inc. 6.125%, 7/01/15	2,336	2,406,080
Fortune Brands, Inc. 4.875%, 12/01/13	2,016	1,988,161
Kraft Foods, Inc. 4.125%, 11/12/09	3,245	3,267,436
The Kroger Co. 6.80%, 12/15/18	2,175	2,462,718
Pepsico, Inc. 4.65%, 2/15/13	2,505	2,688,291

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pfizer, Inc. 5.35%, 3/15/15	$2,620	$2,915,989
The Procter & Gamble Co. 4.70%, 2/15/19	2,607	2,715,071
Safeway, Inc. 6.50%, 3/01/11	453	483,490
Wyeth 5.50%, 2/01/14	2,212	2,418,734

		42,250,804

Energy – 1.4%
Amerada Hess Corp. 7.875%, 10/01/29	1,793	2,128,153
Anadarko Petroleum Corp. 5.95%, 9/15/16	295	306,780
6.45%, 9/15/36	877	868,119
Apache Corp. 5.25%, 4/15/13	1,455	1,556,010
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,456,952
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,276,161
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,515,010
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,409,885
The Premcor Refining Group, Inc. 7.50%, 6/15/15	2,115	2,163,163
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,667,262

		18,347,495

Technology – 1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	2,470	2,613,411
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,405,553
Dell, Inc. 5.625%, 4/15/14	1,645	1,793,481
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	3,850	4,277,870
Motorola, Inc. 6.50%, 9/01/25	1,800	1,411,742
7.50%, 5/15/25	290	249,773
7.625%, 11/15/10	146	150,745
Oracle Corp. 5.00%, 1/15/11	2,480	2,603,745

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Xerox Capital Trust I 8.00%, 2/01/27	$4,410	$3,541,142
Xerox Corp. 8.25%, 5/15/14	310	349,077

		19,396,539

		203,573,934

Financial Institutions – 13.4%
Banking – 7.2%
American Express Co. 8.125%, 5/20/19	2,785	3,116,774
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,890	2,041,729
Bank of America Corp. 4.875%, 1/15/13	4,230	4,274,161
7.625%, 6/01/19	1,700	1,871,710
Series L 5.65%, 5/01/18	1,400	1,353,720
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11	170	179,800
Barclays Bank PLC 8.55%, 6/15/11(a)(c)	961	836,070
The Bear Stearns Co., Inc. 5.55%, 1/22/17	5,410	5,471,479
Citigroup, Inc. 5.50%, 4/11/13	2,900	2,886,512
6.50%, 8/19/13	2,770	2,844,347
8.50%, 5/22/19	2,750	3,005,965
Compass Bank 5.50%, 4/01/20	4,989	4,267,745
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,151	1,162,161
Credit Suisse USA, Inc. 5.50%, 8/15/13	1,128	1,207,691
Deutsche Bank AG London 5.00%, 10/12/10	2,730	2,794,663
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	2,806	2,900,947
5.125%, 1/15/15	1,590	1,647,778
7.35%, 10/01/09	899	903,993
7.50%, 2/15/19	2,855	3,286,947
Huntington National Bank 4.375%, 1/15/10	517	517,666
JP Morgan Chase & Co. 6.75%, 2/01/11	2,925	3,113,528

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	$733	$690,769
KeyBank NA 7.00%, 2/01/11	3,140	3,196,071
Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	2,766,864
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,565,994
Morgan Stanley 5.625%, 1/09/12	3,940	4,156,412
6.60%, 4/01/12	2,565	2,787,093
National City Bank of Cleveland Ohio 6.25%, 3/15/11	4,245	4,338,407
Rabobank Nederland 11.00%, 6/30/19(a)(c)	280	330,750
Regions Financial Corp. 6.375%, 5/15/12	4,250	3,937,736
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,381,303
Standard Chartered PLC 6.409%, 1/30/17(a)(c)	4,800	3,600,000
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)	2,319	2,021,946
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,080,057
Union Bank of California 5.95%, 5/11/16	1,005	980,261
Union Planters Corp. 7.75%, 3/01/11	2,817	2,731,214
Wachovia Corp. 5.50%, 5/01/13	4,155	4,414,654

		92,664,917

Finance – 1.4%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	2,902,233
Series A 4.375%, 11/21/11	2,713	2,804,629
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,256,979
International Lease Finance Corp. 5.65%, 6/01/14	524	393,272
SLM Corp. 5.125%, 8/27/12	1,145	898,825
5.40%, 10/25/11	3,309	2,884,779
Series A 5.375%, 1/15/13-5/15/14	8,395	6,232,718

		18,373,435

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 3.0%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	$1,820	$1,755,603
Assurant, Inc. 5.625%, 2/15/14	1,028	1,051,330
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	1,656	1,715,729
GE Global Insur 7.00%, 2/15/26	3,065	2,713,423
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	2,941,635
Humana, Inc. 6.30%, 8/01/18	1,514	1,374,459
6.45%, 6/01/16	285	270,668
7.20%, 6/15/18	610	590,687
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,410,976
Lincoln National Corp. 8.75%, 7/01/19	791	884,539
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	1,694,502
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	2,557,340
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,450,289
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,564,367
6.20%, 1/15/15	265	277,602
Series D 7.375%, 6/15/19	200	217,362
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,449,490
WellPoint, Inc. 4.25%, 12/15/09	4,327	4,368,089
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,101,403

		38,389,493

REITS – 1.8%
ERP Operating LP 5.25%, 9/15/14	4,570	4,553,283
HCP, Inc. 6.00%, 1/30/17	4,630	4,222,500
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	3,673,158
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,200,687

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 5.00%, 3/01/12	$4,335	$4,444,199
5.625%, 8/15/14	3,236	3,320,773

		22,414,600

		171,842,445

Utility – 3.0%
Electric – 1.8%
Carolina Power & Light Co. 6.50%, 7/15/12	2,595	2,859,420
Exelon Corp. 6.75%, 5/01/11	1,295	1,384,386
FirstEnergy Corp.
Series B 6.45%, 11/15/11	58	62,060
Series C 7.375%, 11/15/31	2,291	2,529,140
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	3,066,244
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,093	2,270,135
Nisource Finance Corp. 6.80%, 1/15/19	4,345	4,406,425
7.875%, 11/15/10	1,656	1,741,592
Pacific Gas & Electric Co. 4.80%, 3/01/14	1,700	1,806,434
The Southern Co.
Series A 5.30%, 1/15/12	999	1,069,387
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,506,987

		22,702,210

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10	506	529,819
Energy Transfer Partners LP 6.70%, 7/01/18	1,730	1,836,208
7.50%, 7/01/38	4,135	4,802,633
Enterprise Products Operating LLC
Series G 5.60%, 10/15/14	1,278	1,351,759
Williams Co., Inc. 7.125%, 9/01/11	2,285	2,412,487
8.125%, 3/15/12	1,645	1,766,829

		12,699,735

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18		$2,785	$2,969,918

			38,371,863

Non Corporate Sectors – 0.8%
Agencies – Not Government Guaranteed – 0.8%
Gaz Capital SA 6.212%, 11/22/16(a)		7,890	7,051,687
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		3,055	3,169,563

			10,221,250

Total Corporates - Investment Grades (cost $415,942,073)			424,009,492

GOVERNMENTS - TREASURIES – 19.2%
Treasuries – 19.2%
Canada – 2.4%
Canadian Government Bond 3.75%, 6/01/19	CAD	31,845	29,990,587

Hungary – 0.5%
Hungary Government Bond Series 12/C 6.00%, 10/24/12	HUF	1,317,000	6,515,274

United States – 16.3%
U.S. Treasury Bonds 3.75%, 11/15/18		$50,390	51,744,231
4.50%, 2/15/36		12,325	12,968,217
U.S. Treasury Notes 0.875%, 2/28/11-5/31/11		31,240	31,281,693
1.75%, 1/31/14		53,525	52,600,837
2.625%, 7/31/14		59,660	60,368,463

			208,963,441

Total Governments - Treasuries (cost $243,177,429)			245,469,302

MORTGAGE PASS-THRU’S – 17.0%
Agency Fixed Rate 30-Year – 14.9%
Federal Home Loan Mortgage Corp. Gold
Series 2005 4.50%, 8/01/35-10/01/35		3,344	3,371,223

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 4.50%, 1/01/36-5/01/36	$173	$174,583
Series 2007 5.50%, 7/01/35	4,730	4,957,619
Series 2008 6.50%, 5/01/35	4,980	5,357,849
Federal National Mortgage Association Series 2003 5.00%, 11/01/33	13,978	14,423,193
5.50%, 4/01/33-7/01/33	17,358	18,180,974
Series 2004 5.50%, 4/01/34-11/01/34	13,558	14,192,547
Series 2005 4.50%, 8/01/35-10/01/35	22,252	22,459,082
5.50%, 2/01/35	3,300	3,456,370
6.00%, 4/01/35	10,812	11,477,473
Series 2006 5.00%, 1/01/36-2/01/36	17,738	18,274,483
Series 2007 4.50%, 9/01/35-8/01/37	13,112	13,257,889
5.50%, 8/01/37	24,127	25,271,583
Series 2008 6.00%, 3/01/37	24,090	25,474,022
Government National Mortgage Association Series 2008 5.50%, 10/15/38	6,628	6,942,628
6.00%, 9/15/38	2,957	3,125,530

		190,397,048

Agency ARMS – 2.1%
Federal Home Loan Mortgage Corp. Series 2007 5.973%, 2/01/37(d)	5,131	5,409,331
Series 2009 4.772%, 4/01/36(c)	7,852	8,152,564
Federal National Mortgage Association Series 2003 4.746%, 12/01/33(c)	2,441	2,547,895
Series 2006 5.454%, 2/01/36(c)	2,959	3,114,589
6.205%, 3/01/36(c)	2,218	2,338,050
Series 2007 4.727%, 3/01/34(c)	4,962	5,155,318

		26,717,747

Total Mortgage Pass-Thru’s (cost $206,786,779)		217,114,795

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.1%
Non-Agency Fixed Rate CMBS – 14.0%
Banc of America Commercial Mortgage, Inc. Series 2004-4, Class A3 4.128%, 7/10/42	$553	$555,106
Series 2006-5, Class A4 5.414%, 9/10/47	7,680	6,929,497
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.903%, 9/11/38	2,285	2,144,240
Series 2007-PW18, Class A4 5.70%, 6/11/50	6,455	5,501,728
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49	8,585	7,581,963
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	2,627,765
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	4,930,667
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	3,362,012
CS First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36	40	40,240
Series 2005-C1, Class A4 5.014%, 2/15/38	1,516	1,468,188
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	3,265	3,250,196
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	1,693	1,691,043
Series 2005-GG3, Class A4 4.799%, 8/10/42	1,970	1,793,697
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,290,481

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+	$15,388	$15,458,979
Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	13,908,009
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	1,720	1,692,544
Series 2005-LDP1, Class A4 5.038%, 3/15/46	1,846	1,765,151
Series 2006-LDP8, Class A2 5.289%, 5/15/45+	14,000	13,968,511
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36	7,760	7,346,546
Series 2004-C4, Class A4 5.401%, 6/15/29	6,015	5,606,891
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	7,028,058
Series 2007-C1, Class A3 5.398%, 2/15/40+	20,000	19,182,846
Series 2007-C1, Class A4 5.424%, 2/15/40	5,725	4,345,586
Series 2008-C1, Class A2 6.318%, 4/15/41	4,785	4,552,179
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	3,075	2,922,827
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	6,500	6,414,675
Series 2007-HQ13, Class A3 5.569%, 12/15/44	8,155	6,200,788
Series 2007-IQ15, Class A4 6.076%, 6/11/49	4,030	3,440,821
Series 2007-T27, Class A4 5.803%, 6/11/42	9,860	9,077,790
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	7,645,171
Series 2007-C32, Class A3 5.929%, 6/15/49	6,885	5,371,450

		179,095,645

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II
Series 2007-EOP, Class E 0.716%, 3/06/20(a)(d)	$1,855	$1,469,602

Total Commercial Mortgage-Backed Securities (cost $195,453,515)		180,565,247

ASSET-BACKED SECURITIES –2.8%
Autos - Floating Rate – 1.2%
Wheels SPV LLC Series 2009-1, Class A 1.826%, 3/15/18(a)(d)+	15,000	15,000,015

Credit Cards - Floating Rate – 0.9%
Discover Card Master Trust Series 2009-A1, Class A1 1.573%, 12/15/14(d)+	11,000	11,015,180

Credit Cards - Fixed Rate – 0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,150	4,351,078

Home Equity Loans - Floating Rate – 0.2%
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC4, Class M1 0.536%, 5/25/37(d)	3,715	118,676
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.533%, 1/20/35(d)	930	786,813
Lehman XS Trust Series 2005-4, Class 1M1 0.766%, 10/25/35(d)	4,865	112,723
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.39%, 4/25/37(d)	1,539	1,475,851
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.496%, 2/25/37(d)	1,785	29,302

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

RAAC Series Series 2006-SP3, Class A1 0.346%, 8/25/36(d)	$225	$216,835
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.436%, 3/25/35(d)	79	77,833
Series 2005-RZ1, Class A2 0.466%, 4/25/35(d)	119	118,814

		2,936,847

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.41%, 12/25/32	714	454,695
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	678	484,212
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35	3	2,982
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	88	88,866
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35	12	11,919

		1,042,674

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,000	924,301

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.366%, 2/25/47(a)(d)	2,220	33,300
SLM Student Loan Trust Series 2003-C, Class A1 0.729%, 9/15/16(d)	199	193,957

		227,257

Total Asset-Backed Securities (cost $48,321,957)		35,497,352

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.4%
United States – 2.4%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $31,218,806)	$29,593	$31,081,597

GOVERNMENTS - SOVEREIGN BONDS – 2.1%
Brazil – 0.8%
Republic of Brazil 8.25%, 1/20/34	8,475	10,487,813

Peru – 0.6%
Republic of Peru 8.375%, 5/03/16	1,995	2,334,150
9.875%, 2/06/15	4,245	5,253,187

		7,587,337

Poland – 0.4%
Poland Government International Bond 6.375%, 7/15/19	5,105	5,475,113

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,567	3,656,544

Total Governments - Sovereign Bonds (cost $24,740,721)		27,206,807

CORPORATES - NON-INVESTMENT GRADES – 2.1%
Industrial – 1.5%
Basic – 0.4%
United States Steel Corp. 5.65%, 6/01/13	3,901	3,717,200
7.00%, 2/01/18	1,260	1,202,267
Westvaco Corp. 8.20%, 1/15/30	670	658,363

		5,577,830

Capital Goods – 0.7%
Masco Corp. 4.80%, 6/15/15	4,795	4,153,093
6.125%, 10/03/16	5,040	4,606,036

		8,759,129

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	3,950,620

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22	$1,684	$1,338,752

		19,626,331

Financial Institutions – 0.6%
Banking – 0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,755,000
RBS Capital Trust III 5.512%, 9/30/14(c)	562	236,040
Zions Bancorp 5.50%, 11/16/15	1,420	1,079,200

		3,070,240

Finance – 0.4%
American General Finance Corp. Series G 5.375%, 9/01/09	1,705	1,705,000
CIT Group, Inc. 5.85%, 9/15/16	4,960	2,780,189

		4,485,189

		7,555,429

Total Corporates - Non-Investment Grades (cost $30,910,616)		27,181,760

AGENCIES – 1.3%
Agency Debentures – 1.3%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	14,819,186
6.625%, 11/15/30	1,710	2,148,147

Total Agencies (cost $16,590,248)		16,967,333

QUASI-SOVEREIGNS – 1.3%
Russia – 1.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	4,470	4,011,825
7.75%, 5/29/18(a)	13,270	12,805,550

Total Quasi-Sovereigns (cost $17,207,201)		16,817,375

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 1.1%
Non-Agency ARMS – 0.8%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.301%, 2/25/36(c)	$3,199	$1,695,471
Series 2006-3, Class 22A1 5.956%, 5/25/36(c)	1,442	714,544
Series 2007-1, Class 21A1 5.649%, 1/25/47(c)	2,150	1,111,376
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.122%, 5/25/35(c)	3,437	2,813,051
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)	3,797	2,317,953
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.131%, 6/26/35(a)	756	734,601
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.902%, 5/25/36(c)	1,854	955,555

		10,342,551

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.051%, 12/25/35(d)	1,426	741,606
Series 2006-OA14, Class 3A1 1.901%, 11/25/46(d)	4,740	1,812,621
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.796%, 2/25/35(d)	2,974	143,666
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.376%, 3/25/36(d)	42	41,596

		2,739,489

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.536%, 5/28/35	392	356,556

Total CMOs (cost $26,175,398)		13,438,596

GOVERNMENTS - SOVEREIGN AGENCIES – 1.0%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 5.125%, 3/14/16	2,795	3,077,779

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Landwirtschaftliche Rentenbank 5.125%, 2/01/17	$2,695	$2,914,448

		5,992,227

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,346,338

United Kingdom – 0.5%
The Royal Bank of Scotland PLC 2.625%, 5/11/12(a)	6,000	6,085,620

Total Governments - Sovereign Agencies (cost $12,995,800)		13,424,185

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	1,987,819
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,080,100

Total Supranationals (cost $5,077,330)		5,067,919

	Shares
SHORT-TERM INVESTMENTS – 9.5%
Investment Companies – 9.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(e) (cost $122,066,141)	122,066,141	122,066,141

Total Investments – 107.4% (cost $1,396,664,014)		1,375,907,901
Other assets less liabilities – (7.4)%		(95,156,414)

Net Assets – 100.0%		$1,280,751,487

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$11,500	9/17/13	3 Month LIBOR	3.565%	$679,946

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Canadian Dollar settling 10/28/09	10,969	$10,141,862	$10,020,477	$121,385
Canadian Dollar settling 10/28/09	22,075	20,046,799	20,165,991	(119,192)
Hungarian Forint settling 9/14/09	1,212,727	5,952,032	6,369,984	(417,952)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $77,401,694 or 6.0% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2009.

(c)	Variable rate coupon, rate shown as of August 31, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(e)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2009, the fund’s total exposure to subprime investments was 1.06% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $88,533,540.

Currency Abbreviations:

CAD – Canadian Dollar

HUF – Hungarian Forint

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 98.9%
United States – 98.9%
U.S. Treasury Notes 1.625%, 1/15/15-1/15/18 (TIPS)	$145,285	$144,628,005
1.875%, 7/15/13-7/15/15 (TIPS)	101,807	103,393,999
2.00%, 7/15/14-1/15/26 (TIPS)	103,753	105,126,226
2.125%, 1/15/19 (TIPS)	32,591	33,548,523
2.375%, 1/15/17 (TIPS)	60,339	62,959,907
3.00%, 7/15/12 (TIPS)	61,008	64,077,845
3.375%, 1/15/12 (TIPS)	48,527	51,150,914
3.50%, 1/15/11 (TIPS)	14,205	14,746,111

Total Inflation-Linked Securities (cost $568,456,725)		579,631,530

	Shares
SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $5,011,725)	5,011,725	5,011,725

Total Investments – 99.7% (cost $573,468,450)		584,643,255
Other assets less liabilities – 0.3%		1,677,465

Net Assets – 100.0%		$586,320,720

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2009

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.6%
Industrial – 54.3%
Basic – 6.6%
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		$1,050	$766,500
Arch Western Finance LLC 6.75%, 7/01/13(b)		670	639,850
Domtar Corp. 7.125%, 8/15/15		2,500	2,406,250
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	571,200
8.25%, 5/01/16(a)		375	378,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.94%, 11/15/14(c)		525	341,250
9.75%, 11/15/14		525	393,750
Huntsman International LLC 7.875%, 11/15/14		1,330	1,183,700
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		3,500	1,610,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(d)		630	395,325
Kronos International, Inc. 6.50%, 4/15/13	EUR	2,000	1,404,927
MacDermid, Inc. 9.50%, 4/15/17(a)		$675	567,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(e)		928	547,683
NewMarket Corp. 7.125%, 12/15/16		615	559,650
NewPage Corp. 10.00%, 5/01/12		1,647	893,497
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		1,561	905,380
Novelis, Inc. 7.25%, 2/15/15(b)		2,190	1,773,900
Peabody Energy Corp. 5.875%, 4/15/16		900	828,000
7.375%, 11/01/16		545	545,000
Series B 6.875%, 3/15/13		415	415,000
Rhodia SA 3.746%, 10/15/13(a)(c)	EUR	1,480	1,819,381
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)		$2,650	1,643,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		$1,938	$1,848,464
9.75%, 7/29/13(a)		1,100	1,062,875
Steel Dynamics Inc. 8.25%, 4/15/16(a)(b)		2,230	2,190,975
United States Steel Corp. 7.00%, 2/01/18		1,825	1,741,379
Vedanta Resources PLC 8.75%, 1/15/14(a)		2,600	2,535,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	407,250

			30,374,936

Capital Goods – 5.6%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,170	772,200
AMH Holdings, Inc. 11.25%, 3/01/14(b)		1,635	882,900
Berry Plastics Holding Corp. 8.875%, 9/15/14		1,260	1,108,800
Bombardier, Inc. 6.30%, 5/01/14(a)		2,015	1,863,875
8.00%, 11/15/14(a)		1,120	1,093,400
Case Corp. 7.25%, 1/15/16		935	890,588
Case New Holland, Inc. 7.125%, 3/01/14		1,490	1,422,950
Crown Americas 7.625%, 11/15/13		500	497,500
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	781	716,570
Hanson Australia Funding Ltd. 5.25%, 3/15/13		$2,824	2,372,160
Hanson Ltd. 6.125%, 8/15/16		706	550,680
L-3 Communications Corp. 5.875%, 1/15/15		828	774,180
Masco Corp. 6.125%, 10/03/16		920	840,784
Nortek, Inc. 8.50%, 9/01/14		2,710	1,273,700
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		2,530	2,460,425
Owens Corning, Inc. 6.50%, 12/01/16		1,210	1,147,110
7.00%, 12/01/36		1,555	1,180,511

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		$990	$945,450
Ply Gem Industries, Inc. 9.00%, 2/15/12		900	384,750
11.75%, 6/15/13		675	563,625
Sequa Corp. 11.75%, 12/01/15(a)		1,270	800,100
Terex Corp. 8.00%, 11/15/17		786	666,135
United Rentals North America, Inc. 6.50%, 2/15/12		1,155	1,108,800
7.75%, 11/15/13		2,075	1,722,250

			26,039,443

Communications - Media – 5.3%
Allbritton Communications Co. 7.75%, 12/15/12		1,351	1,155,105
Cablevision Systems Corp. Series B 8.00%, 4/15/12(b)		1,637	1,673,833
CCH I LLC 11.75%, 5/15/14(b)(d)		9,037	79,074
CCH I LLC / CCH I Capital Corp. 11.00%, 10/01/15(d)		2,200	308,000
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)	EUR	398	516,368
Charter Communications Operations LLC 10.00%, 4/30/12(a)(b)		$800	806,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		5,809	1,946,015
5.75%, 1/15/13		3,641	1,419,990
CSC Holdings, Inc. 6.75%, 4/15/12		565	567,825
7.625%, 7/15/18		535	512,263
7.875%, 2/15/18		640	620,800
Dex Media West LLC/Dex Media West Finance Co. Series B 8.50%, 8/15/10(d)		444	368,520
Echostar DBS Corp. 6.625%, 10/01/14		970	921,500
7.125%, 2/01/16		650	624,000
Intelsat Bermuda Ltd. 11.25%, 6/15/16		1,612	1,680,510
Lamar Media Corp. 6.625%, 8/15/15		890	796,550
Liberty Media Corp. 5.70%, 5/15/13		545	517,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LIN Television Corp. 6.50%, 5/15/13	$725	$587,250
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(f)	630	441,000
Quebecor Media, Inc. 7.75%, 3/15/16	1,755	1,654,087
Rainbow National Services LLC 8.75%, 9/01/12(a)	1,224	1,236,240
10.375%, 9/01/14(a)	473	494,285
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(d)	705	41,419
Series A-2 6.875%, 1/15/13(d)	2,248	132,070
Series A-3 8.875%, 1/15/16(d)	2,740	160,975
Series A-4 8.875%, 10/15/17(d)	6,350	373,062
Sirius Satellite Radio, Inc. 9.625%, 8/01/13	545	482,325
Univision Communications Inc. 9.75%, 3/15/15(a)(e)	2,260	1,446,400
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	982	245,500
WMG Holdings Corp. 9.50%, 12/15/14(f)	3,196	2,780,520

		24,589,236

Communications - Telecommunications – 5.0%
American Tower Corp. 7.00%, 10/15/17	310	304,188
Cincinnati Bell, Inc. 8.375%, 1/15/14	1,740	1,687,800
Cricket Communications, Inc. 9.375%, 11/01/14	2,085	1,965,112
Digicel Ltd. 9.25%, 9/01/12(a)	1,077	1,074,307
Fairpoint Communications, Inc. Series 1 13.125%, 4/01/13	1,966	353,897
Frontier Communications Corp. 6.25%, 1/15/13	627	591,731
9.00%, 8/15/31	1,145	1,054,831
Inmarsat Finance PLC 7.625%, 6/30/12	835	826,650
10.375%, 11/15/12(b)	1,037	1,075,887

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 8.75%, 2/15/17	$2,360	$1,840,800
9.25%, 11/01/14	1,200	990,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	2,358	2,431,688
Qwest Capital Funding, Inc. 7.25%, 2/15/11	2,029	1,998,565
Qwest Communications International, Inc. 7.50%, 2/15/14(b)	350	337,750
Sprint Capital Corp. 6.875%, 11/15/28	1,315	956,663
8.75%, 3/15/32	1,180	979,400
Sprint Nextel Corp. 6.00%, 12/01/16	1,000	840,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	740	752,950
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)	2,060	2,054,850
Windstream Corp. 8.625%, 8/01/16	1,070	1,074,013

		23,191,082

Consumer Cyclical - Automotive – 3.0%
Affinia Group, Inc. 9.00%, 11/30/14	495	436,219
Allison Transmission, Inc. 11.00%, 11/01/15(a)	560	504,000
ArvinMeritor, Inc. 8.75%, 3/01/12	900	769,500
Ford Motor Credit Co. LLC 3.26%, 1/13/12(c)	2,785	2,318,512
7.00%, 10/01/13	4,474	3,989,748
8.00%, 12/15/16	2,665	2,334,921
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11	550	555,500
9.00%, 7/01/15	1,307	1,326,605
Keystone Automotive Operations, Inc. 9.75%, 11/01/13	1,436	376,950
Tenneco, Inc. 8.625%, 11/15/14	1,475	1,298,000
Visteon Corp. 7.00%, 3/10/14(d)	1,795	107,700

		14,017,655

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16	520	538,200

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 8.375%, 4/15/12	$2,460	$1,857,300
Boyd Gaming Corp. 7.75%, 12/15/12	737	725,945
Broder Brothers Co. 12.00%, 10/15/13(e)(g)	285	117,342
Chukchansi Economic Development Authority 8.00%, 11/15/09(a)	540	432,000
DR Horton, Inc. 4.875%, 1/15/10	250	249,375
6.50%, 4/15/16	1,180	1,091,500
Gaylord Entertainment Co. 8.00%, 11/15/13	1,307	1,192,637
Greektown Holdings LLC 10.75%, 12/01/13(a)(d)	850	182,750
Harrah’s Operating Co., Inc. 5.75%, 10/01/17	514	232,585
6.50%, 6/01/16	5,352	2,461,920
10.75%, 2/01/16	1,766	1,143,485
10.00%, 12/15/18(a)	1,945	1,361,500
Host Hotels & Resorts LP 6.875%, 11/01/14	385	364,788
Series Q 6.75%, 6/01/16	935	869,550
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16	1,355	758,800
KB Home 6.375%, 8/15/11	125	123,750
Levi Strauss & Co. 8.875%, 4/01/16	742	742,000
MGM Mirage 6.625%, 7/15/15	3,952	2,835,560
7.625%, 1/15/17	3,660	2,616,900
8.375%, 2/01/11	1,024	867,840
Mohegan Tribal Gaming Authority 7.125%, 8/15/14	1,155	808,500
Penn National Gaming, Inc. 6.875%, 12/01/11	496	496,000
Pulte Homes, Inc. 5.25%, 1/15/14	590	554,600
Quiksilver, Inc. 6.875%, 4/15/15	650	412,750
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(d)	316	262,280
Six Flags, Inc. 9.625%, 6/01/14(d)	763	64,855

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	$1,610	$1,517,425
7.875%, 5/01/12	539	541,695
Station Casinos, Inc. 6.625%, 3/15/18(d)	3,610	126,350
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	1,097	1,064,090
Universal City Development Partners 11.75%, 4/01/10	610	608,475
Universal City Florida Holding Co. 8.375%, 5/01/10	630	576,450
William Lyon Homes, Inc. 10.75%, 4/01/13	1,597	654,770
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	1,635	1,504,200

		29,419,967

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15	415	294,650

Consumer Cyclical - Retailers – 2.9%
Asbury Automotive Group, Inc. 8.00%, 3/15/14	550	492,250
Autonation, Inc. 2.509%, 4/15/13(c)	175	163,187
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14	1,195	737,912
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	555	520,313
Couche-Tard US/Finance 7.50%, 12/15/13	1,006	1,006,000
Dollar General Corp. 10.625%, 7/15/15	510	566,100
GSC Holdings Corp. 8.00%, 10/01/12	790	799,875
Limited Brands, Inc. 5.25%, 11/01/14	1,028	929,410
6.90%, 7/15/17	845	771,160
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	960	868,583
5.90%, 12/01/16	1,495	1,317,838
Michaels Stores, Inc. 10.00%, 11/01/14	1,345	1,284,475
11.375%, 11/01/16	1,165	1,001,900
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(e)	604	450,263

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 6.875%, 8/15/13	$2,080	$1,560,000
9.50%, 6/15/17	445	320,400
Toys R US, Inc. 7.375%, 10/15/18	900	661,500

		13,451,166

Consumer Non - Cyclical – 5.7%
ACCO Brands Corp. 7.625%, 8/15/15	1,000	745,000
Aramark Corp. 8.50%, 2/01/15	1,710	1,658,700
Bausch & Lomb, Inc. 9.875%, 11/01/15	740	741,850
Biomet, Inc. 11.625%, 10/15/17	520	549,900
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15	1,775	1,464,375
Community Health Systems, Inc. 8.875%, 7/15/15	891	894,341
DaVita, Inc. 6.625%, 3/15/13	950	921,500
7.25%, 3/15/15	719	693,835
Dean Foods Co. 7.00%, 6/01/16	921	861,135
Del Monte Corp. 6.75%, 2/15/15	395	383,150
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14	520	499,200
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	2,825	2,740,250
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	670	704,337
HCA, Inc. 6.375%, 1/15/15	1,948	1,704,500
6.50%, 2/15/16	1,520	1,322,400
6.75%, 7/15/13	1,150	1,069,500
9.625%, 11/15/16(e)	2,803	2,831,030
Healthsouth Corp. 10.75%, 6/15/16	980	1,036,350
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14	1,174	1,147,585
New Albertsons, Inc. 7.45%, 8/01/29	1,220	991,250
Select Medical Corp. 7.625%, 2/01/15	910	828,100
Stater Brothers Holdings 8.125%, 6/15/12	594	599,198

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Universal Hospital Services, Inc. 4.635%, 6/01/15(c)	$895	$724,950
Viant Holdings, Inc. 10.12%, 7/15/17(a)	567	532,980
Visant Corp. 7.625%, 10/01/12	883	887,415

		26,532,831

Energy – 5.0%
Chaparral Energy, Inc. 8.875%, 2/01/17	900	603,000
Chesapeake Energy Corp. 6.50%, 8/15/17	2,350	2,073,875
6.625%, 1/15/16	2,195	1,994,706
6.875%, 1/15/16	270	247,725
7.50%, 9/15/13	805	788,900
CIE Generale De Geophysique 7.50%, 5/15/15	1,285	1,220,750
7.75%, 5/15/17	195	184,275
Complete Production Services, Inc. 8.00%, 12/15/16	1,325	1,136,188
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13	1,510	1,087,200
Forest Oil Corp. 7.25%, 6/15/19	1,140	1,071,600
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	1,425	1,314,562
Mariner Energy, Inc. 11.75%, 6/30/16	361	380,855
Newfield Exploration Co. 7.125%, 5/15/18	1,135	1,103,788
OPTI Canada, Inc. 8.25%, 12/15/14	2,088	1,357,200
PetroHawk Energy Corp. 9.125%, 7/15/13	1,706	1,731,590
Pioneer Natural Resources Co. 5.875%, 7/15/16	995	884,773
Plains Exploration & Production Co. 7.75%, 6/15/15	2,015	1,954,550
Pride International, Inc. 7.375%, 7/15/14	634	640,340
Range Resources Corp. 7.50%, 5/15/16	940	930,600
Southwestern Energy Co. 7.50%, 2/01/18(a)	1,025	1,031,406
Tesoro Corp. 6.25%, 11/01/12	680	649,400
6.50%, 6/01/17	760	668,800

		23,056,083

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 1.4%
Central European Distribution Corp. 8.00%, 7/25/12(a)	EUR	173	$240,294
Neenah Foundary Co. 9.50%, 1/01/17		$1,350	509,625
Noble Group Ltd. 6.625%, 3/17/15(a)		2,000	1,923,272
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		1,455	1,338,600
11.75%, 8/01/16		365	306,600
Sensus Metering Systems, Inc. 8.625%, 12/15/13		655	635,350
Trimas Corp. 9.875%, 6/15/12		985	884,038
Yioula Glassworks SA 9.00%, 12/01/15(a)	EUR	900	425,779

			6,263,558

Services – 1.9%
Expedia, Inc. 8.50%, 7/01/16(a)		$1,070	1,083,375
Realogy Corp. 10.50%, 4/15/14		895	532,525
12.375%, 4/15/15		2,505	1,014,525
Service Corp. International 6.75%, 4/01/16		2,925	2,749,500
The ServiceMaster Co. 10.75%, 7/15/15(a)(e)		1,760	1,566,400
Ticketmaster Entertainment, Inc. 10.75%, 8/01/12		685	657,600
Travelport LLC 9.875%, 9/01/14		535	453,413
West Corp. 9.50%, 10/15/14		750	691,875

			8,749,213

Technology – 4.2%
Amkor Technology, Inc. 9.25%, 6/01/16		2,210	2,265,250
Avago Technologies Finance 10.125%, 12/01/13(b)		755	788,975
Ceridian Corp. 11.25%, 11/15/15		450	382,500
Eastman Kodak Co. 7.25%, 11/15/13		450	352,125
First Data Corp. 9.875%, 9/24/15		3,556	3,040,380
11.25%, 3/31/16(a)		2,350	1,797,750

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Flextronics International Ltd. 6.50%, 5/15/13		$418	$400,235
Freescale Semiconductor, Inc. 8.875%, 12/15/14		3,130	2,112,750
10.125%, 12/15/16		2,200	1,221,000
Iron Mountain, Inc. 6.625%, 1/01/16		1,360	1,285,200
7.75%, 1/15/15		450	448,875
Lucent Technologies, Inc. 6.45%, 3/15/29		1,260	856,800
NXP BV / NXP Funding LLC 3.259%, 10/15/13(c)		1,000	620,000
9.50%, 10/15/15		920	478,400
Sanmina Corp. 8.125%, 3/01/16		500	431,250
Seagate Technology HDD Holding 6.375%, 10/01/11		553	544,705
Serena Software, Inc. 10.375%, 3/15/16		875	822,500
Sungard Data Systems, Inc. 9.125%, 8/15/13		1,012	1,001,880
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)		675	406,687

			19,257,262

Transportation - Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12		1,570	706,500
Continental Airlines, Inc. 8.75%, 12/01/11		1,330	1,007,475
Series 2003-ERJ1 7.875%, 7/02/18		525	343,724

			2,057,699

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14		1,300	1,267,500

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		1,660	1,319,700
Hertz Corp. 8.875%, 1/01/14		1,145	1,096,338

			2,416,038

			251,516,519

Financial Institutions – 11.4%
Banking – 3.6%
ABN Amro Bank NV 4.31%, 3/10/16(h)	EUR	1,805	1,293,823
BOI Capital Funding No. 3 6.107%, 2/04/16(a)(h)		$4,903	1,863,140

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(h)	EUR	1,300	$596,377
Dexia Credit Local 4.30%, 11/18/15(h)		1,750	1,179,136
HBOS Capital Funding LP 4.939%, 5/23/16(h)		458	242,938
6.071%, 6/30/14(a)(h)		$2,700	1,161,000
HBOS Euro Finance LP 7.627%, 12/09/11(h)	EUR	782	515,694
HT1 Funding GmbH 6.352%, 6/30/17(h)		2,600	1,772,769
KBC Bank Funding Trust III 9.86%, 11/02/09(a)(h)		$2,406	1,320,293
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(h)		1,700	731,000
6.657%, 5/21/37(a)(h)		4,525	1,945,750
Northern Rock PLC 5.60%, 4/30/14(a)(h)		3,620	352,950
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(h)		2,715	1,330,350
7.64%, 9/29/17(h)		4,100	1,804,000
Zions Bancorporation 5.50%, 11/16/15		665	505,400
6.00%, 9/15/15		220	158,688

			16,773,308

Brokerage – 0.5%
E*Trade Financial Corp. 7.375%, 9/15/13		1,925	1,650,687
Nuveen Investments, Inc. 10.50%, 11/15/15(a)		900	675,000

			2,325,687

Finance – 4.3%
American General Finance Corp. 6.90%, 12/15/17		1,930	1,191,711
Series I 4.875%, 7/15/12		1,700	1,194,236
Capmark Financial Group, Inc. 7.875%, 5/10/12		3,666	751,273
CIT Group, Inc. 5.125%, 9/30/14		2,450	1,377,797
5.40%, 1/30/16		4,780	2,686,422
6.10%, 3/15/67(h)		3,465	346,500
7.625%, 11/30/12		2,980	1,688,370
GMAC LLC 6.75%, 12/01/14(a)		1,657	1,358,740
6.875%, 9/15/11(a)		2,435	2,246,288
8.00%, 11/01/31(a)		1,332	1,028,970

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. 10.00%, 6/15/14(a)	$1,500	$1,072,500
Series B 5.125%, 4/01/11	2,325	1,255,500
Residential Capital LLC 8.375%, 6/30/10(b)	1,625	1,048,125
9.625%, 5/15/15	4,195	2,768,700

		20,015,132

Insurance – 2.3%
AGFC Capital Trust I 6.00%, 1/15/67(a)(h)	5,600	1,876,000
American International Group, Inc. 6.25%, 3/15/37	2,711	1,111,510
8.175%, 5/15/38(h)	2,325	1,092,750
Crum & Forster Holdings Corp. 7.75%, 5/01/17	760	687,800
Genworth Financial, Inc. 6.15%, 11/15/66(h)	3,265	1,665,150
ING Capital Funding Trust III 8.439%, 12/31/10(h)	1,794	1,022,580
ING Groep NV 5.775%, 12/08/15(h)	1,291	716,505
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,645	1,151,500
MBIA Insurance Corp. 14.00%, 1/15/33(a)(h)	3,315	1,342,575

		10,666,370

Other Finance – 0.4%
Aiful Corp. 6.00%, 12/12/11(a)	3,641	1,529,220
iPayment, Inc. 9.75%, 5/15/14	675	435,375

		1,964,595

REITS – 0.3%
AMR Real Estate PTR/FIN 7.125%, 2/15/13	1,200	1,140,000

		52,885,092

Utility – 5.7%
Electric – 4.4%
The AES Corp. 7.75%, 3/01/14	1,430	1,392,463
8.00%, 10/15/17	1,240	1,187,300
8.75%, 5/15/13(a)	140	142,100
Dynegy Holdings, Inc. 7.75%, 6/01/19	2,360	1,675,600
8.375%, 5/01/16	980	793,800

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10	$183	$179,264
Series B 7.67%, 11/08/16	1,222	1,093,690
Edison Mission Energy 7.00%, 5/15/17	2,340	1,787,175
7.50%, 6/15/13	360	320,400
7.75%, 6/15/16	1,695	1,381,425
Energy Future Holdings Corp. 10.875%, 11/01/17	1,545	1,104,675
Mirant Americas Generation LLC 8.50%, 10/01/21	2,325	1,918,125
NRG Energy, Inc. 7.25%, 2/01/14	420	408,450
7.375%, 2/01/16-1/15/17	1,705	1,628,025
RRI Energy, Inc. 7.625%, 6/15/14	765	699,975
7.875%, 6/15/17	840	745,500
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15	2,151	1,425,037
TXU Corp. Series P 5.55%, 11/15/14	1,957	1,258,052
Series Q 6.50%, 11/15/24	3,106	1,479,583

		20,620,639

Natural Gas – 1.3%
El Paso Corp. Series G 7.375%, 12/15/12	745	755,561
7.75%, 1/15/32	855	761,341
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(h)	2,535	2,199,112
Kinder Morgan Finance Co. 5.70%, 1/05/16	1,135	1,038,525
Regency Energy Partners 8.375%, 12/15/13	1,089	1,069,943

		5,824,482

		26,445,121

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)	15,660	15,425,100

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)		$3,881	$4,026,513

			19,451,613

Total Corporates - Non-Investment Grades (cost $394,431,590)			350,298,345

CORPORATES - INVESTMENT GRADES – 13.6%
Financial Institutions – 6.6%
Banking – 4.1%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	1,091,485
American Express Co. 6.80%, 9/01/66(h)		$900	702,000
Barclays Bank PLC 4.75%, 3/15/20(h)	EUR	1,820	1,435,033
5.926%, 12/15/16(a)(h)		$1,800	1,242,000
BBVA International Preferred SA Unipersonal 3.798%, 9/22/15(h)	EUR	1,300	1,285,938
5.919%, 4/18/17(h)		$640	430,080
The Bear Stearns Co., Inc. 5.55%, 1/22/17		935	945,625
Capital One Financial Corp. 6.75%, 9/15/17		663	665,492
Citigroup, Inc. 5.50%, 4/11/13		400	398,140
Countrywide Financial Corp. 5.80%, 6/07/12		515	534,362
6.25%, 5/15/16		1,221	1,184,459
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		56	56,543
Credit Agricole SA 6.637%, 5/31/17(a)(h)		1,800	1,188,000
Fifth Third Bancorp 6.25%, 5/01/13		475	483,336
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(a)(h)		2,800	1,330,000
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		2,065	1,932,685
National Capital Trust II 5.486%, 3/23/15(a)(h)		647	465,840
Rabobank Nederland 11.00%, 6/30/19(a)(h)		125	147,656

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Societe Generale 4.196%, 1/26/15(h)	EUR	1,350	$1,316,044
Swedbank 5.75%, 3/17/16(h)	GBP	1,350	1,141,543
UBS AG/Jersey 4.28%, 4/15/15(h)	EUR	1,600	1,390,018

			19,366,279

Finance – 1.1%
International Lease Finance Corp. 6.375%, 3/25/13		$3,465	2,718,937
SLM Corp. 5.125%, 8/27/12		255	200,175
Series A 4.50%, 7/26/10		845	808,432
5.00%, 10/01/13		1,750	1,282,352

			5,009,896

Insurance – 1.4%
Assured Guaranty US Holdings Series A 6.40%, 12/15/66		952	514,080
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	404,375
MetLife, Inc. 10.75%, 8/01/39		695	782,069
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,063,498
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24(h)	AUD	1,000	620,172
XL Capital Finance Europe PLC 6.50%, 1/15/12		$1,800	1,801,975
XL Capital Ltd. Series E 6.50%, 4/15/17(h)		2,100	1,239,000

			6,425,169

			30,801,344

Industrial – 4.7%
Basic – 1.2%
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,081	1,094,184
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,235	1,287,488
The Mosaic Co. 7.625%, 12/01/16(a)(b)		1,875	1,931,250
Weyerhaeuser Co. 7.375%, 3/15/32		1,385	1,165,160

			5,478,082

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Allied Waste North America, Inc. 6.375%, 4/15/11	$503	$523,258
Series B 7.125%, 5/15/16	1,053	1,095,120
Tyco International Finance SA 8.50%, 1/15/19	700	845,134

		2,463,512

Communications - Media – 0.2%
DirecTV Holdings LLC 6.375%, 6/15/15	811	821,138

Communications - Telecommunications – 0.9%
Alltel Corp. 7.875%, 7/01/32	750	919,825
Embarq Corp. 6.738%, 6/01/13	715	764,684
Qwest Corp. 6.50%, 6/01/17	770	708,400
6.875%, 9/15/33	2,240	1,747,200

		4,140,109

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15	1,443	1,318,179

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(h)	1,000	790,000

Consumer Non - Cyclical – 0.7%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	580	603,423
Coventry Health Care, Inc. 5.875%, 1/15/12	683	682,765
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13	1,245	1,328,554
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	832	782,080

		3,396,822

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15	856	867,245

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Computer Sciences Corp. 5.50%, 3/15/13	$600	$630,276
Motorola, Inc. 7.50%, 5/15/25	1,470	1,266,092
Xerox Corp. 6.40%, 3/15/16	535	546,369

		2,442,737

		21,717,824

Utility – 1.9%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11	570	605,744
8.25%, 4/15/12(a)(b)	830	899,857
Aquila, Inc. 11.875%, 7/01/12(b)	596	676,460
Oncor Electric Delivery Co. 5.95%, 9/01/13	490	529,834
6.80%, 9/01/18	1,140	1,295,949
Sierra Pacific Power Co. Series M 6.00%, 5/15/16	440	457,114
Teco Finance, Inc. 6.572%, 11/01/17	500	502,163
7.00%, 5/01/12	722	762,468

		5,729,589

Natural Gas – 0.7%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	570	598,702
Williams Co., Inc. 7.625%, 7/15/19	689	747,289
7.875%, 9/01/21	1,634	1,769,351

		3,115,342

		8,844,931

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)	1,625	1,699,149

Total Corporates - Investment Grades (cost $59,558,767)		63,063,248

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.8%
Industrial – 1.8%
Basic – 0.3%
Evraz Group SA 8.25%, 11/10/15(a)		$1,369	$1,194,452
8.875%, 4/24/13(a)		200	182,750

			1,377,202

Consumer Cyclical - Other – 0.6%
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,385	2,116,688
8.75%, 2/02/11		846	837,540

			2,954,228

Consumer Cyclical - Retailers – 0.3%
Edcon Holdings Proprietary Ltd. 6.777%, 6/15/15(a)(c)	EUR	1,800	1,432,166

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)		$1,128	1,439,219

Other Industrial – 0.3%
New Reclamation Group 8.125%, 2/01/13(a)		689	661,483
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	535,449

			1,196,932

Total Emerging Markets - Corporate Bonds (cost $7,694,003)			8,399,747

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.02%, 6/15/38		2,375	1,898,332
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A4 5.716%, 2/15/51		1,100	804,407
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,545,820
Series 2007-LD11, Class A4 6.006%, 6/15/49		2,000	1,691,531

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, 11/15/38	$1,875	$1,652,297

Total Commercial Mortgage-Backed Securities (cost $8,356,163)		7,592,387

BANK LOANS – 1.6%
Industrial – 1.4%
Basic – 0.5%
Lyondell Chemical Company 3.77%, 12/20/13(c)	1,085	523,509
4.02%, 12/22/14(c)	657	317,128
7.00%, 12/22/14(c)	2,852	1,376,106

		2,216,743

Consumer Cyclical - Other – 0.4%
Las Vegas Sands LLC 2.09%, 5/23/14(c)	2,043	1,591,287
2.09%, 5/23/14(c)	413	321,505

		1,912,792

Energy – 0.5%
Ashmore Energy International 3.26%, 3/30/12(c)	250	223,431
3.60%, 3/30/14(c)	2,174	1,945,763

		2,169,194

		6,298,729

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 13.00%, 1/20/12(c)	1,080	1,126,127

Total Bank Loans (cost $5,009,884)		7,424,856

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)	1,650	1,604,625
9.125%, 7/02/18(a)	950	915,562

		2,520,187

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	2,030	1,821,925

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17	$2,250	$1,237,500

Total Quasi-Sovereigns (cost $4,693,168)		5,579,612

EMERGING MARKETS - SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentina Bonos 7.00%, 10/03/15	2,100	1,255,450

Ukraine – 0.3%
Government of Ukraine 6.75%, 11/14/17(a)	930	762,693
6.875%, 3/04/11(a)	700	659,750

		1,422,443

Total Emerging Markets - Sovereigns (cost $2,409,439)		2,677,893

	Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
Preferred Blocker, Inc. 7.00%(a)	1,687	784,824

REITS – 0.1%
Sovereign REIT 12.00%(a)	624	561,600

		1,346,424

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(h)	36,525	78,164
Federal National Mortgage Association 8.25%(h)	54,625	109,250

		187,414

Total Preferred Stocks (cost $3,520,973)		1,533,838

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 0.3%
Non-Agency Floating Rate – 0.3%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 6.172%, 11/25/37 (cost $1,176,273)	$1,924	$1,210,898

	Contracts(j)
OPTIONS PURCHASED - PUTS – 0.1%
PUT 100 S&P 500 Index Expiration: Sep `09, Exercise Price: $840.00(i)	232	13,920
Expiration: Sep `09, Exercise Price: $750.00(i)	650	16,250
Expiration: Dec `09, Exercise Price: $850.00(i)	320	480,000

Total Options Purchased - Puts (cost $1,973,206)		510,170

	Shares
COMMON STOCK – 0.0%
Broder Brothers Co.(i) (cost $0)	28,873	0

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(k) (cost $4,607,543)	4,607,543	4,607,543

Total Investments – 97.7% (cost $493,431,015)		452,898,537
Other assets less liabilities – 2.3%		10,501,001

Net Assets – 100.0%		$463,399,538

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at August 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Stanley Capital Services Inc.: Residential Capital, LLC 6.50%, 4/17/13, 6/30/10*	(5.00)	37.524	1,625	336,743	(337,513)	(770)
XL Capital LTD 5.25%, 9/15/14, 3/20/12*	(5.00)	2.474	1,260	(89,303)	(107,719)	(197,022)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Euro settling 9/10/09	1,384	$1,994,217	$1,984,572	$(9,645)

Sale Contracts:
British Pound settling 11/09/09	575	948,031	935,676	12,355
Euro settling 9/10/09	7,862	10,943,045	11,270,663	(327,618)
Euro settling 9/10/09	326	458,189	468,020	(9,831)
Euro settling 9/10/09	757	1,054,638	1,084,996	(30,358)
Euro settling 9/10/09	489	694,769	700,936	(6,167)
Euro settling 9/10/09	2,430	3,457,305	3,483,040	(25,735)
Euro settling 9/10/09	921	1,324,867	1,320,118	4,749
Euro settling 9/10/09	284	409,262	407,710	1,552
Euro settling 9/10/09	61	87,409	87,168	241
Euro settling 9/10/09	62	89,114	89,369	(255)
Euro settling 9/10/09	297	423,196	426,292	(3,096)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate market value of these securities amounted to $108,220,218 or 23.4% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2009.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2009.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.03% of net assets as of August 31, 2009, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co.
12.00%, 10/15/13	8/05/2005	$604,202	$117,342	0.03%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

(h)	Variable rate coupon, rate shown as of August 31, 2009.

(i)	Non-income producing security.

(j)	One contract relates to 100 shares.

(k)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro Dollar
GBP	– Great British Pound

Glossary:

CMBS	– Commercial Mortgage-Backed Securities
LP	– Limited Partnership
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Trustees on August 4-6, 2009.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High-Yield Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fees[5]	Net Assets 06/30/09 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,921.2	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,387.6	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$694.8	Wealth Preservation Strategy
Set forth below are the total expense ratios of the Funds for the most recent semi-annual period:

Strategy	Total Expense Ratio		Fiscal Year End
Balanced Wealth Strategy	Advisor	0.71%	August 31 (ratio as of February 28, 2009)
	Class A	1.01%
	Class B	1.74%
	Class C	1.72%
	Class R	1.33%
	Class K	1.03%
	Class I	0.71%

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

5	The advisory fees for the Funds are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis.

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategy	Total Expense Ratio		Fiscal Year End
Wealth Appreciation Strategy	Advisor	0.85%	August 31 (ratio as of February 28, 2009)
	Class A	1.15%
	Class B	1.89%
	Class C	1.86%
	Class R	1.46%
	Class K	1.15%
	Class I	0.81%

Wealth Preservation Strategy	Advisor	0.70%	August 31 (ratio as of February 28, 2009)
	Class A	1.00%
	Class B	1.73%
	Class C	1.71%
	Class R	1.36%
	Class K	1.06%
	Class I	0.73%

The expense ratios set forth in the table above for the Strategies includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 28, 2009, the estimated underlying expense ratio for the Strategies were 0.05%, 0.06% and 0.04% respectively.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Strategies.6 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Certain of the AVPS portfolios have similar investment styles as certain of the Strategies and their fee schedules are set forth below:7

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

Wealth Appreciation Strategy	Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% Excess of $5 billion

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:

Strategy	Luxembourg Fund	Fee[8]
Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Wealth Preservation Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[9]	0.70%

Wealth Appreciation Strategy	Aggressive[9]	0.75%

Wealth Preservation Strategy	Alliance Global Balance Conservative[9]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

9	This ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Strategy.11

The original EG for Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.677	3/11
Wealth Appreciation Strategy[12]	0.650	0.824	1/9
Wealth Preservation Strategy	0.550	0.674	3/7

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.14

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the

10	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

11

The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

12

The Strategy’s EG includes the Strategy, one Global Multi-Cap Growth fund (“GMCG”), one Global Large-Cap Core fund (“GLCC”), three Global Multi-Cap Core funds (“GMLC”) and three Global Large-Cap Growth funds (“GLCG).

13	It should be noted that the expansion of the Strategy’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

14

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Strategies’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Strategy	Expense Ratio (%)[16]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	0.973	1.172	3/11	1.206	12/69
Wealth Appreciation Strategy[17]	1.116	1.430	1/9	1.470	7/57
Wealth Preservation Strategy	1.002	1.002	4/7	1.111	8/24

Based on this analysis, Balanced Wealth Strategy and Wealth Appreciation Strategy have equally favorable ranking on both a management fee basis and a total expense ratio basis. Wealth Preservation Strategy has a more favorable ranking on a management fee basis than on a total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Strategies’ monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.18

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Strategies. See discussion below in Section IV.

15

To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	The total expense ratios shown are for the Strategies’ Class A shares during the most recently completed fiscal year.

17	The Strategy has no other EG peer of the same Lipper classification.

18	Unaudited information on the Strategies’ advisory fee and total expense ratio monthly run rates was provided by the Adviser.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability percentage from providing investment advisory services to the Strategies decreased during calendar year 2008 relative to 2007.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$684,047
Wealth Appreciation Strategy	$340,638
Wealth Preservation Strategy	$282,923

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$18,549,482	$1,548,142
Wealth Appreciation Strategy	$10,568,287	$737,024
Wealth Preservation Strategy	$5,770,693	$583,233

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[19]
Balanced Wealth Strategy	$1,241,921	$78,425
Wealth Appreciation Strategy	$1,147,859	$71,902
Wealth Preservation Strategy	$327,838	$21,227

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, only International Value Portfolio effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Pooling Portfolios may in the future effect brokerage transactions through and pay commissions to SCB for such transactions. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

19

The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

21

The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

22

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information below, which was prepared by Lipper, shows the 1, 3 and 5 year net performance rankings23 of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)24 for the periods ended April 30, 200925:

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 Year	-29.09	-29.09	-26.61	6/11	92/136
3 Year	-8.07	-8.07	-7.02	6/11	79/110
5 Year	-0.21	-1.23	-0.28	3/11	44/93

Wealth Appreciation Strategy[26]
1 Year	-40.88	N/A	-40.36	N/A	12/19
3 Year	-13.95	N/A	-12.33	N/A	10/13
5 Year	-2.46	N/A	-0.93	N/A	9/12

Wealth Preservation Strategy
1 Year	-17.09	-19.64	-15.07	2/7	59/92
3 Year	-3.12	-4.61	-2.29	2/6	44/73
5 Year	1.18	-0.41	1.19	2/5	24/46

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Strategies (in bold)27 versus their benchmarks:

	Periods Ending April 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)[28]
Balanced Wealth Strategy	-29.09	-8.07	-0.21	0.94
60% S&P 500/40% Barclays Capital U.S. Aggregate Index	-21.05	-3.99	0.52	1.70
S&P 500 Index	-35.31	-10.76	-2.70	-0.80
Barclays Capital U.S. Aggregate Index	3.84	6.01	4.78	4.84
Inception Date: September 2, 2003

23

The performance returns and rankings of the Strategies are for the Funds’ Class A shares. It should be noted that performance returns and rankings of the Strategies were provided by the Adviser. The Adviser’s returns for the Strategies may be one or two basis points different from Lipper’s Fund returns due to rounding. Lipper maintains its own database for performance of the Strategies.

24	The Strategies’ PGs/PUs may not be identical to their corresponding EGs/EUs as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

25

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at different point in time.

26	The PG has been intentionally omitted because of the limited number of global multi-cap growth funds in the EG.

27	The performance returns shown are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

28	The Adviser provided the Strategy and benchmark performance return information for periods through April 30, 2009.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

	Periods Ending April 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)[28]
Wealth Appreciation Strategy	-40.88	-13.95	-2.46	-0.80
70% S&P 500/30% MSCI EAFE Net Index	-37.56	-11.17	-1.64	0.72
S&P 500 Index	-35.31	-10.76	-2.70	-0.80
MSCI EAFE Net Index	-42.76	-12.34	0.66	4.12
Inception Date: September 2, 2003

Wealth Preservation Strategy	-17.03	-3.12	1.18	1.83
70% Barclays Capital U.S. Aggregate/30% S&P 500 Index	-9.13	1.04	2.73	3.36
Barclays Capital U.S. Aggregate Index	3.84	6.01	4.78	4.84
S&P 500 Index	-35.31	-10.76	-2.70	-0.80
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

AllianceBernstein Family of Funds

NOTES

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

NOTES

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

NOTES

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

NOTES

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0151-0809

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy	2008	$22,750		$16,863
	2009	$22,681		$7,500
AB Wealth Appreciation Strategy	2008	$22,750		$18,363
	2009	$22,681		$7,500
AB Wealth Preservation Strategy	2008	$22,750		$16,863
	2009	$22,681		$7,500
AB TM Balanced Wealth Strategy	2008	$40,200		$21,325
	2009	$36,753		$8,600
AB TM Wealth Appreciation Strategy	2008	$40,200		$20,275
	2009	$36,753		$7,500
AB TM Wealth Preservation Strategy	2008	$40,200		$18,825
	2009	$36,753		$8,600

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy	2008	$323,413	$16,863
			$—
			$(16,863)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Wealth Appreciation Strategy	2008	$324,913	$18,363
			$—
			$(18,363)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB Wealth Preservation Strategy	2008	$323,413	$16,863
			$—
			$(16,863)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB TM Balanced Wealth Strategy	2008	$327,875	$21,325
			$—
			$(21,325)
	2009	$257,649	$8,600
			$—
			$(8,600)
AB TM Wealth Appreciation Strategy	2008	$326,825	$20,275
			$—
			$(20,275)
	2009	$256,549	$7,500
			$—
			$(7,500)
AB TM Wealth Preservation Strategy	2008	$325,375	$18,825
			$—
			$(18,825)
	2009	$257,649	$8,600
			$—
			$(8,600)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: October 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 28, 2009